Exhibit 10.48



1910K/TWATrans World Airlines, Inc.

                [ THE CONFIDENTIAL PORTION OF THIS DOCUMENT HAS BEEN REDACTED BY BLACK-OUT AND BRACKET AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ]



                              PRUCHASE AGREEMENT

                                   between

                              THE BOEING COMPANY

                                     and

                          TRANS WORLD AIRLINES, INC.



                  Relating to Boeing Model 757-231 Aircraft

                        Purchase Agreement Number 1910

                                TABLE OF CONTENTS

                                                                                       Page              SA
                                                                                     Number          Number
                                                                                     ------          ------

ARTICLES
- --------

1.           Subject Matter of Sale..................................................  1-1

2.           Delivery, Title and Risk
             of Loss.................................................................  2-1

3.           Price of Aircraft.......................................................  3-1

4.           Taxes...................................................................  4-1

5.           Payment.................................................................  5-1

6.           Excusable Delay.........................................................  6-1

7.           Changes to the Detail
             Specification...........................................................  7-1

8.           Federal Aviation Requirements and
             Certificates and Export License.........................................  8-1

9.           Representatives, Inspection,
             Flights and Test Data...................................................  9-1

10.          Assignment, Resale or Lease............................................  10-1

11.          Termination for Certain Events.........................................  11-1

12.          Product Assurance; Disclaimer and
             Release; Exclusion of Liabilities;
             Customer Support; Indemnification
             and Insurance..........................................................  12-1

13.          Buyer Furnished Equipment and
             Spare Parts............................................................  13-1

14.          Contractual Notices and Requests.......................................  14-1

15.          Miscellaneous..........................................................  15-1

                                TABLE OF CONTENTS

                                                               SA
                                                           Number
                                                           ------

EXHIBITS
- --------

A            Aircraft Configuration......................

B            Product Assurance Document..................

C            Customer Support Document...................

D            Price Adjustments Due to
             Economic Fluctuations -
             Airframe and Engines........................

E            Buyer Furnished Equipment
             Provisions Document.........................

F            Defined Terms Document......................

                                LETTER AGREEMENT

                                      INDEX

SUBJECT                                              REFERENCE

1910-1
Seller Purchased Equipment

1910-2
Spares Initial Provisioning

                              TABLE OF CONTENTS


        [ THE CONFIDENTIAL PORTION OF THIS DOCUMENT AND ALL DOCUMENTS THAT ARE OTHERWISE REFERRED TO ON THIS "TABLE OF CONTENTS-RESTRICTED LETTER AGREEMENTS" HAVE BEEN REDACTED BY BLACK-OUT AND BRACKET AND FILED SEPARATELY WITH THE SECURITES AND EXCHANGE COMMISSION. ]

                                                                            SA
                                                                        Number
                                                                        ------

RESTRICTED LETTER AGREEMENTS
- ----------------------------

Letter Agreement No. 6-1162-RLL-1734
Aircraft Performance Guarantees

Letter Agreement No. 6-1162-RLL-1735
Promotion Support

Letter Agreement No. 6-1162-RLL-1736
Disclosure of Confidential Information

Letter Agreement No. 6-1162-RLL-1737
Advance Payments

Letter Agreement No. 6-1162-RLL-1738
Certain Contractual Matters

Letter Agreement No. 6-1162-RLL-1739
Customer Support Matters

Letter Agreement No. 6-1162-RLL-1740
Escalation Sharing

Letter Agreement No. 6-1162-RLL-1741
Option Aircraft

Letter Agreement No. 6-1162-RLL-1742
Sale by Boeing of Used Simulator

Letter Agreement No. 6-1162-RLL-1743
Reconciliation of [ ] Special Features

Letter Agreement No. 6-1162-RLL-1744
Aircraft Demonstration Flights

Letter Agreement No. 7-1162-RLL-1746
Other Matters

                           PURCHASE AGREEMENT NO. 1910

                                   Relating to

                          BOEING MODEL 757-231 AIRCRAFT

         This Agreement is entered into as of ____ , 1996 by and between The Boeing Company, a Delaware corporation, with its principal office in Seattle, Washington (Boeing), and Trans World Airlines, Inc., a Delaware corporation, with its principal office in St. Louis, Missouri (Buyer).

Accordingly, Boeing and Buyer agree as follows:

ARTICLE 1.   Subject Matter of Sale.

         1.1 The Aircraft. Boeing will manufacture and deliver to Buyer and Buyer will purchase and accept delivery from Boeing of ten (10) Boeing Model 757-231 aircraft (the Aircraft) manufactured in accordance with Boeing detail specification DS-44010-96 dated as of even date herewith, as described in Exhibit A, as modified from time to time in accordance with this Agreement (Detail Specification).

         1.2 Additional Goods and Services. In connection with the sale of the Aircraft, Boeing will also provide to Buyer certain other things under this Agreement, including data, documents, training and services, all as described in this Agreement.

         1.3 Performance Guarantees. Any performance guarantees applicable to the Aircraft will be expressly included in this Agreement. Where performance guarantees are included in this Agreement other than within the Detail Specification, such guarantees will be treated as being incorporated in the Detail Specification by this reference.

         1.4 Defined Terms. For ease of use, certain terms are treated as defined terms in this Agreement. Such terms are identified with a capital letter and set forth and/or defined in Exhibit F.


                                      1-1

ARTICLE 2.   Delivery, Title and Risk of Loss.

         2.1 Time of Delivery. The Aircraft will be delivered to Buyer by Boeing assembled and completed, ready for flight and Buyer will accept delivery of the Aircraft, in accordance with the following schedule:

             Month and Year
               of Delivery                           Quantity of Aircraft
               -----------                           --------------------

             February 1997                                    One (1)
             April 1997                                       One (1)
             June 1997                                        One (1)
             August 1997                                      One (1)
             October 1997                                     One (1)
             September 1998                                   One (1)
             November 1998                                    One (1)
             January 1999                                     One (1)
             March 1999                                       One (1)
             May 1999                                         One (1)

         2.2 Notice of Target Delivery Date. Boeing will give Buyer notice of the Target Delivery Date of the Aircraft approximately 30 days prior to the scheduled month of delivery.

         2.3 Notice of Delivery Date. Boeing will give Buyer at least 21 days notice of the delivery date of the Aircraft. If an Aircraft delivery is delayed beyond such delivery date due to the responsibility of Buyer, Buyer will reimburse Boeing for all costs incurred by Boeing as a result of such delay, including amounts for storage, insurance, Taxes, preservation or protection of the Aircraft and interest on payments due.

         2.4 Place of Delivery. The Aircraft will be delivered at a facility selected by Boeing in the State of Washington, unless mutually agreed otherwise.

         2.5 Title and Risk of Loss. Title to and risk of loss of an Aircraft will pass from Boeing to Buyer upon delivery of such Aircraft, but not prior thereto.

         2.6 Bill of Sale. Upon delivery of an Aircraft Boeing will deliver to Buyer a bill of sale conveying good title to such Aircraft, free of any encumbrances.


                                       2-1

ARTICLE 3. Price of Aircraft.

         3.1 Definitions.

                  3.1.1 Special Features are the features incorporated in Exhibit A which have been selected by Buyer.

                  3.1.2 Base Airframe Price is the Aircraft Basic Price excluding the price of Special Features and Engines.

                  3.1.3 Engine Price is the price established by the Engine manufacturer for the Engines installed on the Aircraft including all accessories, equipment and parts set forth in Exhibit D.

                  3.1.4 Aircraft Basic Price is comprised of the Base Airframe Price, the Engine Price and the price of the Special Features.

                  3.1.5 Economic Price Adjustment is the adjustment to the Aircraft Basic Price (Base Airframe, Engine and Special Features) as calculated pursuant to Exhibit D.

                  3.1.6 Aircraft Price is the total amount Buyer is to pay for the Aircraft at the time of delivery.

         3.2 Aircraft Basic Price.

                  The Aircraft Basic Price, expressed in July 1995 dollars, is set forth below:

                        Base Airframe Price:                           $43,168,000
                        Special Features
                          From ILFC Detail Spec
                          per 6-1162-RLL-1743                           $1,154,600
                          From Exhibit A                                $1,335,900
                        Engine Price                                   $11,610,000

                        Aircraft Basic Price                           $57,268,500



                                       3-1

         3.3 Aircraft Price. The Aircraft Price will be established at the time of delivery of such Aircraft to Buyer and will be the sum of:

                  3.3.1 the Aircraft Basic Price, which is Fifty Seven Million Two Hundred Sixty Eight Thousand Five Hundred Dollars ($57,268,500); plus

                  3.3.2 the Economic Price Adjustments for the Aircraft Basic Price, as calculated pursuant to the formulas set forth in Exhibit D (Price Adjustments Due to Economic Fluctuations - Airframe and Engine); plus

                  3.3.3 other price adjustments made pursuant to this Agreement or other written agreements executed by Boeing and Buyer.

         3.4 Advance Payment Base Price.

                  3.4.1 Advance Payment Base Price. For advance payment purposes, the following estimated delivery prices of the Aircraft have been established, using currently available forecasts of the escalation factors used by Boeing as of the date of signing this Agreement. The Advance Payment Base Price of each Aircraft is set forth below:


             Month and Year of                         Advance Payment Base
             Scheduled Delivery                        Price per Aircraft
             ------------------                        ------------------

             February 1997                                $61,233,000
             April 1997                                   $61,282,000
             June 1997                                    $61,340,000
             August 1997                                  $61,566,000
             October 1997                                 $61,885,000
             September 1998                               $63,652,000
             November 1998                                $63,789,000
             January 1999                                 $63,999,000
             March 1999                                   $64,293,000
             May 1999                                     $64,623,000




                                       3-2

ARTICLE 4.   Taxes and Customs Duties.

         4.1 Taxes. In addition to the purchase price of the Aircraft, Buyer shall pay to Boeing, upon demand, any sales or use taxes required to be paid by Boeing as a result of any sale, use (by Buyer after valid tender of delivery), delivery, storage (after valid tender of delivery), or transfer under this Agreement of the Aircraft, accessories, equipment, Buyer Furnished Equipment (Article 9), services, instructions and data furnished or delivered hereunder; provided, however, that Buyer shall have no liability for any penalties or interest with respect to any such taxes, or for any tax which may be levied upon any payment to Boeing by Buyer for the purpose of paying such tax, arising out of Boeing's fault or negligence. If claim is made against Boeing for such taxes, Boeing shall promptly notify Buyer. If seasonably requested by Buyer in writing, Boeing shall, at Buyer's expense, take such action as Buyer may reasonably direct with respect to such asserted liability and shall not pay such tax except under protest, if protest is necessary. If payment be made, Boeing shall, at Buyer's expense, take such action as Buyer may reasonably direct to recover such payment and shall, if requested, permit Buyer in Boeing's name to file claim or commence an action to recover such payment. Buyer shall not be liable for any sales or use taxes pursuant to the provisions of this Article 4 for which it has not been invoiced within one (1) year from the date of delivery, storage or transfer of any Aircraft, accessory, equipment, Buyer Furnished Equipment, service, instruction or datum to which such sales or use taxes apply.

         4.2 Customs Duties. In addition to the purchase price of the Aircraft, Buyer shall pay to Boeing on demand the amount of any United States custom duties required to be paid by Boeing with respect to the importation of any items of Buyer Furnished Equipment or any other accessory, equipment or part of foreign manufacture installed in the Aircraft at Buyer's request. Boeing shall use its best efforts to assist Buyer in obtaining a refund of such customs duties upon exportation of the Aircraft from the United States or in securing temporary free importation of such items under bond, to the extent permitted by law. Buyer shall reimburse Boeing for any expenses and hold Boeing harmless from any penalties incurred by or imposed upon Boeing as a result of any action taken under this Article 4.2.


                                       4-1

ARTICLE 5.   Payment.

         5.1 Advance Payment Schedule. Advance payment for each Aircraft will be made to Boeing by Buyer as follows:


Due Date of Payment                                      Amount Due per Aircraft
- -------------------                                      -----------------------

                                                            (Percentage times
                                                       Advance Payment Base Price)

Upon signing the Agreement                                        1% (less the
                                                                      Deposit)

24 months prior to the first                                      4%
day of the scheduled delivery
month of the Aircraft

21 months prior to the first                                      5%
day of the scheduled delivery
month of the Aircraft

18 months prior to the first                                      5%
day of the scheduled delivery
month of the Aircraft

12 months prior to the first                                      5%
day of the scheduled delivery
month of the Aircraft

9 months prior to the first                                       5%
day of the scheduled delivery
month of the Aircraft

6 months prior to the first                                       5%
day of the scheduled delivery
month of the Aircraft
                                                                 --
              Total                                              30%



                                       5-1

         5.2 Payment at Delivery. The Aircraft Price, less Advance Payments received by Boeing, is due on delivery of such Aircraft to Buyer.

         5.3 Form of Payments. All payments due hereunder will be made by Buyer to Boeing by unconditional deposit in a bank account in the United States designated by Boeing or in other immediately available funds. All prices and payments set forth in this Agreement are in United States Dollars.

         5.4 Monetary and Government Regulations. Buyer will be responsible for complying with all monetary control regulations and for obtaining necessary governmental authorizations related to payments hereunder.


                                       5-2

ARTICLE 6.   Excusable Delay.

         6.1 General. Boeing will not be liable for or be deemed to be in default under this Agreement on account of any delay in delivery of any Aircraft or other performance hereunder arising out of causes such as: acts of God; war, armed hostilities, riots, fires, floods, earthquakes or serious accidents; governmental acts or failures to act affecting materials, facilities or Aircraft; strikes or labor troubles causing cessation, slowdown or interruption of work; damage to an Aircraft; failure of or delay in transportation; or inability, after due and timely diligence, to procure materials, systems, accessories, equipment or parts; or arising out of any other cause to the extent it is beyond Boeing's control or not occasioned by Boeing's fault or negligence. A delay resulting from such causes is referred to as an "Excusable Delay".

         6.2 Excusable Delay of 12 Months.

                  6.2.1 Anticipated Delay. If Boeing concludes, based on its appraisal of the facts and normal scheduling procedures, that due to an Excusable Delay, delivery of an Aircraft will be delayed more than 12 months beyond the month in which delivery is scheduled, Boeing will promptly so notify Buyer in writing and either party may then terminate this Agreement with respect to such Aircraft by giving written notice to the other within 15 days after receipt by Buyer of Boeing's notice. Failure of a party to terminate the purchase of an Aircraft for an Excusable Delay pursuant to this paragraph results in a waiver of that party's right to terminate the purchase of such Aircraft for any delay in delivery caused by such Excusable Delay.

                  6.2.2 Actual Delay. If, due to an Excusable Delay, delivery of an Aircraft is delayed for more than 12 months beyond the month in which delivery is scheduled, and such right to terminate has not been waived under paragraph 6.2.1, either party may terminate this Agreement with respect to such Aircraft by giving written notice to the other within 15 days after the expiration of such 12-month period.

         6.3 Aircraft Damaged Beyond Repair. If, prior to delivery, an Aircraft is destroyed or damaged beyond economic repair due to any cause, Boeing will promptly notify Buyer in writing and either party may then terminate this Agreement with respect to such Aircraft. If Boeing does not so terminate this Agreement with respect to such Aircraft, such notice will specify the earliest date reasonably possible, consistent with Boeing's other contractual commitments and production capabilities, by which Boeing will deliver a replacement for such Aircraft. This Agreement will thereupon terminate as to such Aircraft,


                                       6-1
unless Buyer gives Boeing written notice, within 30 days after receipt of Boeing's notice, that Buyer desires the proposed replacement for such Aircraft.

         6.4 Agreement Revision. If an Aircraft is delayed, or destroyed or damaged beyond economic repair, and this Agreement is not terminated pursuant to this Article, this Agreement will be appropriately revised.

         6.5 Agreement Termination.

                  6.5.1 Termination under this Article will discharge all obligations and liabilities of Boeing and Buyer hereunder with respect to terminated Aircraft and all related undelivered items and services, except that Boeing will return to Buyer, without interest, all advance payments related to such Aircraft,

                  6.5.2 If either party terminates this Agreement as to any Aircraft pursuant to this Article, Boeing may, upon written notice to Buyer within 30 days after such termination, purchase from Buyer any Buyer Furnished Equipment related to such Aircraft, at the invoice prices paid, or contracted to be paid, by Buyer.

         6.6 Exclusive Rights. The termination rights set forth in this Article are in substitution for any and all other rights of termination or contract lapse or any other claim arising by operation of law by virtue of delays in performance covered by this Article.


                                       6-2

ARTICLE 7. Changes to the Detail Specification.

         7.1 Development Changes. Boeing may, at its own expense and without Buyer's consent, incorporate Development Changes in the Detail Specification and the Aircraft prior to delivery to Buyer. Development Changes are defined as changes to the basic specification for Model 757-200 aircraft that do not affect the Aircraft Purchase Price or adversely affect Aircraft delivery, guaranteed weight, guaranteed performance or compliance with the interchangeability or replaceability requirements set forth in the Detail Specification. If Boeing makes changes pursuant to this paragraph, Boeing will promptly notify Buyer of such changes.

         7.2 Change Orders. The Detail Specification and associated provisions of this Agreement may be amended by Change Order or other written agreement, which will state the particular changes to be made and any effect on design, performance, weight, balance, time of delivery, Aircraft Basic Price and Advance Payment Base Price.


                                       7-1

ARTICLE 8.   Federal Aviation Requirements and
             Certificates.

         8.1 FAA Certificates.

                  8.1.1 Boeing will obtain from the Federal Aviation Administration (FAA):

                           8.1.1.1 a Type Certificate (transport category)
issued pursuant to Part 21 of the Federal Aviation Regulations for the type of aircraft covered by this Agreement, and

                           8.1.1.2 a Standard Airworthiness Certificate for each
Aircraft issued pursuant to Part 21 of the Federal Aviation Regulations, which will be provided to Buyer with delivery of the Aircraft.

                  8.1.2 Boeing will not be obligated to obtain any other certificates or approvals for the Aircraft.

                  8.1.3 If the use of either FAA certificate is discontinued prior to delivery of an Aircraft, references in this Agreement to such discontinued certificate will be deemed references to its superseding FAA certificate. If the FAA does not issue a superseding certificate, Boeing's only obligation under this paragraph will be to comply with the Detail Specification.

         8.2 FAA Manufacturer Changes.

                  8.2.1 If the FAA, or any other governmental agency having jurisdiction, requires any change to the Aircraft, data relating to the Aircraft, or testing of the Aircraft in order to obtain the Standard Airworthiness Certificate (Manufacturer Change), such Manufacturer Change will be made prior to delivery of such Aircraft.

                  8.2.2 If prior to Aircraft delivery a Manufacturer Change is required to be incorporated in an Aircraft, it will be incorporated at no charge to Buyer, unless the requirement is promulgated subsequent to the date of this Agreement, in which case Buyer will pay Boeing's


                                       8-1
charge only for Aircraft scheduled for delivery to Buyer 18 months or more after the date of this Agreement.

         8.3 FAA Operator Changes.

                  8.3.1 Boeing will deliver each Aircraft with the changes in equipment incorporated (or, at Boeing's sole discretion, with suitable provisions for the incorporation of such equipment) that is required by Federal Aviation Regulations which (i) are generally applicable with respect to transport category aircraft to be used in United States certified air carriage and (ii) have to be complied with on or before the date of delivery of such Aircraft (Operator Changes).

                  8.3.2 If Operator Changes are incorporated in an Aircraft, Buyer will pay Boeing's charge applicable to such Aircraft.

         8.4 Delays; Changes to this Agreement. If delivery of an Aircraft is delayed due to the incorporation of a Manufacturer Change or an Operator Change, the delivery of the Aircraft will be appropriately revised to reflect such delay. This Agreement will also be revised to reflect appropriate changes in the Aircraft Price, design, performance, weight and balance due to the incorporation of a Manufacturer Change or an Operator Change.


                                       8-2

ARTICLE 9.   Representatives, Inspection,
             Flights and Test Data.

         9.1 Office Space at Boeing. From a date 12 months prior to delivery of the first Aircraft, and until the delivery of the last Aircraft, Boeing will furnish, without additional charge, suitable office space and equipment in or conveniently located near its plant in Seattle for the accommodation of up to five personnel of Buyer.

         9.2 Inspection by Buyer. Designated representatives of Buyer may inspect the manufacturing of the Aircraft at all reasonable times. However, if access to any part of Boeing's plant is restricted by the United States Government, Boeing will be allowed a reasonable time to arrange for inspection elsewhere. All inspections by Buyer's representatives will be performed so as not to hinder manufacture or performance by Boeing.

         9.3 Aircraft Flight. Prior to delivery, each Aircraft will be flown by Boeing for such periods as may be required to demonstrate to Buyer the function of the Aircraft and its equipment in accordance with Boeing's production flight test procedures and as necessary to demonstrate compliance with the Detail Specification. The aggregate duration of such flights will be not less than 1-1/2 hours or more than 4 hours. Five persons designated by Buyer may participate in such flights as observers.

         9.4 Test Data. Boeing will furnish to Buyer, as soon as practicable, flight test data obtained on an aircraft of the type purchased hereunder, certified as correct by Boeing, to evidence compliance with any performance guarantees set forth in this Agreement. Any Performance Guarantee will be deemed to be met if reasonable engineering interpretations and calculations based on such flight test data establish that the Aircraft would, if actually flown, comply with such guarantee.

         9.5 Special Aircraft Test Requirements. Boeing may use the Aircraft for flight and ground tests prior to delivery to Buyer, without reduction in the Aircraft Purchase Price, if such tests are deemed necessary by Boeing to:

                  9.5.1 obtain or maintain the Type Certificate or Standard Airworthiness Certificate for the Aircraft; or

                  9.5.2 evaluate aircraft improvement changes that may be offered for production or retrofit incorporation in any aircraft.

         9.6 Indemnity. Boeing will indemnify and hold harmless Buyer and Buyer's observers from and against all


                                       9-1
claims and liabilities, including costs and expenses (including attorneys' fees) incident thereto, for injury to or death of any person or persons, including employees of Boeing but excluding employees, officers or agents of Buyer, or for loss of or damage to any property, arising out of or in connection with the operation of the Aircraft during all demonstration and test flights conducted under the provisions of this Article, whether or not arising in tort or occasioned in whole or in part by the negligence of Buyer or any of Buyer's observers, whether active, passive or imputed.


                                       9-2

ARTICLE 10.  Assignment, Resale or Lease.

         10.1 Assignment. This Agreement will inure to the benefit of and be binding upon each of the parties hereto and their respective successors and assigns. Neither the rights nor the duties of either party under this Agreement may be assigned or delegated, or contracted to be assigned or delegated, in whole or part, without the prior written consent of the other party, except that:

                  10.1.1 Either party may assign its interest to a corporation that (i) results from any merger or reorganization of such party or (ii) acquires substantially all the assets of such party;

                  10.1.2 Boeing may assign its rights to receive money; and

                  10.1.3 Boeing may assign all or any part of its rights and obligations under this Agreement to any wholly owned subsidiary of Boeing, provided that Boeing will remain fully and solely responsible to Buyer for all obligations and liabilities as the seller of the Aircraft, and Buyer will continue to deal exclusively with Boeing.

         10.2 Transfer by Buyer at Delivery. Buyer may, and at Buyer's request Boeing will, take any action reasonably required for the purpose of causing an Aircraft, at time of delivery, to be subjected to an equipment trust, conditional sale, lien or other arrangement for the financing by Buyer of such Aircraft. No action taken by either party pursuant to this paragraph, however, will require Boeing to divest itself of title to or possession of such Aircraft until delivery and payment therefor pursuant to this Agreement.

         10.3 Sale by Buyer After Delivery. If, following delivery of any Aircraft, Buyer sells such Aircraft (including any sale for financing purposes), then all of Buyer's rights with respect to such Aircraft under this Agreement will inure to the benefit of the purchaser of such Aircraft, effective upon Boeing's receipt of such purchaser's express written agreement, in form satisfactory to Boeing, to be bound by and to comply with all applicable terms, conditions and limitations of this Agreement.

         10.4 Lease by Buyer After Delivery. If, following delivery of any Aircraft, Buyer leases such Aircraft, Buyer will not assign to the lessee of such Aircraft any rights under this Agreement without Boeing's prior written consent, which consent will not be unreasonably withheld.

         10.5 No Increase in Boeing Liability. No action taken by Buyer or Boeing relating to the assignment, resale or lease of any Aircraft or this Agreement will subject


                                      10-1

Boeing to any liability beyond that in this Agreement or modify in any way Boeing's obligations under this Agreement.

             10.6 Exculpatory or Indemnity Clause in Post-Delivery Sale or Lease. If, following delivery of an Aircraft, Buyer sells or leases such Aircraft and obtains from the transferee an exculpatory or indemnity clause protecting Buyer, Buyer will include the same protection for Boeing.


                                      10-2

ARTICLE 11.  Termination for Certain Events.

         11.1 Termination. This Agreement may be terminated at any time with regard to undelivered Aircraft and items and unperformed services by notice in writing by either party hereto if the other party:

                  11.1.1 Ceases doing business as a going concern, suspends all or substantially all its business operations (other than temporary shutdowns due to labor disputes or similar causes beyond the control of Buyer), makes an assignment for the benefit of creditors, is insolvent, or generally does not pay its debts, or admits in writing its inability to pay its debts; or

                  11.1.2 Petitions for or acquiesces in the appointment of any receiver, trustee or similar officer to liquidate or conserve its business or any substantial part of its assets; commences any legal proceeding such as insolvency, bankruptcy, reorganization, readjustment of debt, dissolution or liquidation available for the relief of financially distressed debtors; or becomes the object of any such proceeding, unless such proceeding is dismissed or stayed within a reasonable period, not to exceed 60 days.

         11.2 Repayment of Advance Payments. If this Agreement is terminated with regard to any Aircraft by Buyer under this Article, Boeing will promptly repay to Buyer, without interest, any advance payments received by Boeing from Buyer with respect to such Aircraft.


                                      11-1

ARTICLE 12.  Product Assurance; Disclaimer and Release;
             Exclusion of Liabilities; Customer Support;
             Indemnification and Insurance.

         12.1 Product Assurance. Boeing and Buyer are bound by the provisions of Exhibit B hereto (Product Assurance Document).

         12.2 DISCLAIMER AND RELEASE. THE WARRANTIES, OBLIGATIONS AND LIABILITIES OF BOEING AND THE REMEDIES OF BUYER SET FORTH IN THE PRODUCT ASSURANCE DOCUMENT ARE EXCLUSIVE AND IN SUBSTITUTION FOR, AND BUYER HEREBY WAIVES, RELEASES AND RENOUNCES, ALL OTHER WARRANTIES, OBLIGATIONS AND LIABILITIES OF BOEING AND ALL OTHER RIGHTS, CLAIMS AND REMEDIES OF BUYER AGAINST BOEING, EXPRESS OR IMPLIED, ARISING BY LAW OR OTHERWISE, WITH RESPECT TO ANY NONCONFORMANCE OR DEFECT IN ANY AIRCRAFT OR OTHER THING PROVIDED UNDER THIS AGREEMENT, INCLUDING, BUT NOT LIMITED TO:

                         (A)         ANY IMPLIED WARRANTY OF MERCHANTABILITY
                                     OR FITNESS;

                         (B) ANY IMPLIED WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OF TRADE;

                         (C) ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY IN TORT, WHETHER OR NOT ARISING FROM THE NEGLIGENCE OF BOEING (WHETHER ACTIVE, PASSIVE OR IMPUTED);

                                     AND

                         (D) ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY FOR LOSS OF OR DAMAGE TO ANY AIRCRAFT.

         12.3 EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES. BOEING WILL HAVE NO OBLIGATION OR LIABILITY, WHETHER ARISING IN CONTRACT (INCLUDING WARRANTY), TORT (INCLUDING ACTIVE, PASSIVE OR IMPUTED NEGLIGENCE) OR OTHERWISE, FOR LOSS OF USE, REVENUE OR PROFIT, OR FOR ANY OTHER INCIDENTAL OR CONSEQUENTIAL DAMAGES WITH RESPECT TO ANY NONCONFORMANCE OR DEFECT IN ANY AIRCRAFT OR OTHER THING PROVIDED UNDER THIS AGREEMENT.

         12.4 Definitions. For the purposes of this Article, the term "BOEING" means The Boeing Company, its divisions, subsidiaries and affiliates, the assignees of each, and their directors, officers, employees and agents.

         12.5 Customer Support and Indemnification; Insurance. Boeing and Buyer are bound by the provisions of Exhibit C hereto (Customer Support Document), which includes


                                      12-1
indemnification and insurance requirements related to the use of Customer Support Services.


                                      12-2

ARTICLE 13.  Buyer Furnished Equipment and Spare Parts.

         13.1 Buyer Furnished Equipment. Boeing and Buyer are bound by the provisions of Exhibit E (Buyer Furnished Equipment Document), which includes indemnification requirements related to Buyer Furnished Equipment.

         13.2 Purchase of Boeing Spare Parts. Boeing will sell to Buyer and Buyer will purchase from Boeing materials, spare parts, assemblies, tools and items of equipment relating to the Aircraft pursuant to Customer Services General Terms Agreement No. 31-1.


                                      13-1

ARTICLE 14.  Contractual Notices and Requests.

             All notices and requests relating to this Agreement will be in English, and may be transmitted by any customary means of written communication addressed as follows:

             Buyer:      Trans World Airlines, Inc.
                         One City Centre, 19th Floor
                         515 North 6th Street
                         St. Louis, Missouri 63101
                         Attention: Michael Robinson

             Boeing:     Boeing Commercial Airplane Group
                         P.O. Box 3707
                         Seattle, Washington 98124-2207
                         U.S.A.

                         Attention:   Vice President - Contracts
                                      Mail Stop 75-38

or to such other address as specified elsewhere herein or as otherwise directed in writing by either party. The effective date of any such notice or request will be the date on which it is received by the addressee.


                                      14-1

ARTICLE 15.  Miscellaneous.

         15.1 Government Approval. Boeing and Buyer will use their best reasonable efforts to assist each other in obtaining any United States Governmental agency consents or approvals necessary or appropriate to effect certification and sale of the Aircraft under this Agreement.

         15.2 Headings. Article and paragraph headings used in this Agreement are for convenient reference only and are not intended to affect the interpretation of this Agreement.

         15.3 Entire Agreement; Amendments. This Agreement contains the entire agreement between the parties concerning the subject matter hereof and supersedes all previous proposals, understandings, commitments or representations whatsoever, oral or written. This Agreement may be changed only in writing signed by authorized representatives of Boeing and Buyer, except in the case of certain changes permitted or required by this Agreement.

         15.4 GOVERNING LAW. THIS AGREEMENT WILL BE GOVERNED BY THE LAW OF THE STATE OF WASHINGTON, U.S.A., EXCLUSIVE OF WASHINGTON'S CONFLICTS OF LAWS RULES.

         15.5 Negotiated Agreement. This Agreement, including the provisions of
Article 12 relating to DISCLAIMER AND RELEASE, the Exclusion of Consequential and Other Damages, and the provisions relating to indemnification and insurance set forth in this Agreement, has been the subject of discussion and negotiation and is fully understood by the parties; the Aircraft Purchase Price and other agreements of the parties set forth in this Agreement were arrived at in consideration of such provisions.

                            *************************


TRANS WORLD AIRLINES, INC.                          THE BOEING COMPANY

By                                               By
   -------------------------                         -------------------------
Its                                              Its
   -------------------------                         -------------------------


                                      15-1

1910K/TWATrans World Airlines, Inc.

                             AIRCRAFT CONFIGURATION

                                     between

                               THE BOEING COMPANY

                                       and

                           TRANS WORLD AIRLINES, INC.

                   Exhibit A to Purchase Agreement Number 1910




                                        A

                             AIRCRAFT CONFIGURATION

                               Dated _____________

                                  relating to

                         BOEING MODEL 757-231 AIRCRAFT

         The Detail Specification is Boeing Detail Specification D6-44010-96 dated as of even date herewith. Such Detail Specification will be comprised of Boeing Detail Specification D6-44010-77B dated September 12, 1995 as amended to incorporate the applicable specification language to reflect the effect of the changes set forth in the Master Changes and Change Requests listed below. Such Change Requests are set forth in Boeing Document D6-48240. As soon as practicable, Boeing will furnish to Buyer copies of the Detail Specification, which copies will reflect the effect of such changes. The Aircraft Basic Price reflects and includes all effects of such changes of price, except such Aircraft Basic Price does not include the price effects of Master Change Requests changing Buyer Furnished Equipment to Seller Purchased Equipment.

Exhibit A to
Purchase Agreement No. 1910
Page  2

                                                            PRICE PER
 MASTERCHANGE                                               AIRCRAFT
   NO./TITLE                                              (1995 STE $)
   ---------                                              ------------

=======================================================   ===========




 0310MP5132                                                $828,300
 INCREASE CERTIFIED MAXIMUM TAXI WEIGHT IN
 1000 POUND INCREMENTS TO A MAXIMUM OF
 256,000 POUNDS FROM 221,000 POUNDS
 STATUS: ACCEPT

 1110MP5092                                                      NC
 EXTERIOR DECORATIVE FINISH - DESOTO H.S. IN
 LIEU OF DESOTO 1000
 STATUS: ACCEPT

 1110MP5093                                                      NC
 EXTERIOR DECORATIVE MARKINGS - ILFC LEASE
 CUSTOMERS
 STATUS: ACCEPT

 2123MP5010                                                      NC
 SUPPLEMENTAL PASSENGER AIR DISTRIBUTION -
 INSTALLATION
 STATUS: IN-PROC

 2210MP5001                                                      NC
 BANK ANGLE HOLD AT AUTOPILOT COMMAND ENGAGE
 STATUS: ACCEPT

 2210MP5005                                                      NC
 FULL TIME FLIGHT DIRECTOR
 STATUS: ACCEPT

 2210MP5130                                                      NC
 MANUAL AUTOPILOT CHANNEL SELECTION UPON
 APPROACH MODE ENGAGEMENT
 STATUS: ACCEPT

 2240MP5003                                                  $3,600
 REMOTE MAINTENANCE CONTROL PANEL
 INSTALLATION IN FLIGHT COMPARTMENT
 STATUS: ACCEPT

 2311MP5069                                                      NC
 DUAL HF COMMUNICATIONS SYSTEMS INSTALLATION
 IN EXISTING COMPLETE PROVISION FOR DUAL HF
 COMMUNICATIONS
 STATUS: ACCEPT

Exhibit A to
Purchase Agreement No. 1910
Page  3

                                                            PRICE PER
 MASTERCHANGE                                               AIRCRAFT
   NO./TITLE                                              (1995 STE $)
   ---------                                              ------------

=======================================================   ===========




 2312MP5096                                                 $20,900
 THIRD VHF COMMUNICATIONS - INSTALLATION -
 BFE ROCKWELL INTERNATIONAL CORP (CONTROL
 PANEL GABLES P/N G6317)
 STATUS: ACCEPT

 2322MP5061                                                 $44,100
 AIRCRAFT COMMUNICATIONS ADDRESSING AND
 REPORTING SYSTEM (ACARS) - INSTALLATION -
 PARTIAL PROVISIONS
 STATUS: ACCEPT

 2322MP5251                                                  $7,400
 ACARS SYSTEM - INSTALLATION INTO EXISTING
 PROVISIONS - BFE - ALLIED SIGNAL - P/N
 965-0728-003
 STATUS: ACCEPT

 2332MP5333                                                  $3,600
 VIDEO ENTERTAINMENT SYSTEM "VIDEO ON" LIGHT
 - INSTALLATION - FLIGHT COMPARTMENT
 STATUS: IN-PROC

 2332MP5335                                                $126,600
 VIDEO ENTERTAINMENT SYSTEM - 8.6" PSU
 MOUNTED LCD VIDEO MONITORS - SONY -
 PROVISIONS ONLY
 STATUS: IN-PROC

 2332MP5337                                                 $21,900
 VIDEO ENTERTAINMENT SYSTEM - 8.6" PSU
 MOUNTED LCD VIDEO MONITORS - BFE SONY -
 INSTALLATION INTO EXISTING PROVISIONS AND
 CERTIFY
 STATUS: IN-PROC

 2334MP5036                                                  $8,500
 AUDIO ENTERTAINMENT SYSTEM - INSTALLATION
 STATUS: OPEN

Exhibit A to
Purchase Agreement No. 1910
Page  4

                                                            PRICE PER
 MASTERCHANGE                                               AIRCRAFT
   NO./TITLE                                              (1995 STE $)
   ---------                                              ------------

=======================================================   ===========

 2520MP5572                                                 -$4,000
 INTERIOR ARRANGEMENT - 22 FIRST CLASS AND
 158 TOURIST CLASS PASSENGERS - GALLEYS G1A,
 G1B, G4B, SPACE PROVISIONS FOR G2A AND
 STATUS: ACCEPT

 2524MP5165                                                 $20,100
 SFE RH UNDER-BIN CLOSET - INSTALLATION -
 STATION 407-426
 STATUS: ACCEPT

 2530MP5442                                                 $18,600
 GALLEY G2A - INSTALLATION - UNDERBIN WITH
 DRAIN CONNECTIONS ONLY - BFE DRIESSEN TBD
 STATUS: ACCEPT

 2530MP5446                                                 $10,800
 PROVISIONS FOR GALLEY G2A - INSTALLATION -
 UNDERBIN WITH ELECTRICAL, AND WATER
 CONNECTIONS
 STATUS: IN-PROC

 2560MP5074                                                 $22,200
 EMERGENCY EVACUATION SIGNAL SYSTEM
 INSTALLATION
 STATUS: IN-PROC

 3141MP5002                                                      NC
 EICAS STATUS MODE - DISPLAY OF HYDRAULIC
 PRESSURE
 STATUS: ACCEPT

 3141MP5003                                                      NC
 EICAS STATUS MODE - DISPLAY OF APU RPM
 STATUS: ACCEPT

 3141MP5008                                                 $21,200
 EICAS MAINTENANCE MODE - DISPLAY OF
 ADDITIONAL ENVIRONMENTAL CONTROL
 STATUS: ACCEPT

Exhibit A to
Purchase Agreement No. 1910
Page  5


                                                           PRICE PER
 MASTERCHANGE                                               AIRCRAFT
   NO./TITLE                                              (1995 STE $)
   ---------                                              ------------

=======================================================   ===========




 3141MP5061                                                      NC
 EICAS MAINTENANCE PAGES AVAILABLE DURING
 NON-REVENUE FLIGHT
 STATUS: ACCEPT

 3321MP5020                                                 $10,500
 PASSENGER CABIN LIGHTING - TWO ZONE CONTROL
 STATUS: ACCEPT

 3351MP5020                                                 -$1,600
 FLOOR PROXIMITY EMERGENCY ESCAPE PATH
 MARKING SYSTEM - INSTALLATION - SPE LSI IN
 LIEU OF SFE BOEING
 STATUS: ACCEPT

 3419MP5007                                                      NC
 WINDSHEAR AMBER PREALERT DISPLAY ON EFIS
 EADI
 STATUS: ACCEPT

 3421MP5010                                                      NC
 INERTIAL REFERENCE UNIT (IRU) - ACTIVATION
 OF THE 1995 UPDATED AND EXPANDED MAGVAR
 TABLES
 STATUS: ACCEPT

 3422MP5004                                                      NC
 RADIO ALTITUDE ON EADI - ROUND DIAL
 STATUS: ACCEPT

 3422MP5005                                                      NC
 ILS DEVIATION WARNING ON EADI
 STATUS: ACCEPT

 3422MP5008                                                      NC
 FILLED INTEGRATED (SINGLE) CUE FLIGHT
 DIRECTOR COMMAND
 STATUS: ACCEPT

 3422MP5034                                                      NC
 RANGE ARCS ON EHSI
 STATUS: ACCEPT

Exhibit A to
Purchase Agreement No. 1910
Page  6



                                                           PRICE PER
 MASTERCHANGE                                               AIRCRAFT
   NO./TITLE                                              (1995 STE $)
   ---------                                              ------------

=======================================================   ===========




 3422MP5250                                                      NC
 EXPANDED AND FULL COMPASS ROSE EHSI FORMATS
 STATUS: ACCEPT

 3422MP5255                                                      NC
 TCAS 3NM RANGE RING ON EHSI
 STATUS: ACCEPT

 3443MP5078                                                 $14,500
 WEATHER RADAR SYSTEM - ARINC 708A SINGLE
 WEATHER RADAR SYSTEM WITH PREDICTIVE
 WINDSHEAR - PARTIAL PROVISIONS
 STATUS: ACCEPT

 3443MP5097                                                      NC
 WEATHER RADAR SYSTEM - BFE ROCKWELL WITH
 PREDICTIVE WINDSHEER CAPABILITY DEACTIVATED
 (AND NO ADDITIONAL WIRING) IN LIEU OF
 STATUS: ACCEPT

 3445MP5146                                                      NC
 TCAS II - FULL INSTALLATION - BFE COLLINS
 EQUIPMENT - 757-200
 STATUS: ACCEPT

 3446MP5087                                                      NC
 GPWS CALLOUTS - 500' (SMART)
 STATUS: ACCEPT

 3458MP5029                                                 $36,300
 GLOBAL POSITIONING SYSTEM (GPS) -
 INSTALLATION - PARTIAL PROVISIONS
 STATUS: ACCEPT

 3461MP5026                                                 $77,400
 FLIGHT MANAGEMENT COMPUTER - INCREASE NAV
 DATA BASE TO ONE (1) MILLION WORDS -
 PERFORMANCE DATA BASE CAPACITY ADDITION
 STATUS: ACCEPT

 3461MP5245                                                 $45,000
 FMCS CONTROL DISPLAY UNIT REPLACEMENT WITH
 HYBRID MULTIFUNCTION CONTROL DISPLAY UNIT
 STATUS: ACCEPT

Exhibit A to
Purchase Agreement No. 1910
Page  7

                                                           PRICE PER
 MASTERCHANGE                                               AIRCRAFT
   NO./TITLE                                              (1995 STE $)
   ---------                                              ------------

=======================================================   ===========


      CR'S    42                                 TOTAL     $1,335,900

1910K/TWATrans World Airlines, Inc.

                           PRODUCT ASSURANCE DOCUMENT

                                     between

                               THE BOEING COMPANY

                                       and

                           TRANS WORLD AIRLINES, INC.

                   Exhibit B to Purchase Agreement Number 1910


                                        B

                                   Relating to

                          BOEING MODEL 757-231 AIRCRAFT

         This Product Assurance Document is Exhibit B to and forms a part of Purchase Agreement No. 1910 between The Boeing Company (Boeing) and Trans World Airlines, Inc. (Buyer) relating to the purchase of Boeing Model 757-231 aircraft. This Product Assurance Document consists of the following parts:

             PART A               Boeing Warranty

             PART B               Warranty Repairs and Modifications by
                                  Buyer

             PART C               Boeing Service Life Policy

             PART D               Boeing Indemnity Against Patent
                                  Infringement

             PART D-1             Boeing Indemnity Against Copyright
                                  Infringement

             PART E               Supplier Warranties and Patent
                                  Indemnities

             PART F               Engine Manufacturer Warranties

             PART G               Boeing Interface Commitment

             PART H               General

                                     PART A

                                 BOEING WARRANTY

1. Warranties.

         Subject to the exceptions set forth herein, Boeing warrants that, at the time of delivery, each Aircraft, including all installed systems, accessories, equipment and parts, will:

         1.1 conform to the Detail Specification, as it may be changed pursuant to this Agreement, except such portions stated to be estimates, approximations, design objectives, or design criteria, or described as not guaranteed;

         1.2 be free from defects in material and workmanship, including process of manufacture; and

         1.3 be free from defects in design, including selection of (i) materials and (ii) process of manufacture, in view of the state of the art at the time of design.

         For purposes of this Boeing Warranty, nonconformance with the Detail Specification, defects in material or workmanship and defects in design may hereinafter be called "defects" or a "defect", and the term "system", "accessory", "equipment" or "part" may hereinafter be called "item" or "items."

2. Exceptions.

         The warranties above will not apply to BFE. The warranty above covering material and workmanship and the warranty above covering design will not apply to Engines or to any other item purchased by Boeing but not manufactured to Boeing's detailed design. However, any defect in the Boeing workmanship installing such BFE, Engines or other items in an Aircraft will constitute a defect in workmanship.

3. Survival of Warranties.

             Neither the warranty of conformance to the Detail Specification applicable to Engines and other items purchased by Boeing but not manufactured to Boeing's detailed design, nor any Performance Guarantees, will survive delivery of the Aircraft. The remaining warranties set forth herein will survive delivery of the Aircraft, subject to the limitations and conditions set forth herein.

4. Warranty Periods and Claims.

         4.1 The warranty periods are:

                  4.1.1 As to a defect in conformance to the Detail Specification, 36 months after delivery of each Aircraft, and

                  4.1.2 As to a defect in material, workmanship or design in any item, 36 months after delivery of each Aircraft in which such item was initially installed.

         4.2 Boeing's Product Assurance Regional Manager at Renton, Washington must receive the warranty claim in writing at the earliest practicable time after the defect becomes apparent but in no event later than 90 days after expiration of the applicable warranty period.

         4.3 Such warranty claim must include the data set forth below and, if requested by Boeing, reasonable evidence that the claimed defect did not result from any act or omission of Buyer.

                  4.3.1 Identity of the item or Aircraft involved, including Boeing part number, serial number if applicable, nomenclature and the quantity claimed to be defective;

                  4.3.2 Identity of the Aircraft on which the claimed item was installed as original equipment;

                  4.3.3 Date the claimed defect became apparent which will be the date such defect was discovered by Buyer or the warranty date set forth in a Boeing service bulletin or service letter, whichever date occurs first; and

                  4.3.4 Description of the claimed defect and circumstances, including Boeing service bulletin or Boeing service letter number if claim involves a service bulletin or letter.

         4.4 Upon completion of Boeing's warranty claim investigation, including examination of any item or Aircraft returned to Boeing, Boeing will provide a written disposition of its warranty claim findings to Buyer. In the event Boeing must reject Buyer's warranty claim, Boeing will provide reasonable substantiation of such rejection in its disposition.

5. Remedies.

         Buyer's remedies under this Boeing Warranty are as follows:

         5.1 As to a defect in conformance to the Detail Specification, the correction at Boeing's expense of such defect; provided, however, that Boeing will not be obligated to correct any defect that has no material adverse effect on the maintenance, use or operation of the Aircraft. The warranty period for the corrected item will be the unexpired warranty period for the defective item.

         5.2 As to a defect in material or workmanship, (i) the repair at Boeing's expense of such defect or, (ii) at Boeing's option, the replacement of such item with a similar item free from defect or the issuance of a credit memorandum to reimburse Buyer for a spare part previously purchased from Boeing as the replacement for such defective item. The warranty period for either correction will be the unexpired warranty period for the defective item.

         5.3 As to a defect in design, the correction at Boeing's expense of such defect. The warranty period for such correction is 18 months from receipt by Buyer of corrective material or the end of the original design warranty period for the defective item, whichever is later.

         5.4 Boeing will issue a credit memorandum to reimburse Buyer at the Warranty Labor Rate for the direct labor hours required for removal from the Aircraft of a defective item and the reinstallation in the Aircraft of the corrected item.

6. Returned Items.

         Unless otherwise provided in this Agreement, the Aircraft or item claimed to be defective must be returned to Boeing as soon as practicable. Buyer may also provide specific technical repair or correction instructions with such return. The absence of such instructions will evidence Buyer's authorization for Boeing to proceed using Boeing information and data. The following criteria will apply with respect to return of Aircraft or items to Boeing:

         6.1 As to Aircraft:

                  6.1.1 An Aircraft may be returned only if

                           6.1.1.1 substantially all the work to be performed by
Boeing is covered by this Boeing Warranty, and

                           6.1.1.2 Buyer does not have the capability to
perform, nor is it practical for Boeing personnel to perform, the warranty work away from Boeing's facilities.

                           6.1.2 All warranty work will be performed at Boeing's
expense, with reasonable efforts to minimize Aircraft out-of-service time. In addition, Boeing will reimburse Buyer by issuing a credit memorandum for the cost of fuel, oil and landing fees incurred in ferrying the Aircraft to Boeing's facilities and in ferrying the Aircraft back to Buyer's facilities. Buyer will minimize the length of both ferry flights.

                           6.1.3 Any nonwarranty work performed by Boeing will
be paid for by Buyer at Boeing's then-standard rates.

                           6.1.4 A separate agreement based on Boeing's
then-standard form will be entered into to cover the return of and work on such Aircraft.

                  6.2 As to any system, accessory, equipment or part:

                           6.2.1 All warranty work will be performed at Boeing's
expense, with reasonable efforts to minimize item out-of-service time for items returned.

                           6.2.2 Boeing's turnaround-time objectives for repair
or replacement are: 10 working days for avionic and electronic items and 30 working days for other items when corrected at Boeing's facilities, or 40 working days when corrected at the facilities of a Boeing subcontractor. Turnaround time starts the date Boeing receives the returned item, together with Buyer's warranty claim describing the work, and ends the date of shipment by Boeing of such item. If a turnaround-time objective is not achieved and a resultant critical parts shortage is experienced by Buyer, and Buyer has procured spare parts for such item in accordance with the Boeing Recommended Spare Parts List, Boeing will, upon request from Buyer, either:

                                    6.2.2.1 expedite repair or replacement of
the item or

                                    6.2.2.2 provide a similar item on a
no-charge loan or no-charge lease basis until the repaired or replaced item is provided to Buyer.

                           6.2.3 The freight charge for shipment to Boeing of
any item will be paid by Buyer; however, Boeing will reimburse Buyer by issuing a credit memorandum for such charge for any item determined to be defective under this Boeing Warranty. The freight charge for the return shipment to Buyer of any such defective item which has been repaired, replaced or corrected pursuant to this Boeing Warranty will be paid by Boeing.

         6.3 Title to and risk of loss of any Aircraft or item returned to Boeing will at all times remain with Buyer and/or any other owner of such Aircraft or item, except that at the time Boeing ships a replacement item to Buyer, title to and risk of loss (i) for the returned item will pass to Boeing and (ii) for the replacement item will pass to Buyer. While Boeing has care, custody and control of an Aircraft or item, Boeing will have only such liabilities as a bailee for mutual benefit would have, but will not be liable for loss of use.

7. Nonrepairable Items.

         Buyer may scrap any defective nonrepairable item having a then-current Boeing spare part selling price of $2,000 or less and make a claim for a replacement item. For a defective nonrepairable item having a then-current Boeing spare part selling price greater than $2,000, an authorized Boeing representative must confirm the nonrepairability of any such item. Buyer's claim for an item with a spare part selling price exceeding $2,000 must include such confirmation.

8. Reimbursement for Certain Inspection Labor Costs.

         8.1 In addition to the remedies set forth in this Boeing Warranty, Boeing will reimburse Buyer by issuing a credit memorandum at the Warranty Labor Rate for the direct labor hours expended by Buyer in performing inspections of the Aircraft to determine whether or not a covered defect exists in any system, accessory, equipment or part manufactured to Boeing's detailed design, provided that:

                  8.1.1 such inspections are recommended by a Boeing service bulletin or service letter issued by Boeing within 36 months after delivery of such Aircraft, and

                  8.1.2 such reimbursement will not apply to any inspections performed as an alternative to accomplishing corrective action when such corrective action is available to Buyer at the time such inspections are performed.

         8.2 If a covered defect is determined to exist as a result of the foregoing inspections, the remedies under this Boeing warranty will apply to Aircraft in warranty as of the warranty date set forth in the applicable Boeing service bulletin or service letter or the date the defect was discovered by Buyer, whichever date occurs first.

9.           Wear and Tear.

         Normal wear and tear and the need for regular maintenance and overhaul will not constitute a defect.

10.          Disclaimer and Release; Exclusion of Liabilities.

         This Part A and the rights and remedies of Buyer and obligations of Boeing herein are subject to the Disclaimer and Release and Exclusion of Consequential and Other Damages provisions of Article 12 of this Agreement.

11. Buyer's Indemnification of Boeing.

         The provisions of Part E, "Buyer's Indemnification of Boeing and Insurance" of Exhibit C, will apply to all warranty work performed by Boeing hereunder in accordance with Buyer's specific technical repair or correction instructions, to the extent any legal liability of Boeing is based upon the content of such instructions.

                                     PART B

                   WARRANTY REPAIRS AND MODIFICATIONS BY BUYER

1. General.

         To expedite the return to service of any defective Aircraft or systems, accessories, equipment and parts (items) that Boeing is obligated to correct under the Boeing Warranty, repairs and modifications may, at Buyer's option, be performed by Buyer (work) and charged to Boeing, subject to the following:

2. Scope.

         This option applies only to items manufactured to Boeing's detailed design. The warranty and notice periods and all other conditions and limitations applicable to the Boeing Warranty apply to this option.

3. Repairs and Modifications.

             All work will be performed in accordance with Boeing's written instructions, using parts and materials as may be furnished by Boeing and/or Boeing approved parts and materials as may be furnished by Buyer.

4. Claims for Reimbursement.

             Buyer's claim for reimbursement must be submitted in writing to Boeing promptly after completion of the work. Such claim must include the data set forth in paragraph 4.3 of Part A of this Exhibit B and the following:

             4.1         Description of the work performed by Buyer;

             4.2         Date work was completed by Buyer;

             4.3 Itemized account of the direct labor hours expended in performing the work; and

             4.4 Itemized account of the direct materials incorporated in the work.

5.           Reimbursement.

             Upon approval of Buyer's claim for reimbursement, Boeing will reimburse Buyer by issuing a credit memorandum as follows:

             5.1         Direct Labor.

                         At the Warranty Labor Rate specified herein
for labor hours expended by Buyer's direct labor employees in performing the work, including removal, disassembly, inspection, bench testing, warrantable repair or modification, reassembly, final inspection, and reinstallation, but not to exceed Boeing's reasonable estimate of required labor hours, unless a greater number of direct labor hours is established by agreement between Boeing and Buyer, and excluding time for overhaul.

             5.2         Direct Materials.

                         At the invoice cost to Buyer for all direct
materials incorporated in the work, excluding (i) materials used for overhaul,
(ii) materials furnished by Boeing at no charge, (iii) materials which exceed Boeing's reasonable estimate of required materials, and (iv) allowances for handling, overhead, taxes, customs duties and the like.

             5.3         Warranty Labor Rate.

                         The Warranty Labor Rate is $41.25 per hour
or 150% of Buyer's average direct hourly labor rate, whichever is greater. For this purpose, "average direct hourly labor rate" is defined as the average hourly rate (excluding all fringe benefits, premium-time allowances, social charges, business taxes and the like) paid by Buyer to Buyer's employees whose jobs are directly related to the performance of the work. Prior to or concurrently with submittal of Buyer's first claim for labor reimbursement, Buyer will notify Boeing of Buyer's then-current average direct hourly labor rate, and thereafter notify Boeing of any material change in such rate. Boeing may require data from Buyer to substantiate such rates.

             5.4         Limitation.

                         The total reimbursement with respect to the
direct labor and direct materials incorporated in the work, will not exceed 65% of Boeing's then-current sales price for the item unless a greater percentage is established for a particular item by written agreement between Boeing and Buyer.

All claims for reimbursement will be subject to audit by Boeing. Boeing will promptly notify Buyer of Boeing's disposition of each claim submitted hereunder.

6.           Replaced Parts.

             If component parts of any assembly are replaced by Buyer, the replaced parts will be tagged with the assembly part number, the serial number and the warranty claim number and retained for a period of 60 days following the date of submittal of Buyer's claim, so as to be made available for Boeing's inspection. Such parts may be scrapped after such 60-day period.

                                     PART C

                           BOEING SERVICE LIFE POLICY

1.           Definitions.

             1.1 "Airframe Component" means any of the primary structural elements of the wing, fuselage, or vertical or horizontal stabilizer set forth in Attachment A hereto and installed in an Aircraft at the time of delivery.

             1.2 "Landing Gear Component" means any of the primary structural elements of the landing gear set forth in Attachment A and installed in an Aircraft at the time of delivery.

             1.3 "Spare Component" means any component set forth in Attachment A that was furnished to Buyer pursuant to this Policy or purchased by Buyer from Boeing as a spare part.

             1.4 "Covered Component" means an Airframe Component, a Landing Gear Component or a Spare Component.

             1.5 "Failure" means any breakage or defect in a Covered Component.

             1.6 "Failed Component" means a Covered Component in which a Failure has occurred.

2.           Service Life Policy.

             If a Failure occurs in any Covered Component within the following periods, Boeing will promptly, at a price calculated pursuant to this Policy, either (i) design and furnish to Buyer materials required to correct the Failed Component or (ii) furnish to Buyer a replacement Covered Component:

             2.1 As to any Airframe Component or Landing Gear Component, within 12 years after delivery of the Aircraft in which such component was initially installed; or

             2.2 As to any Spare Component, within 12 years after delivery of such Spare Component, or within 12 years after delivery by Boeing of the last new Model 757 aircraft to Buyer, whichever first expires.

3.           Price.

             The price that Buyer will pay for the correction or replacement of a Failed Component will be calculated pursuant to the following formula:

                         P =        CT
                                   -----
                                    144

             where:

             P =         price to Buyer

             C = Boeing spare parts sales price at time of correction or replacement

             T = total age in months of the Failed Component from the date of delivery to Buyer to the date of Failure.

4.           Conditions and Limitations.

             Boeing's obligations under this Policy are conditioned upon the following:

             4.1 Buyer must notify Boeing of the Failure within three months after it becomes apparent to Buyer.

             4.2 Buyer must provide reasonable evidence that the claimed Failure is covered by this Policy and if requested by Boeing, that such Failure was not the result of (i) the breakage of or a defect in a component not covered by this Policy, (ii) an extrinsic force, (iii) an act or omission of Buyer, or (iv) operation or maintenance contrary to applicable regulations or Boeing's instructions.

             4.3 If return of a Failed Component is practicable and requested by Boeing, Buyer will return such Failed Component to Boeing at Boeing's expense frieght collect.

             4.4 Buyer's rights and remedies under this Policy are limited to the receipt of corrective materials or replacement components at prices calculated in accordance with this Policy.

5.           Disclaimer and Release; Exclusion of Liabilities.

             This Part C and the rights and remedies of Buyer and the obligations of Boeing herein are subject to the Disclaimer and Release and Exclusion of Consequential and Other Damages provisions of Article 12 of this Agreement.

Attachment A to
Part C

                  COVERED AIRFRAME AND LANDING GEAR COMPONENTS

1.           Wing.

             (a) Upper and lower skins and stiffeners between the forward and rear wing spars.

             (b)         Wing spar webs, chords, and stiffeners.

             (c)         Inspar wing ribs.

             (d)         Inspar splice plates and fittings.

             (e)         Main landing gear support structure.

             (f) Wing center section lower beams, spanwise beams and floor beams, but not the seat tracks attached to the beams.

             (g)         Wing-to-body structural attachments.

             (h)         Engine strut support fittings attached
                         directly to wing primary structure.

             (i) Support structure in the wing for spoilers and spoiler actuators; for aileron hinges and reaction links; and for leading edge devices and trailing edge flaps.

             (j)         Trailing edge flap tracks and carriages.

             (k) Aileron, leading edge device and trailing edge flap internal, fixed attachment and actuator support structure.

2.           Body.

             (a) External surface skins and doublers, longitudinal stiffeners, longerons and circumferential rings and frames between the forward pressure bulkhead and the vertical stabilizer rear spar bulkhead, and structural support and enclosure for the APU but excluding all system components and related installation and connecting devices, insulation, lining, and decorative panels and related installation and connecting devices.

             (b)         Window and windshield structure but
                         excluding the windows and windshields.

             (c)         Fixed attachment structure of the passenger

Attachment A to
Part C

                         doors, cargo doors and emergency exits, excluding door mechanisms and movable hinge components. Sills and frames around the body openings for the passenger doors, cargo doors and emergency exits, excluding scuff plates and pressure seals.

             (d) Nose wheel well structure, including the wheel well walls, pressure deck, forward and aft bulkheads, and the gear support structure.

             (e) Main gear wheel well structure including pressure deck, bulkheads and landing gear beam support structure.

             (f) Floor beams and support posts in the control cab and passenger cabin area, but excluding seat tracks.

             (g)         Forward and aft pressure bulkheads.

             (h) Keel structure between the wing front spar bulkhead and the main gear wheel well aft bulkhead, including splices.

             (i) Wing front and rear spar support bulkheads, and vertical and horizontal stabilizer front and rear spar support bulkheads including terminal fittings but excluding all system components and related installation and connecting devices, insulation, lining, decorative panels, and related installation and connecting devices.

             (j)         Support structure in the body for the
                         stabilizer pivot and stabilizer screw.

3.           Vertical Stabilizer.

             (a)         External skins between front and rear spars.

             (b) Front, rear and auxiliary spar chords, webs, and stiffeners, and attachment fittings between vertical stabilizer and body.

             (c)         Inspar ribs.

             (d) Support structure in the vertical stabilizer for rudder hinges, reaction links and actuator.

             (e)         Rudder internal, fixed attachment and
                         actuator support structure.

Attachment A to
Part C


             (f) Rudder hinges and supporting ribs, excluding bearings.

4.           Horizontal Stabilizer.

             (a)         External skins between front and rear spars.

             (b) Front, rear and auxiliary spar chords, webs, and stiffeners.

             (c)         Inspar ribs.

             (d) Stabilizer center splice fittings, pivot and screw support structure.

             (e)         Support structure in the horizontal
                         stabilizer for the elevator hinges, reaction

                         links and actuators.

             (f)         Elevator internal, fixed attachment and
                         actuator support structure.

5.           Engine Strut.

             (a) Strut external surface skin and doublers and stiffeners.

             (b)         Internal strut chords, frames and bulkheads.

             (c)         Strut to wing fittings and diagonal brace.

             (d)         Engine mount support fittings attached
                         directly to strut structure and including the engine mounted support fittings.

6.           Main Landing Gear.

             (a)         Outer cylinder.

             (b)         Inner cylinder.

             (c)         Upper and lower side struts, including
                         spindles and universals.

             (d)         Drag strut.

             (e)         Side strut reaction link.

             (f)         Side strut support link.

             (g)         Downlock links including spindles and
                         universals.

             (h)         Orifice plate.

Attachment A to
Part C


             (i)         Trunnion link.

             (j)         Truck beam.

             (k)         Axles.

             (l)         Torsion links.

             (m)         Stabilizer link.

7.           Nose Landing Gear.

             (a)         Outer cylinder.

             (b)         Inner cylinder.

             (c) Upper and lower drag strut, including lock links.

             (d)         Axles.

             (e)         Torsion links.

             (f)         Steering plates and steering collar.

             (g)         Orifice plate.

NOTE: The Service Life Policy does not cover any bearings, bolts, bushings, clamps, brackets, actuating mechanisms or latching mechanisms used in or on the Covered Components.

                                     PART D

                  BOEING INDEMNITY AGAINST PATENT INFRINGEMENT

1.           Indemnity.

             Subject to the provisions of this Part D, Boeing will indemnify and hold harmless Buyer from and against all claims, suits, actions, liabilities, damages and costs arising out of actual or alleged infringement, by any Aircraft or any system, accessory, equipment or part (item) installed thereon at the time of Aircraft delivery, of any patent issued under the laws of any country in which Buyer lawfully operates the Aircraft (Country).

2.           Exceptions.

             2.1 This indemnity will not apply unless, from the time of design of the allegedly infringing Aircraft or item until the resolution of the infringement claim, the Country and flag country of the Aircraft: (i) are fully bound by the Chicago Convention on International Civil Aviation of December 7, 1944, and are fully entitled to all benefits of Article 27 thereof, or (ii) have been parties to the International Convention for the Protection of Industrial Property (Paris Convention), or (iii) are the United States.

             2.2 This indemnity will not apply to Buyer Furnished Equipment, Engines, any system, accessory, equipment or part that was not manufactured to Boeing's detailed design, or to any system, accessory, equipment or part manufactured to Boeing's detailed design without Boeing's authorization.

3.           Conditions and Limitations.

             Buyer's remedy and Boeing's obligations hereunder are subject to the following:

             3.1 Buyer must give Boeing written notice within 10 days after Buyer receives notice of a suit or action against Buyer alleging infringement or within 20 days after Buyer receives a written claim of infringement.

             3.2 Following receipt of such notice Boeing may conduct negotiations with any party claiming infringement and may intervene in any suit or action. Whether or not Boeing intervenes, Boeing will be entitled at any stage of the proceedings to assume or control the defense.

             3.3 Buyer will (i) promptly furnish to Boeing all data, records and assistance within Buyer's control which are material to any such claim, suit or action and (ii) (except as to amounts mandated by a judgment) obtain Boeing's prior approval to pay or assume any liabilities, damages, royalties or costs.

             3.4 Boeing's obligations and Buyer's remedies herein exclude Buyer's incidental or consequential damages and liabilities, costs, loss of revenue or loss of profit resulting from loss of use, but include, at Boeing's option, replacing the infringing item with an equivalent non infringing unit or otherwise curing any infringement on account of which use of the Aircraft by Buyer is prevented.

             3.5 Boeing's obligations and Buyer's remedies herein are exclusive and in substitution for, and Buyer hereby waives, releases and renounces, all other indemnities, obligations and liabilities of Boeing and any assignee of Boeing, and all other rights, remedies and claims, including claims for damages, direct, incidental or consequential, of Buyer against Boeing or any assignee of Boeing, express or implied, arising by law or otherwise, with respect to any actual or alleged patent infringement or the like by any Aircraft or any item installed therein.

                                    PART D-1

                 BOEING INDEMNITY AGAINST COPYRIGHT INFRINGEMENT

1.           Indemnity.

             Subject to the following, Boeing will indemnify Buyer with respect to claims, suits, damages and costs arising out of copyright infringement by any computer software included with the Aircraft when the Aircraft is first delivered by Boeing (Aircraft Software).

2.           Exceptions, Limitations and Conditions.

             2.1 Boeing will have no obligation to indemnify Buyer relative to Buyer Furnished Equipment, engines, software not manufactured to Boeing's detailed design, or software manufactured to Boeing's detailed design without Boeing's written authorization.

             2.2 Boeing's obligation to indemnify Buyer is limited to infringements (a) in countries where Buyer lawfully operates the Aircraft (Countries), (b) where, from the time of creation of the allegedly infringing software until the resolution of the infringement claim, the Countries and flag country of the Aircraft are members of The Berne Union and recognize computer software as a "work" under The Berne Convention, and (c) in the United States.

             2.3 Boeing will have no obligation or liability for loss of use, revenue or profit, or for any other incidental or consequential damages.

             2.4 Boeing may, at its option, replace any infringing or allegedly infringing Aircraft Software (or item containing Aircraft Software) with a noninfringing equivalent.

             2.5 Buyer must inform Boeing in writing (a) within 10 days after Buyer receives notice of a suit or other formal action against Buyer alleging copyright infringement involving Aircraft Software and (b) within 30 days after Buyer receives any written allegation or claim in the nature of copyright infringement involving Aircraft Software.

             2.6 Boeing may negotiate with any party claiming infringement and may intervene or assume control of the defense at any stage in any infringement suit or action.

             2.7 Buyer will promptly furnish to Boeing all data, records and assistance within Buyer's possession or control which may be material to any copyright infringement claim, suit or action relating to Aircraft Software.

             2.8 Other than as required by a final judgment entered by a court of competent jurisdiction, Buyer will not make any payment or commitment to pay, assume any obligation, or make any material concession relative to any copyright infringement for which Boeing may otherwise be obligated.

             2.9 The obligations of Boeing and remedies of Buyer set forth in this Part are exclusive and in substitution for, and Buyer hereby waives, releases and renounces, all other indemnities, obligations, and liabilities of Boeing and all other rights, claims and remedies of Buyer against Boeing, express or implied, arising by law or otherwise, with respect to any actual or alleged copyright infringement or the like by any Aircraft or any item included in any Aircraft.

                                     PART E

                   SUPPLIER WARRANTIES AND PATENT INDEMNITIES

1.           Supplier Warranties and Supplier Patent
             Indemnities.

             Boeing will use diligent efforts to obtain adequate warranties and indemnities against patent infringement enforceable by Buyer from manufacturers (Suppliers) of systems, accessories, equipment or parts installed on the Aircraft at the time of delivery that were selected and purchased by Boeing, but not manufactured to Boeing's detailed design. Boeing will furnish copies of such warranties and patent indemnities to Buyer prior to delivery of the first Aircraft.

2.           Boeing Assistance in Administration of Supplier
             Warranties.

             Buyer will be responsible for submitting warranty claims directly to Suppliers; however, if Buyer experiences problems enforcing any Supplier warranty obtained by Boeing for Buyer, Boeing will conduct an investigation of such problems and assist Buyer in the resolution of such claims.

3.           Boeing Support in Event of Supplier Default.

             3.1 If any Supplier defaults in the performance of a material obligation under a design, material or workmanship warranty obtained by Boeing for Buyer, and Buyer provides evidence to Boeing that such default has occurred, then the equivalent warranty and related provisions set forth in this Product Assurance Document will apply to the claimed defect.

             3.2 At Boeing's request, Buyer will assign to Boeing, and Boeing will be subrogated to, Buyer's rights against the manufacturer providing such Supplier warranty.

                                     PART F

                         ENGINE MANUFACTURER'S WARRANTY
                            AND PRODUCT SUPPORT PLAN

Boeing has obtained from United Technologies Corporation ("United") the right to extend to Buyer the provisions of Section 4.4.2, "Warranty for New Engines and New Parts for Engines" of United's "Product Support Plan for Customers Purchasing PW2000 Powered Boeing 757 Type Aircraft"; subject, however, to Buyer's acceptance of the conditions set forth in said Section 4.4.2. Accordingly, Boeing hereby extends to Buyer, and Buyer hereby accepts, the provisions of such "Warranty for New Engines and New Parts for Engines" applicable to such PW2000 engine(s) ("Engine(s)," including all "Parts" thereof), and such "Warranty for New Engines and New Parts for Engines" shall apply to Engines installed in the Aircraft at the time of delivery; provided that Buyer may, by notice given to Boeing and United prior to the delivery of the Aircraft, elect to substitute for such "Warranty for New Engines and New Parts for Engines" any corresponding warranty included either in a General Terms Agreement currently effective between Buyer and United or in a contract for the sale by United to Buyer of such Engines. In consideration for such extension, Buyer hereby releases and discharges Boeing and United from any and all claims, obligations and liabilities whatsoever arising out of the purchase or use of said installed Engines except as expressly assumed by United in such "Warranty for New Engines and New Parts for Engines."

                         UNITED TECHNOLOGIES CORPORATION
               WARRANTY FOR NEW ENGINES AND NEW PARTS FOR ENGINES

1.           Defective Goods.

             United Technologies Corporation, Pratt & Whitney Group, Commercial Products Division (Seller) warrants to Customer (Buyer) that at the time of delivery the goods sold hereunder will be free from defects in material and manufacture and will conform substantially to Seller's applicable specification. Seller's liability and Buyer's remedy under this warranty are limited to the repair or replacement, at Seller's election, of goods or parts thereof returned to Seller which are shown to Seller's reasonable satisfaction to have been defective; provided that written notice of the defect will have been given by Buyer to Seller within ninety (90) days after the first operation or use of the goods (or if the goods are installed in new aircraft, within ninety (90) days after acceptance of such aircraft by its first operator) but in no event later than one (1) year after the date of delivery of such goods by Seller. Transportation charges for the return of defective goods to Seller and their reshipment to Buyer and the risk of loss thereof will be borne by Seller only if returned in accordance with written shipping instructions from Seller.

2.           Title.

             Seller warrants to Buyer that it will convey good title to the goods sold hereunder. Seller's liability and Buyer's remedy under this warranty are limited to the removal of any title defect or, at the election of Seller, to the replacement of the goods or parts thereof which are defective in title; provided, however, that the rights and remedies of the parties with respect to patent infringement shall be limited to the provisions of paragraph 3 below.

3.           Patent Infringement.

             Seller will conduct, at its own expense, the entire defense of any claim, suit or action alleging that, without further combination, the use or resale by Buyer or any subsequent purchaser or user of the goods delivered hereunder directly infringes any United States patent, but only on the conditions that (a) Seller receives prompt written notice of such claim, suit or action and full opportunity and authority to assume the sole defense thereof, including settlement and appeals, and all information available to Buyer and defendant for such defense; (b) said goods are made according to a specification or design furnished by Seller or, if a process patent is involved, the process performed by the goods is recommended in writing by Seller; and (c) the claim, suit or action is brought against Buyer or one expressly indemnified by Buyer. Provided all of the foregoing conditions have been met, Seller will, at its own expense, either settle said claim, suit or action or will pay all damages and costs awarded by the court therein and, if the use or resale of such goods is finally enjoined, Seller will, at Seller's option, (i) procure for defendant the right to use or resell the goods, (ii) replace them with equivalent noninfringing goods, (iii) modify them so they become noninfringing but equivalent, or (iv) remove them and refund the purchase price (less a reasonable allowance for use, damage and obsolescence).

If a claim, suit or action is based on a design or specification furnished by Buyer or on the performance of a process not recommended in writing by Seller, or on the use or sale of the goods delivered hereunder, in combination with other goods not delivered to Buyer by Seller, Buyer will indemnify and save Seller harmless therefrom.

4.           Engine and Parts Service Policy.

             Seller warrants to Buyer that it will extend to Buyer, with respect to Engines sold to Buyer (whether installed as new equipment in aircraft by the manufacturer and delivered to Buyer or delivered directly by Seller to Buyer), allowances and adjustments in accordance with the applicable Engine and Parts Service Policy offered by said Seller on the date of Seller's receipt of the order therefor. Seller's liability and Buyer's remedy under this warranty (Warranty) are limited to the allowances and adjustments and are subject to the general conditions stipulated in such Engine and Parts Service Policy; provided, however, that no change in or retraction of such Policy shall apply to Engines delivered or to be delivered by Seller under orders received by Seller prior to Seller's announcement of any such change or retraction.

5.           Exclusive Warranties Remedies.

             THE FOREGOING WARRANTIES ARE EXCLUSIVE AND ARE GIVEN AND ACCEPTED IN LIEU OF (I) ANY AND ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, AND (II) ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY IN CONTRACT OR TORT, WHETHER OR NOT ARISING FROM SELLER'S NEGLIGENCE, ACTUAL OR IMPUTED. THE REMEDIES OF BUYER SHALL BE LIMITED TO THOSE PROVIDED HEREIN TO THE EXCLUSION OF ANY AND ALL OTHER REMEDIES INCLUDING, WITHOUT LIMITATION, INCIDENTAL OR CONSEQUENTIAL DAMAGES. NO AGREEMENT VARYING OR EXTENDING THE FOREGOING WARRANTIES, REMEDIES OR THIS LIMITATION WILL BE BINDING UPON SELLER UNLESS IN WRITING, SIGNED BY A DULY AUTHORIZED OFFICER OF SELLER.

6.           Warranty Pass On.

             Seller will, upon the written request of the Buyer, extend Warranty coverage to Engines (or modules and/or parts thereof) sold by Buyer to another operator to the extent only, however, that such coverage exists at the time of such sale and subject to the provisions of the Warranty.

                                    PART G

                           BOEING INTERFACE COMMITMENT

1.           Interface Problems.

             If Buyer experiences technical problems in the operation of an Aircraft or its systems, the cause of which is not readily identifiable by Buyer but which Buyer believes to be attributable to the design characteristics of the Aircraft or its systems (Interface Problem), Boeing will, without additional charge to Buyer, promptly conduct an investigation and analysis to determine the cause or causes of the Interface Problem and to recommend such corrective action as may be feasible. Buyer will furnish to Boeing all data and information in Buyer's possession relevant to the Interface Problem, and will cooperate with Boeing in the conduct of investigations and tests. Boeing will promptly advise Buyer at the conclusion of its investigation of Boeing's opinion as to the causes of the Interface Problem and Boeing's recommendation as to corrective action.

2.           Boeing Responsibility.

             If Boeing determines that the Interface Problem is primarily attributable to the design of any item manufactured to Boeing's detailed design, Boeing will correct the design of such item to the extent of any then-existing obligations of Boeing under the provisions of the applicable Boeing Warranty or Boeing Service Life Policy.

3.           Manufacturer Responsibility.

             If Boeing determines that the Interface Problem is primarily attributable to the design of an item not manufactured to Boeing's detailed design, Boeing will assist Buyer in processing a warranty claim against the manufacturer of such item.

4.           Joint Responsibility.

             If Boeing determines that the Interface Problem is partially attributable to the design of an item manufactured to Boeing's detailed design and partially to the design of an item not manufactured to Boeing's detailed design, Boeing will seek a solution to the Interface Problem through the cooperative efforts of Boeing and the manufacturer of the other item and will promptly advise Buyer of resulting corrective actions and recommendations.

5.           General.

             Buyer will, if requested by Boeing, assign to Boeing any of Buyer's rights against any manufacturer as Boeing may require to fulfill its obligations hereunder.

6.           Disclaimer and Release; Exclusion of Liabilities.

             This Part G and the rights and remedies of Buyer and the obligations of Boeing herein are subject to the Disclaimer And Release and Exclusion of Consequential and Other Damages provisions of Article 12 of this Agreement.

                                     PART H

                                     GENERAL

1.           Duplicate Product Assurance Remedies.

             Boeing will not provide or be requested to provide multiple remedies for any claim made pursuant to the provisions of this Product Assurance Document.

2.           Notices.

             References to "Boeing" in connection with notices or communications throughout this Product Assurance Document mean Boeing's Product Assurance Regional Manager at Renton, Washington.

                            CUSTOMER SUPPORT DOCUMENT

                                     between

                               THE BOEING COMPANY

                                       and

                           TRANS WORLD AIRLINES, INC.

                   Exhibit C to Purchase Agreement Number 1910


                                        C

                       CUSTOMER SUPPORT DOCUMENT NO. 1910

                             Dated _________________

                                   Relating to

                          BOEING MODEL 757-231 AIRCRAFT

                               _________________

             This Customer Support Document is Exhibit C to and forms a part of Purchase Agreement No. 1910 between The Boeing Company (Boeing) and Trans World Airlines, Inc. (Buyer) relating to the purchase of Boeing Model 757-231 aircraft. This Customer Support Document consists of the following parts:


             PART A           Boeing Maintenance Training Program

             PART B           Boeing Customer Support Services

             PART C           Boeing Flight Training Program

             PART D           Technical Data and Documents

             PART E           Buyer's Indemnification of Boeing and Insurance

             PART F           Alleviation or Cessation of Performance

                                     PART A

                       BOEING MAINTENANCE TRAINING PROGRAM

1.           General.

             This Part describes the maintenance training to be provided by Boeing (Maintenance Training) at Boeing's training facility at or near Seattle. The Maintenance Training will be provided at no additional charge to Buyer, except as otherwise provided herein.

All instruction, examinations and materials shall be prepared and presented in the English language and in the units of measure used by Boeing.

Buyer will be responsible for the living expenses of Buyer's personnel during Maintenance Training. For Maintenance Training provided at or near Seattle, Boeing will transport Buyer's personnel between their local lodging and the training facility.

2.           Maintenance Training Program.

             In conjunction with earlier sales to Buyer of the same model type aircraft as the Aircraft, Boeing has provided to Buyer comprehensive maintenance training and/or materials for such aircraft. If requested by Buyer at least 12 months prior to delivery of the first Aircraft, Boeing agrees to provide 1 Maintenance Training course consisting of classroom training to acquaint up to 15 of Buyer's personnel with any operational, structural or systems differences between the first Aircraft scheduled for delivery pursuant to this Agreement and the last aircraft of the same model type for which maintenance training and/or materials were delivered by Boeing to Buyer that are significant to the maintenance of the Aircraft. Such course will be scheduled by mutual agreement of Boeing's and Buyer's maintenance training organizations.


                                        C
P.A. No. 1910                          A-1
K/TWA

3.           Training Materials.

             Boeing will provide Buyer with a narrative description defining the expected time to teach the various differences between the first Aircraft scheduled for delivery pursuant to this agreement and the last aircraft of the same model type for which maintenance training and/or materials were delivered by Boeing to Buyer.

If Buyer chooses to have Boeing provide a differences Maintenance Training course, Boeing will provide at the beginning of the course, 1 copy of a training manual for the differences training course to each student attending such course. Boeing will also provide to the Buyer 1 set of visual aid projection transparencies and 1 set of black and white reproducible masters of the training manual graphics and text utilized in the Maintenance Training class. No revision service will be provided for such training manuals and materials.

If Buyer chooses not to have Boeing provide a differences Maintenance Training course, Boeing will provide to Buyer at Buyer's direction, 1 set of visual aid projection transparencies and 1 set of black and white reproducible masters of the training manual graphics and text that would have been utilized in a differences Maintenance Training class. Delivery of requested materials will satisfy difference training entitlements as defined herein. No revision service will be provided for such training manuals and materials.

4.           Training at a Facility Other Than Boeing's.

             If seasonably requested, Boeing will conduct the classroom training described above at a mutually acceptable alternate training site, subject to the following conditions:

             4.1 Buyer will be responsible for providing acceptable classroom space and training equipment required to present the Boeing courseware.

             4.2 Buyer will pay Boeing's then-current per diem charge for each Boeing instructor for each day, or fraction thereof, such instructor is away from Seattle, including travel time.



P.A. No. 1910                          C
K/TWA                                 A-2

             4.3 Buyer will reimburse Boeing for round-trip transportation for Boeing's instructors and training materials between Seattle and such alternate training site.

             4.4 Buyer will pay, or reimburse Boeing for, all taxes, fees, duties, licenses, permits and similar expenses incurred by Boeing and its employees as a result of Boeing's providing the training at such alternate site.

             4.5 Those portions of training that require the use of Boeing's training devices, if any, will be conducted at Boeing-designated facilities.


P.A. No. 1910                         C
K/TWA                                A-3

                                     PART B

                        BOEING CUSTOMER SUPPORT SERVICES

1.           General.

             This Part describes the support services to be provided by Boeing at no additional charge to Buyer, unless otherwise specified herein. Except with respect to Field Services, the services described in this Part will be provided by Boeing during a period commencing with delivery of the first Aircraft and continuing so long as one Aircraft is regularly operated by Buyer in commercial air transport service.

2.           Field Service Engineering.

             Boeing will furnish field service representation to advise Buyer on maintenance and operation of the Aircraft (Field Services) as follows:

             2.1 Field Services will be available to Buyer at or near Buyer's main maintenance or engineering facility for a period beginning prior to delivery of the first Aircraft and terminating 12 months after delivery of the last Aircraft (Field Service Period. If such Field Service Periods overlap, the Field Services will be provided concurrently.

             2.2 Buyer will furnish at no charge to Boeing suitable office space and equipment that will include desks, chairs, file cabinets and an electrical power source in, or convenient to, Buyer's facility where each/any Boeing representative is providing Field Services. As required, Buyer will assist each representative providing Field Services with visas, work permits, customs, mail handling, identification passes, and local airport authorities.

             2.3 In addition to the Field Services referred to above, the services of any Boeing field service representative will also be available to Buyer anywhere Buyer may land the Aircraft.

             2.4 Boeing may, from time to time, provide additional support services in the form of Boeing personnel visiting Buyer's facilities to work with Buyer's personnel in an advisory capacity.

3.           Additional Engineering Support Services.

             Boeing will, if requested by Buyer in writing, provide technical advisory assistance with respect to the Aircraft and accessories, equipment and parts manufactured to Boeing's detailed design and installed in the Aircraft at the time of delivery. Such technical advisory assistance, which will be provided from Seattle, will include:

             3.1 analysis of and comment on any Aircraft service or operational problem experienced by Buyer in order to determine the nature of the problem and its cause and to suggest possible solutions;

             3.2 analysis of and comment on Buyer's engineering releases relating to structural repairs of the Aircraft not covered by Boeing's Structural Repair Manual; and

             3.3 analysis of and comment on Buyer's engineering proposals for changes in, or replacement of, parts, accessories or equipment manufactured to Boeing's detailed design (excluding computer software embedded or included therein); provided that Boeing will not analyze or comment on any such change or replacement which constitutes a


P.A. No. 1910                         C
K/TWA                                B-1
major structural change, nor on any engineering release related thereto, unless Buyer's request for such analysis and comment is accompanied by complete detailed drawings, substantiating data (including data, if any, required by applicable government agencies), all stress or other appropriate analysis, and a specific statement from Buyer of the kind of review and response desired by Buyer.

4.           Special Services.

             4.1         Facilities, Ground Equipment and Maintenance Planning
                         Assistance.

                         Boeing will, at Buyer's request, send qualified Boeing
engineering representatives to Buyer's main base to evaluate Buyer's technical facilities, tools and equipment for servicing and maintaining the Aircraft, to recommend changes where necessary and to assist in the formulation of Buyer's overall maintenance plan.

             4.2         Additional Services.

                         Boeing may, at Buyer's request, provide additional
special services with respect to the Aircraft after delivery, which may include such items as Master Changes (Kits and/or Data), training and maintenance and repair of the Aircraft. Providing such additional services will be subject to
(i) mutually acceptable price, schedule and scope of work and (ii) Boeing's then-current standard contract therefor including disclaimer and release, exclusion of consequential and other damages and indemnification and insurance requirements.

             4.3         Post-Delivery Aircraft Services.

                         If Boeing performs unanticipated work on an Aircraft
after delivery of such Aircraft, but prior to its initial departure flight, or upon its return to Boeing's facilities prior to completion of such flight, the following provisions will apply:

                         4.3.1 Title to and risk of loss of any such Aircraft
will at all times remain with Buyer.

                         4.3.2 The provisions of the Boeing Warranty set forth
in Exhibit B of this Agreement will apply to such work.

                         4.3.3 Buyer will reimburse Boeing for such work to the
extent not covered by the Boeing Warranty applicable to the Aircraft.

                         4.3.4 The Disclaimer and Release and Exclusion of
Consequential and Other Damages provisions set forth in Article 12 of this Agreement and the indemnification and insurance provisions set forth in this Exhibit C will apply to such Boeing work.

                         4.3.5 In performing such work, Boeing may rely upon the
commitment authority of Buyer's personnel requesting such work.

5.           Additional Informational Services.

             Boeing may, from time to time, provide Buyer with additional services in the form of information about the Aircraft or other aircraft of the same type, including information concerning design, manufacture, operation, maintenance, modification, repair and in-service experience.



P.A. No. 1910                           C
K/TWA                                  B-2

                                     PART C

                         BOEING FLIGHT TRAINING PROGRAM

1.           General.

             This Part describes the flight training to be provided by Boeing (Flight Training) at or near Seattle, or at some other location to be determined pursuant to this Part. The Flight Training will be provided at no additional charge to Buyer, except as otherwise provided herein.

All instruction, examinations and materials will be prepared and presented in the English language and in the units of measure used by Boeing.

Buyer will be responsible for the living expenses of Buyer's personnel during the Flight Training Program. For Flight Training provided at or near Seattle, Boeing will transport Buyer's personnel between their local lodging and the training facility.

2.           Flight Training Program.

             In conjunction with earlier sales to Buyer of aircraft of the same model type as the Aircraft, Boeing has provided to Buyer comprehensive flight training for such aircraft. If requested by Buyer at least 12 months prior to delivery of the first Aircraft, Boeing agrees to provide, if required, 1 classroom training class to acquaint up to 15 of Buyer's personnel with any operational, systems and performance differences significant to the operation of the Aircraft, between the first Aircraft scheduled for delivery pursuant to this Agreement and the last aircraft of the same model type as the aircraft previously delivered by Boeing to Buyer. Such course will be scheduled by mutual agreement of Boeing's and Buyer's flight training organizations.

3.           Training Materials.

             Any training materials, if required, that are used in Flight Training shall be provided to Buyer at the conclusion of such class. No revision service shall be provided for such training materials.



P.A. No. 1910                          C
K/TWA                                 C-1

4.           Training at a Facility Other Than Boeing's.

             If seasonably requested, Boeing will conduct the Flight Training at a mutually acceptable alternate training site, subject to the following conditions:

             4.1 Buyer will be responsible for providing classroom space acceptable to Boeing, a flight simulator and training equipment required to present the Boeing courseware.

             4.2 Buyer will pay Boeing's then-current per diem charge for each Boeing instructor for each day, or fraction thereof, such instructor is away from Seattle, including travel time.

             4.3 Buyer will reimburse Boeing for round-trip transportation for Boeing's flight training instructors and materials between Seattle and such alternate site.

             4.4 Buyer will pay, or reimburse Boeing for, all taxes, fees, duties, licenses, permits and similar expenses incurred by Boeing and its employees as a result of Boeing's providing the training at such alternate site.

             4.5 Those portions of the training that require the use of Boeing's training devices, if any, will be conducted at Boeing-designated facilities.


P.A. No. 1910                          C
K/TWA                                 C-2

                                     PART D

                          TECHNICAL DATA AND DOCUMENTS

1.           General.

             Boeing will furnish to Buyer the data and documents set forth herein at no additional charge to Buyer, unless otherwise specified herein. Such data and documents will, where applicable, be prepared essentially in accordance with the provisions of Revision 29 to Air Transport Association of America Specification No. 100, dated June 1, 1956, entitled "Specification for Manufacturers' Technical Data," with the following specific exceptions: The Illustrated Parts Catalog, will be prepared essentially in accordance with the provisions of Revision 28. The Overhaul and Component Maintenance Manuals will be written to the ATA Revision level established for the airplane model the component was originally used on. Such data and documents are only intended to provide Buyer with pertinent information on components, equipment and installations designed by Boeing for aircraft of the same model type as the Aircraft. Such data and documents will be in English and in the units of measure used by Boeing, except as otherwise specified herein or as may be required to reflect Aircraft instrumentation.

2.           Treatment of Data and Documents.

             2.1 The data and documents provided by Boeing under this Agreement ("Documents") are licensed to Buyer. They contain confidential, proprietary and/or trade secret information belonging to Boeing; and Buyer will treat them in confidence and use and disclose them only for Buyer's own internal purposes as specifically authorized herein. If Buyer makes copies of any Documents, the copies will also



P.A. No. 1910                          C
K/TWA                                 D-1
belong to Boeing and be treated as Documents under this Agreement. Buyer will preserve all restrictive legends and proprietary notices on all Documents and copies.

             2.2 All Documents will only be used: (a) for the purpose of maintenance, repair, or modification of an Aircraft or spare part as permitted in the Spare Parts GTA or Customer Services GTA between Buyer and Boeing, and then only in connection with an Aircraft or spare part for which the Document in question is tabulated or identified by Boeing serial number, and (b) for the purpose of Buyer's own development and manufacture of training devices for use by Buyer, in connection with the Aircraft.

             2.3 Any Document may be provided to Buyer's contractors for maintenance, repair, or modification of the Aircraft; and Airplane Flight Manuals, Operations Manuals, Aircraft Maintenance Manuals, Wiring Diagram Manuals, System Schematics Manuals, Component Maintenance/Overhaul Manuals and assembly and installation drawings may be provided to Buyer's contractors for development and manufacture of training devices for use by Buyer, but in both cases, only if Buyer's contractor is, at the time of transfer of Documents, bound by a Boeing Customer Services GTA, or other appropriate proprietary information protection agreement with Boeing, applicable to the Documents.

3.           Document Formats and Quantities.

             The Attachment is provided to record the quantities and formats of Documents provided to Buyer which are applicable to aircraft previously delivered by Boeing of the same model type as the Aircraft. Revisions to such Documents will be provided as necessary to reflect the configuration, at time of delivery, of the Aircraft to which this Part applies. Space is provided in the Attachment for Buyer and Boeing to indicate changes, mutually agreed upon concurrently with signing this Agreement, in the quantities and formats of such Documents to be hereinafter provided.

In the event Boeing determines that revisions would not be appropriate for any of the Documents described in the Attachment, Boeing reserves the right to furnish to Buyer, in lieu of such revisions, a separate publication of such Document for the Aircraft in the same format and quantity as



P.A. No. 1910                          C
K/TWA                                 D-2
indicated in the Attachment. Revision service for such publication shall be the same as for the Document it replaces.

4.           Revision Service.

             Further revisions to any such Documents will be provided with respect to such Aircraft in accordance with the provisions applicable to such Documents, as set forth in the purchase agreement or purchase agreement supplement under which Boeing originally agreed to provide such Documents, as such provisions may have been amended by the parties.

5.           Supplier Technical Data.

             Boeing will continue to maintain the supplier data program referred to in the purchase agreement or purchase agreement supplement under which data and documents for Buyer's aircraft of the same model type as the Aircraft were originally provided to Buyer. As indicated in such prior purchase agreement or supplement, the provisions of such supplier data program are not applicable to items of Buyer Furnished Equipment.

6.           Additional Data and Documents.

             If Boeing provides data or documents other than Documents which are not covered by a Boeing Customer Services GTA or other proprietary information protection agreement between Boeing and Buyer, all such data and documents will be considered things delivered under this Agreement and treated as Documents.

7.           Buyer's Shipping Address.

             Boeing will ship the Documents furnished hereunder to Buyer's shipping address for data and documents previously provided to Boeing. Buyer shall promptly notify Boeing of any change to such address.



P.A. No. 1910                          C
K/TWA                                 D-3

Attachment to
Part D
Page 1

                                    WORKSHEET

                                                           ORIGINAL               REVISED
ITEM       NAME                                            QUANTITY               QUANTITY              FORMAT
- ----       ----                                            --------               --------              ------

A.       FLIGHT OPERATIONS:

 1.      Airplane Flight Manual                             --------              --------              Printed 1 Side

         NOTE:      An additional copy is
                    placed aboard each
                    airplane at delivery
                    as required by FAR's.

 2.      Operations Manual and Quick                                                                    Printed 2 Sides
                                                            --------              --------
         Reference Handbook

 3.      Weight and Balance Control                         --------              --------              Reproduced
         and Loading Manual

 4.      Dispatch Deviation                                 --------              --------              Printed 2 Sides
         Procedures Guide

 5.      Flight Crew Training Manual                                                                    Printed 2 Sides
                                                            --------              --------

 6.      Performance Engineer's Manual                      --------              --------              Printed 2 Sides

 8.      Fault Reporting Manual                             --------              --------              Printed 2 Sides/

 9.      Jet Transport Performance                          --------              --------              Printed 2 Sides
         Methods
         (total quantity - all models)

10.      FMC Supplemental Data                              --------              --------              Printed 2 Sides

11.      Operational Performance
         Software (OPS)

         a.   Inflight and Report Programs                                                              Digital Magnetic
                                                            --------              --------
                                                                                                        Tape
                                                                                                        Diskette, IBM
                                                                                                        Compatible:
                                                                                                        3.5 Inch (720KB or
                                                            --------              --------
                                                            --------              --------              1.44MB)
                                                            --------              --------              5.25Inch (360KB or
                                                                                                        1.2MB)
                                                            --------              --------              Diskette, Macintosh
                                                            --------              --------              3.5 Inch (800KB or
                                                                                                        1.4MB)

         b.   Airplane Performance                          --------              --------              Digital Magnetic
              Monitoring (APM/HISTRY)                                                                   Tape
                                                                                                        Diskette, IBM
                                                                                                        Compatible:
                                                            --------              --------              3.5 Inch (720KB or
                                                                                                        1.44MB)
                                                            --------              --------              5.25Inch (360KB or
                                                                                                        1.2MB)
                                                            --------              --------              Diskette, Macintosh
                                                                                                        3.5 Inch (800KB or
                                                                                                        1.4MB)



P.A. No. 1910                          C
K/TWA                                D-A-1

Attachment to
Part D
Page 2



                                    WORKSHEET
                                    ---------

                                                           ORIGINAL               REVISED
ITEM       NAME                                            QUANTITY               QUANTITY              FORMAT
- ----       ----                                            --------               --------              ------

B.       MAINTENANCE

 1.      Aircraft Maintenance Manual                        --------              --------              Printed 2 Sides

                                                            --------              --------              Printed 1 Side

                                                            --------              --------              Microfilm, 16mm Duplicate
         Duplicate
                                                            --------              --------              Microfilm, 16mm Master
         Master
                                                            --------              --------              Digital Format

2.       Wiring Diagram Manual                                  1                     1                 Full-Size Mylar
                                                            --------              --------              Reproducible of any
                                                                                                        Wiring Diagram or
                                                                                                        Chart on specific
                                                                                                        request therefor

                                                                1                     1                 Sets of 35mm
                                                            --------              --------
Aperture Cards of all Wiring Diagrams and Charts



Copies of Entire                                            --------              --------              Standard Printed
Manual

Copies of all                                               --------              --------              Standard Printed
sections except EDP portion





P.A. No. 1910                          C
K/TWA                                D-A-2

Attachment to
Part D
Page 3
                                    WORKSHEET
                                    ---------

                                                           ORIGINAL               REVISED
ITEM       NAME                                            QUANTITY               QUANTITY              FORMAT
- ----       ----                                            --------               --------              ------


                                                           --------               --------
                                                                                                        EDP portion in
Microfilm, 16mm, Duplicate

                                                           --------               --------
                                                                                                        EDP portion in
Microfilm, 16mm, Master

                                                           --------               --------
                                                                                                        Entire Manual,
Microfilm, 16mm, Duplicate

                                                           --------               --------
                                                                                                        Entire Manual,
Microfilm, 16mm, Master

                                                           --------               --------
                                                                                                        Digital Format

                                                           --------               --------
 3.      System Schematics Manual                                                                       Printed 2 Sides
                                                           --------               --------
                                                                                                        Full-Size Mylar
Reproducibles of any page, upon specific request therefor

                                                           --------               --------
                                                                                                        35mm Aperture Cards
                                                           --------               --------
                                                                                                        Schematics,
Microfilm, 16mm, Duplicate

                                                           --------               --------
                                                                                                        Microfilm, 16mm,
Master
                                                           --------               --------
                                                                                                        Digital Format



P.A. No. 1910                          C
K/TWA                                D-A-3

Attachment to
Part D
Page 4

                                    WORKSHEET
                                    ---------

                                                           ORIGINAL               REVISED
ITEM       NAME                                            QUANTITY               QUANTITY              FORMAT
- ----       ----                                            --------               --------              ------


 5.      BITE Manual                                       --------              --------               Printed 2 Sides
(if seperate)

                                                           --------              --------               Microfilm, 16mm,
         Duplicate

                                                           --------              --------               Microfilm, 16mm,
         Master

 6.      Ramp Maintenance Manual                           --------              --------               Printed 2 Sides

                                                           --------              --------               Microfilm (16mm)

                                                           --------              --------               Microfilm (Silver Halide)

                                                           --------              --------               Digital Format
(747-400/757/767/777)

 7.      Fault Isolation Manual                                                                         Printed 2 Sides or
                                                            --------              --------
         (if separate)
                                                            --------              --------              Microfilm, 16mm,
         Duplicate

                                                            --------              --------              Microfilm, 16mm,
         Master

                                                            --------              --------              Digital Format
(737-700/747/757/767/777)


P.A. No. 1910                          C
K/TWA                                D-A-4

Attachment to
Part D
Page 5

                                    WORKSHEET
                                    ---------

                                                           ORIGINAL               REVISED
ITEM       NAME                                            QUANTITY               QUANTITY              FORMAT
- ----       ----                                            --------               --------              ------

 8.      Structural Repair Manual                          --------               --------              Printed 2 Sides

                                                           --------               --------              Printed 1 Side

                                                           --------               --------              Microfilm, 16mm,
         Duplicate

                                                           --------               --------              Microfilm, 16mm,
         Master

                                                           --------               --------              Magnetic Tape

Text (Print File Format)
Illustrations (CGM Format)

 9.      Component Maintenance/                            --------               --------              Printed 2 Sides
         Overhaul Manuals

                                                           --------               --------              Microfilm, 16mm,
         Duplicate

                                                           --------               --------              Microfilm, 16mm,
         Master

                                                           --------               --------              Magnetic Tape

Text (Print File Format)
Illustrations (CGM Format)

10.      Chapter 20 Standard                                                                            Printed 2 Sides
                                                           --------              --------
         Overhaul Practices Manual
         (total quantity - all models)                                                                  Printed 1 Side
                                                           --------              --------

                                                           --------              --------               Microfilm, 16mm,
         Duplicate

                                                           --------              --------               Microfilm, 16mm,
         Master



P.A. No. 1910                          C
K/TWA                                D-A-5

Attachment to
Part D
Page 6

                                    WORKSHEET
                                    ---------

                                                           ORIGINAL               REVISED
ITEM       NAME                                            QUANTITY               QUANTITY              FORMAT
- ----       ----                                            --------               --------              ------

11.      Chapter 20 Standard Wiring                                                                     Printed 2 Sides
         Practices Manual
         (total quantity - all models)                      --------              --------              Microfilm, 16mm, Duplicate

                                                            --------              --------              Microfilm, 16mm, Master

          Master                                            --------              --------

                                                            --------              --------              Digital Format

12.      Nondestructive Test                                                                            Printed 2 Sides
                                                            --------              --------
         Manual
                                                            --------              --------              Printed 1 Side

         Duplicate                                          --------              --------              Microfilm, 16mm, Duplicate

         Master                                             --------              --------              Microfilm, 16mm, Master

                                                            --------              --------              Magnetic Tape

Text (Print File Format)
Illustrations (CGM Format)

13.      Service Bulletins                                  --------              --------              Printed 2 Sides

14.      Service Bulletins Index                            --------              --------              Printed 2 Sides

15.      Major Assembly and                                     1                     1                 Set Aperture
                                                            --------              --------
         Installation Drawings                              --------              --------              Cards
         (one set only at no charge)

16.      Corrosion Prevention Manual                        --------              --------              Printed 2 Sides

                                                            --------              --------              Printed 1 Side

          Duplicate                                         --------              --------              Microfilm, 16mm, Duplicate

          Master                                            --------              --------              Microfilm, 16mm, Master

                                                            --------              --------              Magnetic Tape

Text (Print File Format)
Illustrations (CGM Format)




P.A. No. 1910                          C
K/TWA                                D-A-6

Attachment to
Part D
Page 7

                                    WORKSHEET
                                    ---------

                                                           ORIGINAL               REVISED
ITEM       NAME                                            QUANTITY               QUANTITY              FORMAT
- ----       ----                                            --------               --------              ------

17.      Power Plant Buildup Manual                                                                     Printed 2 Sides
                                                            --------              --------

                                                            --------              --------              Microfilm (16mm)

                                                            --------              --------              Microfilm (Silver Halide)/

18.      In-Service Activity Report                         --------              --------              Printed

19.      All Operators Letters                              --------              --------              Printed

20.      Service Letters                                    --------              --------              Printed

21.      Structural Item Interim                            --------              --------              Printed
         Advisories

22.      Maintenance Tips                                   --------              --------              Printed

23.      Combined Index                                     --------              --------              Printed

                                                            --------              --------              Digital Format

24.      Production Management Data Base                    --------              --------              Digital Format
         (PMDB)

C.       MAINTENANCE PLANNING

 1.      Maintenance Planning                               --------              --------              Printed
         Data Documents

 2.      Maintenance Task Cards                             --------              --------              Printed 1 Side

 3.      Maintenance Inspection                             --------              --------              Printed
         Intervals Report
         (total quantity - all models)

D.       SPARES

 1.      Illustrated Parts Catalog                                                                      Printed 2 Sides
                                                            --------              --------
         (select one format only)
                                                            --------              --------              Printed 1 Side

                                                            --------              --------              Microfilm (16mm)

                                                            --------              --------              Microfilm (Silver Halide)

 2.      Standards Books

         a.    Index                                        --------              --------              Printed 2 Sides

                                                            --------              --------              Microfilm

         b.    Parts Standards                              --------              --------              Printed 2 Sides

                                                            --------              --------              Microfilm



P.A. No. 1910                          C
K/TWA                                D-A-7

Attachment to
Part D
Page 8





                                    WORKSHEET
                                    ---------

                                                           ORIGINAL               REVISED
ITEM       NAME                                            QUANTITY               QUANTITY              FORMAT
- ----       ----                                            --------               --------              ------

         c.    Parts Specifications                         --------              --------              Printed 2 Sides

                                                            --------              --------              Microfilm

         d.    Standards for Repair                         --------              --------              Printed 2 Sides

                                                            --------              --------              Microfilm

         e.    Obsolete Standards                           --------              --------              Printed 2 Sides

                                                            --------              --------              Microfilm

         f.    Commercial Markers                           --------              --------              Printed 2 Sides

                                                            --------              --------              Microfilm

         g.    Commercial Markers  757                                                                  Printed 2 Sides
                                                            --------              --------

                                                            --------              --------              Microfilm

         h.    Passenger Cabin Symbology                    --------              --------              Printed 2 Sides
               (Commercial Placards)

                                                            --------              --------              Microfilm

         i.    Process Standards                            --------              --------              Printed 2 Sides

                                                            --------              --------              Microfilm

         j.    Material Standards                           --------              --------              Printed 2 Sides

                                                            --------              --------              Microfilm

         k.    Drafting Standards Practices                 --------              --------              Printed 2 Sides

                                                            --------              --------              Microfilm

         l.    Specification Support                                                                    Printed 2 Sides
                                                            --------              --------
               Standards
                                                            --------              --------              Microfilm



P.A. No. 1910                          C
K/TWA                                D-A-8

Attachment to
Part D
Page 9

                                    WORKSHEET
                                    ---------

                                                           ORIGINAL               REVISED
ITEM       NAME                                            QUANTITY               QUANTITY              FORMAT
- ----       ----                                            --------               --------              ------

E.       FACILITIES AND EQUIPMENT PLANNING

 1.      Facilities and Equipment                                                                       Printed 2 Sides
         Planning Document
                                                            --------              --------

 2.      Special Tool and Ground                                                                        Sets Aperture
                                                            --------              --------
         Handling Equipment Drawings                                                                    Cards

                                                                                                        Sets Reproducible
                                                            --------              --------

                                                                                                        Sets Black & White
                                                            --------              --------

Copies

 3.      Special Tool and Ground                                                                        Printed 2 Sides
                                                            --------              --------
         Handling Equipment Drawings
         Index

 4.      Supplementary Tooling                                                                          Printed 2 Sides
                                                            --------              --------
         Documentation
         (total quantity - all models)

 5.      System Test Equipment                                                                          Printed 1 Side
                                                            --------              --------
         Document

 6.      Illustrated Tool and                                                                           Printed 2 Sides
                                                            --------              --------
         Equipment List/Manual
         /                                                                                              Printed 1 Side
                                                            --------              --------

                                                                                                        Microfilm, 16mm,
                                                            --------              --------
         Duplicate
                                                                                                        Microfilm, 16mm,
                                                            --------              --------
         Master
                                                                                                        Magnetic Tape
                                                            --------              --------


Text (Print File Format)
Illustrations (CGM Format)
(737-700, 777)

 7.      Airplane Recovery Document                                                                     Printed 2 Sides
                                                            --------              --------

 8.      Airplane Characteristics for                                                                   Printed
                                                            --------              --------
         Airport Planning

 9.      Crash, Fire and Rescue                                                                         Printed
                                                            --------              --------
         Document

10.      Engine Handling Document                                                                       Printed 2 Sides
                                                            --------              --------




P.A. No. 1910                          C
K/TWA                                D-A-9

Attachment to
Part D
Page 10

                                    WORKSHEET
                                    ---------

                                                           ORIGINAL               REVISED
ITEM       NAME                                            QUANTITY               QUANTITY              FORMAT
- ----       ----                                            --------               --------              ------

F.       EROPS

         Configuration, Maintenance                                                                     Printed 2 Sides
         and Procedures for Extended                        --------              --------
         Range Operations Document/

G.       COMPUTER SOFTWARE DOCUMENTATION FOR AIRBORNE COMPONENTS

         Computer Software Index                                                                        Printed 2 Sides
                                                            --------              --------

H.       Supplier Technical Data

         Product Support Supplier                                                                       Printed
                                                            --------              --------
         Directory (total quantity -
         all models)



P.A. No. 1910                          C
K/TWA                                D-A-10

                                     PART E

                 BUYER'S INDEMNIFICATION OF BOEING AND INSURANCE

1.           Buyer's Indemnification Of Boeing.

             Buyer hereby indemnifies and holds harmless Boeing from and against all claims and liabilities, including costs and expenses (including attorneys' fees) incident thereto or incident to successfully establishing the right to indemnification, for injury to or death of any person or persons, including employees of Buyer but not employees of Boeing, or for loss of or damage to any property, including Aircraft, arising out of or in any way related to the performance by Boeing of training, services or other obligations pursuant to this Exhibit C, whether or not arising in tort or occasioned in whole or in part by the negligence of Boeing, whether active, passive or imputed.

             1.1 With regard to training, services and other obligations, the foregoing indemnification will not apply to the legal liability to persons or parties other than Buyer or Buyer's assignees arising out of an accident caused solely by a product defect in an Aircraft.

2.           Buyer's Insurance.

             Evidence of insurance will be required 10 days prior to the scheduled delivery of the first Aircraft. Accordingly, Buyer will provide certificates of insurance specifically referencing the Agreement and paragraph 1 of this Part E. In addition to showing policy number, limits of liability, and effective dates of coverage, such certificates will contain but not be limited to the following provisions:




P.A. No. 1910                          C
T/TWA                                 E-1

             2.1         Hull All Risk; Hull War & Allied Perils Insurance.

                         Insurers and/or reinsurers will hold harmless and waive
all rights of subrogation against Boeing for any damages or claims arising out of these Exhibit C services.

             2.2         Aircraft Liability Insurance.

                         (a) To name Boeing as an additional insured in
connection with the performance by Boeing of training, services, or other obligations provided under this Exhibit C.

                         (b) To provide that the insurance arranged herein will
be primary and without right of contribution with respect to any other insurance which may be available for the protection of Boeing.

                         (c) To provide that all provisions of the insurance,
except the limits of liability, will operate to give each insured or additional insured the same protection as if there were a separate policy issued covering each insured or additional insured.

                         (d) To provide that no act, omission, breach of any
warranty or condition, or misrepresentation on the part of the Insured or any other person or party (other than by Boeing) will void, exclude, minimize, or adversely change this coverage as it applies to Boeing.

             2.3         For Coverages Specified in 2.1 and 2.2.

                         (a) Acknowledgment that the insurers and/or reinsurers
are aware of and have seen a copy of the Agreement and accept and insure the risks and indemnity herein to the extent of the coverage and endorsements as described in this certificate.

                         (b) To give 30 day written notice of cancellation,
termination or adverse material alteration of the policies (7 day written notice in the eventof non payment of premium of War Risk or such lesser period as may be in effect with prior notice).

                         (c) That Boeing will not be responsible for payment,
set off, or assessment of any kind of any premiums in connection with the policies, endorsements or coverages described herein.

                         (d) For the purpose of this Part E, "Boeing" is defined
as The Boeing Company, its divisions, subsidiaries, affiliates, the assignees of each and their respective directors, officers, employees and agents.

If more than one Aircraft is to be delivered under the Purchase Agreement, the insurance certificates must reference all Aircraft when delivered or separate certificates must be supplied for each Aircraft. The certificates of insurance will be kept current and valid.



P.A. No. 1910                          C
T/TWA                                 E-2

                                     PART F

                     Alleviation or Cessation of Performance

Boeing will not be required to provide any services, training, data or goods at a facility while:

             1. a labor stoppage or dispute in progress involving Buyer exists;

             2. wars or warlike operations, riots or insurrections in the country where such facility is located exist;

             3. conditions at such facility which, in the opinion of Boeing, are detrimental to the general health, welfare or safety of its personnel and/or their families exist;

             4. the United States Government refuses permission to any Boeing personnel or their families to enter the country where such facility is located, or recommends that any Boeing personnel or their families leave such country; or

             5. the United States Government refuses Boeing permission to deliver goods or services to the country where such facility is located.

Boeing further reserves the right, upon the occurrence of any of such events, subsequent to the location of Boeing personnel at Buyer's facility, to immediately and without prior notice relocate its personnel and their families to a place of Boeing's choosing. Any delay resulting therefrom will be deemed a delay by mutual agreement.



P.A. No. 1910                          C
K/TWA                                 F-1

1910K/TWATrans World Airlines, Inc.

                      AIRFRAME AND ENGINE PRICE ADJUSTMENT

                                     between

                               THE BOEING COMPANY

                                       and

                           TRANS WORLD AIRLINES, INC.

                   Exhibit D to Purchase Agreement Number 1910




P.A. No. 1910                          D
K/TWA

Exhibit D
Page 1

                             PRICE ADJUSTMENT DUE TO
                             ECONOMIC FLUCTUATIONS
                           AIRFRAME PRICE ADJUSTMENT
                             (JULY 1995 Base Price)

1.           Formula.

             The Airframe Price Adjustment will be determined at the time of Aircraft delivery in accordance with the following formula:

             Pa = (P)(L + M - 1)

             Where:

             Pa = Airframe Price Adjustment.

             L =      .65 x  ECI
                            -----
                            130.1

             M =      .35 x  ICI
                            -----
                            123.6

             P = Aircraft Basic Price (as set forth in Article 3.2 of this Agreement) less the base price of Engines (as defined in this Exhibit D) in the amount of $11,320,000.

           ECI = A value using the "Employment Cost Index for workers in aerospace manufacturing" (aircraft manufacturing, standard industrial classification code 3721, compensation, base month and year June 1989 = 100), as released by the Bureau of Labor Statistics, U.S. Department of Labor on a quarterly basis for the months of March, June, September and December, calculated as follows: A three-month arithmetic average value (expressed as a decimal and rounded to the nearest tenth) will be determined using the months set forth in the table below for the applicable Aircraft, with the released Employment Cost Index value described above for the month of March also being used for the months of January and February; the value for June also used for April and May; the value for September also used for July and August; and the value for December also used for October and November.

     ICI = The three-month arithmetic average of the released monthly values for the Industrial




P.A. No. 1910                          D-1
K/TWA

Exhibit D
Page 2


                      Commodities Index as set forth in the
                      "Producer Prices and Price Index" (Base Year
                      1982 = 100) as released by the Bureau of Labor Statistics, U.S. Department of Labor values (expressed as a decimal and rounded to the nearest tenth) for the months set forth in the table below for the applicable Aircraft.

             In determining the value of L, the ratio of ECI divided by 130.1 will be expressed as a decimal rounded to the nearest ten-thousandth and then multiplied by .65 with the resulting value also expressed as a decimal and rounded to the nearest ten-thousandth.

             In determining the value of M, the ratio of ICI divided by 123.6 will be expressed as a decimal rounded to the nearest ten-thousandth and then multiplied by .35 with the resulting value also expressed as a decimal and rounded to the nearest ten-thousandth.



                                Months to be Utilized
Month of Scheduled              in Determining the
Aircraft Delivery               Value of ECI and ICI
- -----------------               --------------------

January                         June  B, July  B, Aug.  B
February                        July  B, Aug.  B, Sept. B
March                           Aug.  B, Sept. B, Oct.  B
April                           Sept. B, Oct.  B, Nov.  B
May                             Oct.  B, Nov.  B, Dec.  B
June                            Nov.  B, Dec.  B, Jan.  D
July                            Dec.  B, Jan.  D, Feb.  D
August                          Jan.  D, Feb.  D, Mar.  D
September                       Feb.  D, Mar.  D, Apr.  D
October                         Mar.  D, Apr.  D, May   D
November                        Apr.  D, May   D, June  D
December                        May   D, June  D, July  D

The following definitions of B and D will apply:

             B = The calendar year before the year in which the scheduled month of delivery as set forth in Article 2.1 occurs.

             D = The calendar year during which the scheduled month of delivery as set forth in Article 2.1 occurs.

2. If at the time of delivery of an Aircraft Boeing is unable to determine the Airframe Price Adjustment because the applicable values to be used to determine the ECI and ICI have not been released by the Bureau of Labor Statistics, then:




P.A. No. 1910                          D-2
K/TWA

Exhibit D
Page 3


             2.1 The Airframe Price Adjustment, to be used at the time of delivery of each of the Aircraft, will be determined by utilizing the escalation provisions set forth above. The values released by the Bureau of Labor Statistics and available to Boeing 30 days prior to scheduled Aircraft delivery will be used to determine the ECI and ICI values for the applicable months (including those noted as preliminary by the Bureau of Labor Statistics) to calculate the Airframe Price Adjustment. If no values have been released for an applicable month, the provisions set forth in Paragraph 2.2 below will apply. If prior to delivery of an Aircraft the U.S. Department of Labor changes the base year for determination of the ECI or ICI values as defined above, such rebased values will be incorporated in the Airframe Price Adjustment calculation. The payment by Buyer to Boeing of the amount of the Purchase Price for such Aircraft, as determined at the time of Aircraft delivery, will be deemed to be the payment for such Aircraft required at the delivery thereof.

             2.2 If prior to delivery of an Aircraft the U.S. Department of Labor substantially revises the methodology used for the determination of the values to be used to determine the ECI and ICI values (in contrast to benchmark adjustments or other corrections of previously released values), or for any reason has not released values needed to determine the applicable Aircraft Airframe Price Adjustment, the parties will, prior to delivery of any such Aircraft, select a substitute for such values from data published by the Bureau of Labor Statistics or other similar data reported by non-governmental United States organizations, such substitute to lead in application to the same adjustment result, insofar as possible, as would have been achieved by continuing the use of the original values as they may have fluctuated during the applicable time period. Appropriate revision of the formula will be made as required to reflect any substitute values. However, if within 24 months from delivery of the Aircraft the Bureau of Labor Statistics should resume releasing values for the months needed to determine the Airframe Price Adjustment, such values will be used to determine any increase or decrease in the Airframe Price Adjustment for the Aircraft from that determined at the time of delivery of such Aircraft.

             2.3 In the event escalation provisions are made non-enforceable or otherwise rendered null and void by any agency of the United States Government, the parties agree, to the extent they may lawfully do so, to equitably adjust the Purchase Price of any affected Aircraft to reflect an allowance for increases or decreases in labor compensation and material costs occurring since February, 1995, which is consistent with the applicable provisions of paragraph 1 of



P.A. No. 1910                          D-3
K/TWA

Exhibit D
Page 4



this Exhibit D.

3. For the calculations herein, the values released by the Bureau of Labor Statistics and available to Boeing 30 days prior to scheduled Aircraft delivery will be used to determine the ECI and ICI values for the applicable months (including those noted as preliminary by the Bureau of Labor Statistics) to calculate the Airframe Price Adjustment.

Note: Any rounding of a number, as required under this Exhibit D with respect to escalation of the airframe price, will be accomplished as follows: if the first digit of the portion to be dropped from the number to be rounded is five or greater, the preceding digit will be raised to the next higher number.



P.A. No. 1910                       D-4
K/TWA

Exhibit D
Page 5

                    ENGINE PRICE ADJUSTMENT - PRATT & WHITNEY
                                (1995 BASE PRICE)

(a) The Aircraft Basic Price of each Aircraft set forth in Article 3.2 of this Agreement includes an aggregate price for P&W 2037 engines and all accessories, equipment and parts therefor provided by the engine manufacturer (collectively in this Exhibit D called "Engines") of Eleven Million Three Hundred Twenty Thousand Dollars ($11,320,000). The adjustment in Engine price applicable to each Aircraft ("Engine Price Adjustment" herein) will be determined at the time of Aircraft delivery in accordance with the following formula:

             Pa  =       (P + F) (AA + BB + CC) - P/

(b)          The following definitions will apply herein:

             Pa  =       Engine Price Adjustment

             P   =       Aggregate Engine Base Price as set forth in paragraph
                         (a) above.

             AA  =       .60 x    L
                               ------
                               $17.80

             BB  =       .30 x    M
                               ------
                                130.6

             CC  =       .10 x    E
                               ------
                                76.6

In determining the value of AA, BB and CC, the ratio of L divided by $17.80, M divided by 130.6 and E divided by 76.6 will be expressed as a decimal and rounded to the nearest ten-thousandth but the decimal value resulting from multiplying such ratios by the respective constants (.60, .30 and .10) will not be rounded. The value of the sum of AA + BB + CC will also be rounded to the nearest ten-thousandth.

              L =        Labor Index, which is the "Hourly Earnings of
                         Aircraft Engines and Engine Parts Production Workers, SIC 3724" published by the Bureau of Labor Statistics, U.S. Department of Labor, for the seventh month preceding the month of scheduled Aircraft delivery.

        $17.80  =        Published Labor Index (SIC 3724) for
                         December, 1994.



P.A. No. 1910                        D-5
K/TWA

Exhibit D
Page 6



              M = Material Index, which is the "Producer Price Index - Code 10, Metals and Metal Products," (Base Year 1982 =
                         100) published by the Bureau of Labor Statistics, U.S. Department of Labor, for the seventh month preceding the month of scheduled Aircraft delivery.

          130.6 =        Published Material Index (Code 10) for
                         December, 1994.

              E = Fuel Index, which is the "Producer Price Index - Code 5, Fuels and Related Products and Power" (Base Year 1982 = 100) published for the Bureau of Labor Statistics, U.S. Department of Labor, for the seventh month preceding the month of scheduled Aircraft delivery.

           76.6 =        Published Fuel Index (Code 5) for
                         December, 1994.

              F = 0.005 (N)(P). Where N = the calendar year of scheduled Engine delivery, minus 1995. For purposes of this calculation, Engine delivery is assumed to be 3 months prior to the month of scheduled Aircraft delivery.

The Engine Price Adjustment will not be made if it would result in a decrease in the aggregate Engine base price.

(c) The value of the Labor, Material and Fuel Index used in determining the Engine Price Adjustment will be those published by the Bureau of Labor Statistics, U.S. Department of Labor as of a date 30 days prior to the scheduled Aircraft delivery to Buyer. Such Index values will be considered final and no revision to the Engine Price Adjustment will be made after Aircraft delivery for any subsequent changes in published Index values.

(d) If the Bureau of Labor Statistics, U. S. Department of Labor, (i) substantially revises the methodology (in contrast to benchmark adjustments or other corrections of previously published data) or (ii) discontinues publication of any of the data referred to above, Pratt & Whitney Aircraft (P&WA) agrees to meet with Boeing and jointly select a substitute for the revised or discontinued data, such substitute data to lead in application to the same adjustment result, insofar as possible, as would have been achieved by continuing the use of the original data as it may have fluctuated had it not been revised or discontinued. Appropriate revision of the Engine Price Adjustment provisions set forth above will be made to accomplish this


P.A. No. 1910                          D-6
K/TWA

Exhibit D
Page 7


result for affected Engines.

In the event the Engine Price Adjustment escalation provisions of this Agreement are made non-enforceable or otherwise rendered null and void by any agency of the United States Government, P&WA agrees to meet with Boeing and jointly agree, to the extent that they may lawfully do so, to adjust equitably the Purchase Price of any affected Engine(s) to reflect an allowance for increases in labor, material and fuel costs that occurred from December, 1994 to the seventh month preceding the month of scheduled delivery of the applicable Aircraft.

NOTES: Any rounding of a number, as required under this Exhibit D with respect to escalation of the Engine price, will be accomplished as follows: if the first digit of the portion to be dropped from the number to be rounded is five or greater, the preceding digit will be raised to the next higher number.



P.A. No. 1910                          D-7
K/TWA

1910K/TWATrans World Airlines, Inc.

                  BUYER FURNISHED EQUIPMENT PROVISIONS DOCUMENT

                                     between

                               THE BOEING COMPANY

                                       and

                           TRANS WORLD AIRLINES, INC.

                   Exhibit E to Purchase Agreement Number 1910



P.A. No. 1910                          E
K/TWA

                  BUYER FURNISHED EQUIPMENT PROVISIONS DOCUMENT

                             Dated ________________

                                   Relating to

                            BOEING MODEL 757 AIRCRAFT


                                ________________

             This Buyer Furnished Equipment Provisions Document is Exhibit E to and forms a part of Purchase Agreement No. 1910, between The Boeing Company (Boeing) and Trans World Airlines, Inc. (Buyer) relating to the purchase of Boeing Model 757-231 aircraft.



P.A. No. 1910                          E
K/TWA                                 (I)

                  BUYER FURNISHED EQUIPMENT PROVISIONS DOCUMENT

1.           General.

             Certain equipment to be installed in the Aircraft is furnished to Boeing by Buyer at Buyer's expense. This equipment is designated "Buyer Furnished Equipment" (BFE) and is listed in the Detail Specification. On or before May 24, 1996, Boeing will provide to Buyer a BFE Requirements On-Dock/Inventory Document (BFE Document) or an electronically transmitted BFE Report which may be periodically revised, setting forth the items, quantities, on-dock dates and shipping instructions relating to the in sequence installation of BFE. For planning purposes, a preliminary BFE on-dock schedule is set forth in the attachment to this Exhibit.

2.           Supplier Selection.

             Buyer will:

             2.1 Select and notify Boeing of the suppliers of the following BFE items by the following dates:

                         Galley System                        Galley System
                                                              Already Selected

                         Seats (passenger)                    Seat System
                                                              Already Selected

                         Video                                Video System
                                                              Already Selected

             2.2         Meet with Boeing and such selected BFE
suppliers promptly after such selection to:

                         2.2.1       complete BFE configuration design
requirements for such BFE; and

                         2.2.2       confirm technical data submittal
dates for BFE certification.



P.A. No. 1910                          E-1
K/TWA

3.           Buyer's Obligations.

             Buyer will:

             3.1 comply with and cause the supplier to comply with the provisions of the BFE Document or BFE Report;

                         3.1.1       deliver technical data (in English)
to Boeing as required to support installation and FAA certification in accordance with the schedule provided by Boeing or as mutually agreed upon during the BFE meeting referred to above;

                         3.1.2       deliver BFE including production
and/or flight training spares to Boeing in accordance with the quantities and schedule provided therein; and

                         3.1.3       deliver appropriate quality assurance
documentation to Boeing as required with each BFE part
(D6-56586, "BFE Product Acceptance Requirements");

             3.2 authorize Boeing to discuss all details of the BFE directly with the BFE suppliers;

             3.3 authorize Boeing to conduct or delegate to the supplier quality source inspection and supplier hardware acceptance of BFE at the supplier location;

                         3.3.1       require supplier's contractual
compliance to Boeing defined source inspection and supplier delegation programs, including availability of adequate facilities for Boeing resident personnel; and

                         3.3.2       assure that Boeing identified
supplier's quality systems be approved to Boeing document
D1-9000;

             3.4         provide necessary field service
representation at Boeing's facilities to support Boeing on all issues related to the installation and certification of BFE;

             3.5 deal directly with all BFE suppliers to obtain overhaul data, provisioning data, related product support documentation and any warranty provisions applicable to the BFE;

             3.6         work closely with Boeing and the BFE
suppliers to resolve any difficulties, including defective equipment, that arise;

             3.7         be responsible for modifying, adjusting
and/or calibrating BFE as required for FAA approval and for all related expenses;



P.A. No. 1910                          E-2
K/TWA

             3.8 warrant that the BFE will meet the requirements of the Detail Specification; and

             3.9 be responsible for providing equipment which is FAA certifiable at time of Aircraft delivery, or for obtaining waivers from the applicable regulatory agency for non-FAA certifiable equipment.

4.           Boeing's Obligations.

             Other than as set forth below, Boeing will provide for the installation of and install the BFE and obtain certification of the Aircraft with the BFE installed.

5.           Nonperformance by Buyer.

             If Buyer's nonperformance of obligations in this Exhibit or in the BFE Document causes a delay in the delivery of the Aircraft or causes Boeing to perform out-of-sequence or additional work, Buyer will reimburse Boeing for all resulting expenses and be deemed to have agreed to any such delay in Aircraft delivery. In addition Boeing will have the right to:

             5.1 work closely with Buyer to mitigate the damages to Buyer resulting from the nonperformance by Buyer;

             5.2 provide and install specified equipment or suitable alternate equipment and increase the price of the Aircraft accordingly; and/or

             5.3 deliver the Aircraft to Buyer without the BFE installed.

6.           Return of Equipment.

             BFE not installed in the Aircraft will be returned to Buyer in accordance with Buyer's instructions and at Buyer's expense. Such equipment returned to Buyer will be returned in a mutually agreeable time period.



P.A. No. 1910                          E-3
K/TWA

7.           Title and Risk of Loss.

             Title to and risk of loss of BFE will at all times remain with Buyer or other owner. Boeing will have only such liability for BFE as a bailee for mutual benefit would have, but will not be liable for loss of use.

8.           Indemnification of Boeing.

             Buyer hereby indemnifies and holds harmless Boeing from and against all claims and liabilities, including costs and expenses (including attorneys' fees) incident thereto or incident to successfully establishing the right to indemnification, for injury to or death of any person or persons, including employees of Buyer but not employees of Boeing, or for loss of or damage to any property, including any Aircraft, arising out of or in any way connected with any nonconformance or defect in any BFE and whether or not arising in tort or occasioned in whole or in part by the active, passive or imputed negligence of Boeing. This indemnity will not apply with respect to any nonconformance or defect caused solely by Boeing's installation of the BFE.

9.           Patent Indemnity.

             Buyer hereby indemnifies and holds harmless Boeing from and against all claims, suits, actions, liabilities, damages and costs arising out of any actual or alleged infringement of any patent or other intellectual property rights by BFE or arising out of the installation, sale or use of BFE by Boeing.

10.          Definitions.

             For the purposes of the above indemnities, the term "Boeing" includes The Boeing Company, its divisions, subsidiaries and affiliates, the assignees of each, and their directors, officers, employees and agents.



P.A. No. 1910                          E-4
K/TWA

Attachment A to
Exhibit E

                          BOEING MODEL 757-200 AIRCRAFT

Item                                        Preliminary On-Dock Dates

February 1997
Aircraft

Seats - December 5, 1996

Galleys - November 19, 1996

Electronics - November 12, 1996

Furnishings - November 6, 1996



P.A. No. 1910                          E
K/TWA                                 A-1

1910K/TWATrans World Airlines, Inc.

                             DEFINED TERMS DOCUMENT

                                     between

                               THE BOEING COMPANY

                                       and

                           TRANS WORLD AIRLINES, INC.

                   Exhibit F to Purchase Agreement Number 1910



P.A. No. 1910                          F
K/TWA

                             DEFINED TERMS DOCUMENT

                             Dated _________________

                                   Relating to

                          BOEING MODEL 757-200 AIRCRAFT


                               _________________

             This Document is Exhibit F to and forms a part of Purchase Agreement No. 1910 (Agreement) between The Boeing Company (Boeing) and Trans World Airlines, Inc. (Buyer) relating to the purchase of Boeing Model 757-231 aircraft.

             The following is a list of those terms and their definitions as used and not otherwise defined in this Agreement. Such terms are identified in the Agreement by the use of an initial capital letter.



P.A. No. 1910                          F
K/TWA
(I)

                             DEFINED TERMS DOCUMENT

                         EXHIBIT F TO AGREEMENT NO. 1910

TERM                                    DEFINITION                                          FIRST REFERENCE
- -------------------------------------------------------------------------------------------------------------

Advance Payment                         Boeing's estimate of the                            Article 3
Base Price                              Aircraft Price is set
                                        forth in Article 3.
Agreement                               Purchase Agreement                                  Opening paragraph
                                        No. 1910, including all                             of the Agreement
                                        Exhibits, the Detail Specification,
                                        attachments, letter agreements and other
                                        written modifications and amendments
                                        thereto.
Aircraft (includes                      The aircraft described in                           Article 1,
"the", "all",                           Article 1, Para. 1.1.                               Para. 1.1
"first", "last"
"such", /the "Block
A Aircraft"/ /the
"Block B Aircraft"/
etc.)
Aircraft Basic                          The amount set forth in                             Article 3, Para.
Price                                   Article 3, Para. 3.1.4.                             3.1.4
Aircraft Price                          The total amount Buyer is                           Article 3, Para.
                                        to pay for an Aircraft                              3.1.6
                                        which is described in
                                        Article 3, Para. 3.1.6.
Aircraft Software                       The computer software                               Exhibit B,
                                        included with the                                   Part D-1, Para 1
                                        Aircraft when the Aircraft is delivered
                                        by Boeing, described in Exhibit B, Part
                                        D-1, Para. 1.
Airframe Component                      A component described in                            Exhibit B Part C
                                        Exhibit B, Part C, Para. 1.1                        Para. 1.1
Article                                 An Article of the                                   Article 6, Para.
                                        Agreement.                                          6.4
Base Airframe Price                     The airframe price                                  Article 3,
                                        described in Article 3,
                                        Para. 3.1.2.                                        Para. 3.1.2/
Boeing                                  The Seller of the                                   Opening paragraph
                                        Aircraft identified in                              of the Agreement
                                        the opening paragraph of
                                        the Agreement.
Boeing Warranty                         Part A of Exhibit B to                              Exhibit B, Part A,
                                        the Agreement.                                      Para. 1
Buyer                                   The purchaser of the                                Opening paragraph
                                        Aircraft identified in                              of the Agreement
                                        the opening paragraph of
                                        the Agreement.



P.A. No. 1910                          F-1
K/TWA

                            DEFINED TERMS DOCUMENT

                        EXHIBIT F TO AGREEMENT NO. 1910


TERM                                    DEFINITION                                          FIRST REFERENCE
- -------------------------------------------------------------------------------------------------------------

    Buyer Furnished                     Equipment provided by                               Article 4.1
    Equipment or BFE                    Buyer pursuant to Exhibit
                                        E for installation by Boeing on the
                                        Aircraft.
    Buyer Furnished                     Document provided by                                Article 13, Para.
    Equipment Document                  Boeing to Buyer defining                            13.1
                                        requirements for BFE.
                                        Exhibit E, Para. 1.
    Certificate of                      The certificate issued by                           Article 8, Para.
    Airworthiness                       the FAA pursuant to Part                            8.1.1.2
                                        21 of the Federal Aviation Regulations
                                        for the type of Aircraft purchased under
                                        this Agreement as described in Article 8.
    Change Order                        A change to the Detail                              Article 7, Para.
                                        Specification, as                                   7.2/
                                        described in Article 7,
                                        Para. 7.2.
    Covered Component                   An Airframe Component as                            Exhibit B Part C
                                        described in Exhibit B,                             Para. 1.4
                                        Part C, Para. 1.4.
    Customer Support                    Exhibit C to the                                    Article 12, Para.
    Document                            Agreement.                                          12.5
    Customer Support                    The Boeing services,                                Article 12, Para.
    Services                            training and other                                  12.5
                                        obligations described in
                                        Exhibit C to the
                                        Agreement.
    Deposit                             The money paid by Buyer                             Article 5, Para.
                                        to Boeing as part of the                            5.1
                                        acceptance of the
                                        Aircraft proposal.
    Detail                              The Boeing document that                            Article 1, Para.
    Specification                       describes the                                       1.1
                                        specifications of the Aircraft modified
                                        from time to time to include
                                        developmental and Buyer requested
                                        changes.
    Development                         Changes to the basic                                Article 7, Para.
    Change(s)                           specification that do not                           7.1
                                        affect price, delivery,
                                        guaranteed weight,
                                        performance or
                                        interchangeability as
                                        described in Article 7,
                                        Para. 7.1.




P.A. No. 1910                           F-2
K/TWA

                            DEFINED TERMS DOCUMENT

                       EXHIBIT F TO AGREEMENT NO. 1910

TERM                                    DEFINITION                                          FIRST REFERENCE
- -------------------------------------------------------------------------------------------------------------

    Disclaimer and                      The disclaimer and                                  Article 12,
    Release                             Release set forth in                                Para. 12.2
                                        Article 12, Para. 12.2.
    Documents                           The data and documents                              Exhibit C, Part D
                                        provided by Boeing under                            Para. 2
                                        the Agreement.
    Economic Price                      Article 3, Para. 3.1.5./                            Article 3,
    Adjustment
                                                                                            Para. /3.1.5/
                                                                                            /3.1.4/
    Engine(s)                           The engines installed on                            Article 3,
                                        the Aircraft as described                           Para. 3.1.2
                                        in the Detail
                                        Specification.
    Engine Price                        The price of the Engines                            Article 3, Para.
                                        installed on the Aircraft                           3.1.3
                                        set forth in Exhibit D,
                                        including all
                                        accessories, equipment
                                        and parts therefor
                                        provided by the Engine
                                        manufacturer.
    Engine Price                        The adjustment to the                               Article 3 Para.
    Adjustment                          Engine Price as required                            3.1.2
                                        by Article 3,
                                        Para. 3.1.2, and as
                                        calculated pursuant to
                                        Exhibit D.
    Excusable Delay                     A delay resulting from                              Article 6, Para.
                                        any of the causes                                   6.1
                                        described in Article 6,
                                        Para. 6.1.
    FAA                                 The Federal Aviation                                Article 8, Para.
                                        Administration of the                               8.1.1
                                        Department of
                                        Transportation of the
                                        United States, including
                                        the Administrator of the
                                        Federal Aviation
                                        Administration, the
                                        National Transportation
                                        Safety Board and any
                                        other authority or agency
                                        of the Federal Government
                                        of the United States
                                        having like jurisdiction.
    Failed Component                    A component as described                            Exhibit B Part C
                                        in Exhibit B, Part C,                               Para. 1.6
                                        Para. 1.6.


P.A. No. 1910                           F-3
K/TWA

                            DEFINED TERMS DOCUMENT

                       EXHIBIT F TO AGREEMENT NO. 1910


TERM                                    DEFINITION                                          FIRST REFERENCE
- -------------------------------------------------------------------------------------------------------------

    Failure                             Any breakage or defect as                           Exhibit B Part C
                                        described in Exhibit B,                             Para. 1.5
                                        Part C, Para. 5.
    Federal Aviation                    The United States Federal                           Article 8, Para.
    Regulations                         Aviation Regulations and,                           8.1.1.1
                                        if they are redesignated
                                        or discontinued, any
                                        comparable regulations or
                                        parts thereof issued by
                                        the FAA.
    Field Service(s)                    Boeing-provided services                            Exhibit C, Part B,
                                        as described in Exhibit                             Para. 2
                                        C, Part B, Para. 2.
    Field Service                       The length of time Boeing                           Exhibit C, Part B,
    Period                              provides Field Service to                           Para. 2.1
                                        Buyer as described in Exhibit C, Part B,
                                        Para. 2.1.
    Flight Training                     A planning conference as                            Exhibit C, Part C,
    Planning Conference                 described in Exhibit C,                             Para. 2
                                        Part C, Para. 2.
    Flight Training                     The program of flight                               Exhibit C, Part C,
    Program                             training described in                               Para. 3
                                        Exhibit C, Part C, Para. 3.
    Interface Problem                   A technical problem                                 Exhibit B, Part G,
                                        attributed to the design                            Para. 1
                                        characteristics of the
                                        Aircraft or its systems, as described in
                                        Exhibit B, Part G, Para. 1.
    Landing Gear                        A component as described                            Exhibit B Part C
    Component                           in Exhibit B, Part C,                               Para. 1.2
                                        Para. 1.2.
    Maintenance                         A planning conference as                            Exhibit C, Part A,
    Training Planning                   described in Exhibit C,                             Para. 2
    Conference                          Part A, Para. 2.
    Maintenance                         The program of training                             Exhibit C, Part A,
    Training Program                    described in Exhibit C,                             Para. 3
                                        Part A, Para. 3.
    Major Damage                        Damage described in                                 Exhibit C Part C
                                        Exhibit C, Part C, Para. 11.3                       Para. 11.3
    Manufacturer                        A change to the Aircraft                            Article 8, Para.
    Change(s)                           or performance required                             8.2.1
                                        of Boeing as described in
                                        Article 8, Para. 8.2.1.





P.A. No. 1910                           F-4
K/TWA

                             DEFINED TERMS DOCUMENT

                         EXHIBIT F TO AGREEMENT TO 1910

TERM                                    DEFINITION                                          FIRST REFERENCE
- -------------------------------------------------------------------------------------------------------------

    Operator Change(s)                  A change to the Aircraft                            Article 8, Para.
                                        described in Article 8,                             8.3.1
                                        Para. 8.3.1.
    Performance                         The written guarantees                              Article 1, Para.
    Guarantees                          regarding the operational                           1.3
                                        performance of the
                                        Aircraft set forth in the Agreement or
                                        the Detail Specification.
    Policy (Boeing                      Exhibit B, Part C, Para. 2.                         Exhibit B, Part C,
    Service Life Policy)                Article 3, Para. 3.1.7.                             Para. 2
    Price First                                                                             Article 3,
    Published
                                                                                            Para. 3.1.7
    Product Assurance                   Exhibit B of the                                    Article 12, Para.
    Document                            Agreement.                                          12.1
    Revenue Service                     Flight Training conducted                           Exhibit C, Part C,
    Training                            on the Aircraft during                              Para. 8
                                        revenue service with cargo and/or
                                        passengers on board, as described in
                                        Exhibit C, Part C, Para. 8.
    Software                            A listing of components                             Exhibit C, Part D,
    Documentation                       and equipment referred to                           Para. 3.3.6
                                        in Exhibit C, Part D,
                                        Para. 3.3.6.
    Spare Component                     A component as described                            Exhibit B Part C
                                        in Exhibit B, Part C,                               Para. 1.3
                                        Para. 1.3.
    Special Features                    Article 3, Para. 3.1.1.                             Article 3,
                                                                                            Para. 3.1.1
    Standard                            A certificate issued by                             Article 8, Para.
    Airworthiness                       the FAA, pursuant to Part                           8.1.1.2
    Certificate                         21 of the Federal Aviation Regulations
                                        as described in Article 8, Para.
                                        8.1.1.2.
    Target Delivery                     A non binding estimated                             Article 2,
    Date                                delivery date provided                              Para. 2.2
                                        for Buyer's planning
                                        purposes, described in
                                        Article 2.
    Taxes                               The term "Taxes" defined                            Article 2, Para.
                                        in Article 4, Para. 4.1.                            2.3


P.A. No. 1910                           F-5
K/TWA

                             DEFINED TERMS DOCUMENT

                        EXHIBIT F TO AGREEMENT NO. 1910


TERM                                    DEFINITION                                          FIRST REFERENCE
- -------------------------------------------------------------------------------------------------------------

    Type Certificate                    A certificate issued by                             Article 8,
                                        the FAA pursuant to Part                            Para. 8.1.1.1
                                        21 of the Federal
                                        Aviation Regulations
                                        described in Article 8,
                                        Para. 8.1.1.1.
    Warranty Labor Rate                 The hourly labor rate                               Exhibit B, Part B,
                                        defined in Exhibit B,                               Para. 5.3
                                        Part B, Para. 5.3.



P.A. No. 1910                                       F-6
K/TWA

1910-1

Trans World Airlines, Inc.
One City Centre
515 N. Sixth Street
19th Floor
St. Louis, Missouri 63101

Subject:                 Letter Agreement No. 1910-1 to
                         Purchase Agreement No. 1910-
                         Seller Purchased Equipment

This Letter Agreement amends Purchase Agreement No. 1910 dated of even date herewith (the Agreement) between The Boeing Company (Boeing) and Trans World Airlines, Inc. (Buyer) relating to Model 757-231 aircraft (the Aircraft).

For purposes of this Letter Agreement the following definitions apply:

Seller Purchased Equipment (SPE) is Buyer Furnished Equipment (BFE) that Boeing purchases for Buyer.

Developmental Buyer Furnished Equipment (DBFE) is all BFE not previously certified for installation on the same model aircraft.

Developmental Seller Purchased Equipment (DSPE) is DBFE which is converted to SPE. This Letter Agreement does not include developmental avionics. Developmental avionics are avionics that have not been previously certified for installation on the same model aircraft.

All other terms used herein and in the Agreement, and not defined above, will have the same meaning as in the Agreement.

Buyer may request that Boeing purchase as SPE the BFE which has been changed to SPE by Change Request. In such event, Boeing and Buyer agree as follows:

1910-1
Page 2

1.           Price.

             Aircraft Price. The Aircraft Price will be adjusted to reflect (i) the actual costs charged Boeing by the SPE suppliers, (ii) a handling fee of 10% of such costs and (iii) transportation charges. If all DBFE, except for developmental avionics, is converted to SPE, Boeing will waive the handling fee for all SPE.

2.           Responsibilities.

             2.1         Buyer is responsible for:

                         (i)         selecting a FAA certifiable part;
                                     and

                         (ii)        providing to Boeing the SPE part
                                     specification/Buyer requirements.

             2.2.        Boeing is responsible for:

                         (i)         placing and managing the purchase
order with the supplier;

                         (ii)        coordinating with the suppliers
on technical issues;

                         (iii)       ensuring that the delivered SPE
complies with the part specification;

                         (iv)        obtaining certification of the
Aircraft with the SPE installed; and

                         (v)         obtaining for Buyer the
supplier's standard warranty for the SPE. SPE is deemed to be BFE for purposes of Exhibit B, the Product Assurance Document, of the Agreement.

3.           Changes.

             After this Letter Agreement is signed, changes to SPE may only be made by and between Boeing and the suppliers. Buyer's contacts with SPE suppliers relating to design (including selection of materials

1910-1
Page 3


and colors), weights, prices or schedules are for informational purposes only. If Buyer wants changes made to any of the above, requests must be made directly to Boeing for negotiating with the supplier.

4.           Proprietary Rights.

             Boeing's obligation to purchase SPE will not impose upon Boeing any obligation to compensate Buyer or any supplier for any proprietary rights Buyer may have in the design of the SPE.

5.           Remedies.

             If Buyer does not comply with the obligations above, Boeing may:

             (i)         delay delivery of the Aircraft;

             (ii)        deliver the Aircraft without installing
the SPE;

             (iii)       substitute a comparable part and
invoice Buyer for the cost;

             (iv)        increase the Aircraft Price by the
amount of Boeing's additional costs attributable to such noncompliance.

6.           Buyer's Indemnification of Boeing.

             Buyer will indemnify and hold harmless Boeing from and against all claims and liabilities, including costs and expenses (including attorneys' fees) incident thereto or incident to successfully establishing the right to indemnification, for injury to or death of any person or persons, including employees of Buyer but not employees of Boeing, or for loss of or damage to any property, including Aircraft, arising out of or in any way connected with any non conformance or defect in any SPE and whether or not arising in tort or occasioned in whole or in part by the negligence of Boeing, whether active, passive or imputed. This indemnity will not

1910-1
Page 4



apply with respect to any non conformance or defect caused solely by Boeing's installation of the SPE.

Very truly yours,

THE BOEING COMPANY

By
   ---------------------

Its   Attorney-In-Fact
   ---------------------

ACCEPTED AND AGREED TO as of this

Date:                , 1996
     ---------------

TRANS WORLD AIRLINES, INC.

By
   ---------------------
Its
   ---------------------

1910-2

Trans World Airlines, Inc.
One City Centre
515 N. Sixth Street
19th Floor
St. Louis, Missouri 63101

Subject:                 Letter Agreement No. 1910-2 to
                         Purchase Agreement No. 1910-
                         Spares Initial Provisioning

This Letter Agreement amends Purchase Agreement No. 1910 dated of even date herewith (the Agreement) between The Boeing Company (Boeing) and Trans World Airlines, Inc. (Buyer) relating to Model 757-231 aircraft.

Reference is also made to Purchase Agreement No. 1771, dated December 15, 1992, between The Boeing Company (Boeing) and International Lease Finance Corporation (Lessor) under which Lessor purchased Boeing Model 757-200 aircraft, including aircraft leased to Buyer. Reference is also made to that certain Aircraft Lease Agreement between Buyer and Lessor, under which Lessor agreed to lease the aircraft to Buyer.

The aircraft purchased direct from Boeing by Buyer and the aircraft leased by Buyer from Lessor are collectively referred to as the Aircraft (the Aircraft).

All terms used herein and in the Purchase Agreement, and not defined herein, will have the same meaning as in the Agreement.

1.           Applicability.

             This letter will apply to initial provisioning for the 757-200 Aircraft covered by the Agreement and under lease by Buyer from Lessor.

2.           Initial Provisioning Meeting.


             Boeing will conduct an initial provisioning meeting (Initial Provisioning Meeting) with Buyer to establish mutually agreeable procedures to accomplish Buyer's initial provisioning of spare parts for the Aircraft. The parties will agree, during the Initial

1910-2
Page 2


Provisioning Meeting on the operational data to be provided by Buyer for Boeing's use in preparing its quantity recommendations for initial provisioning of spare parts for the Aircraft, exclusive of special tools, ground support equipment, engines and engine parts (Provisioning Items). Such operational data to be provided by Buyer will be the data described in Section E of Boeing Manual D6-49090, entitled "Initial Provisioning Implementation Manual, Boeing Model 757, 767, 777, 747-400 and 737-300, -400 and - 500" (Boeing Initial Provisioning
Implementation Manual) which will be furnished to Buyer prior to the Initial Provisioning Meeting. The parties will also agree on the provisioning documentation to be provided by Boeing. Such data will be essentially in accordance with the provisions of Chapter 1 of ATA International Specification 2000, Revision 1, dated April 20, 1989, as described in Boeing Initial Provisioning Implementation Manual D6-49090 (such data will be hereinafter referred to collectively as the "Provisioning Data"). Boeing will provide instruction in the use of the initial provisioning documentation. This instruction will be provided in conjunction with the Initial Provisioning Meeting. In addition, the parties will discuss spares ordering procedures and other matters related to the provisioning for the Aircraft. The time and location for such Initial Provisioning Meeting will be mutually agreed upon between the parties; however, Boeing and Buyer will use their best efforts to convene such meeting within 30 days after execution of the Agreement.

3.           Initial Provisioning Documentation.

             3.1 Provisioning Data. Boeing will furnish Provisioning Data to Buyer on or about March 1, 1996. The Provisioning Data will be as complete as possible and will cover Provisioning Items selected by Boeing for review by Buyer for initial provisioning for the Aircraft. The Provisioning Data will set forth the prices for Provisioning Items which are Boeing Spare
Parts and such prices will be firm and remain in effect until the date or dates set forth in Paragraph 4.1, Boeing Spare Parts, by which orders must be placed with Boeing. Boeing will, from time to time, until a date approximately 90 days following delivery of the last Aircraft or until the delivery configuration of each of the Aircraft is reflected in the Provisioning Data, whichever is later, furnish to Buyer revisions to the Provisioning Data.

             3.2 Provisioning IPC. Boeing will, on or about April 28, 1996, furnish to Buyer a Boeing Illustrated Parts Catalog (IPC), hereinafter referred to as the "Provisioning IPC." The Provisioning IPC

1910-2
Page 3



will be as complete as possible and will cover Provisioning Items selected by Boeing for review by Buyer for initial provisioning for the Aircraft. Boeing will, from time to time, until a date approximately 90 days following delivery of the last Aircraft, or until the delivery configuration of each of the Aircraft is reflected in the Provisioning IPC, whichever is later, furnish to Buyer revisions to the Provisioning IPC.

             3.3         Buyer Furnished Equipment (BFE)
                         Provisioning Data.

                         3.3.1       Boeing's Responsibility.  Boeing
will include BFE end items in the Provisioning Data and Provisioning IPC for BFE installed on Buyer's Aircraft provided such equipment has been installed on other Aircraft by Boeing and Boeing has data on the BFE.

                         3.3.2       Buyer's Responsibility.  Buyer
will be responsible for ensuring BFE data is provided to Boeing by the BFE supplier in a format acceptable to Boeing for BFE not covered by 3.3.1 above. If the data is not provided to Boeing in a timely manner and in a format acceptable to Boeing, such BFE equipment will not be included in Boeing's Provisioning Data or IPC.

             3.4         Other Data.  Boeing will submit to
Buyer listings of Raw Materials, Standard Parts and Bulk Materials to be used by Buyer in the maintenance and repair of the Aircraft.

4.           Purchase from Boeing of Spare Parts as Initial
             Provisioning for the Aircraft.

             4.1 Boeing Spare Parts. Buyer will place orders, as required, for Provisioning Items by May 15, 1996; provided, however, that in those instances where Boeing submits any revision to the Provisioning Data, Buyer will place orders for Boeing Spare Parts covered by such revision within 60 days following the date of such submittal. At Buyer's request, Boeing will process "controlled shipments" by shipping full or partial quantities of an order on a schedule specified by Buyer, provided the final shipment is made no later than 24 months after receipt of the order.

             4.2 Vendor Provisioning Items. Buyer may place orders with Boeing for Provisioning Items which are manufactured by vendors or to their detailed design and are covered by the Provisioning Data as initial provisioning for the Aircraft. The price to Buyer for any such vendor Provisioning Item will be 112% of the vendor's quoted price to Boeing therefor. If Buyer elects to purchase such vendor Provisioning Items from

1910-2
Page 4



Boeing, Buyer will place its orders therefor in accordance with the provisions of Paragraph 4.1, Boeing Spare Parts.

             4.3 Ground Support Equipment and Special Tools. Buyer may place orders with Boeing for ground support equipment (GSE) and special tools manufactured by vendors which Buyer determines it will initially require for maintenance, overhaul and servicing of the Aircraft and/or engines. The price to Buyer for such GSE or special tools will be one hundred twelve percent (112%) of the vendor's quoted price to Boeing therefor. If Buyer elects to purchase such GSE and special tools from Boeing, Buyer will place its orders therefor by the date set forth in Paragraph 4.1, Boeing Spare Parts or such later date as the parties may mutually agree.

             4.4 Spare Engines and Engine Spare Parts. Buyer may place orders with Boeing for spare engines and/or engine spare parts which Buyer determines it will initially require for support of the Aircraft or for maintenance and overhaul of the engines. The price to Buyer for such spare engines or such engine spare parts, will be 105% of the engine manufacturer's quoted price to Boeing for the engine, and 112% of the engine manufacturer's quoted price to Boeing for the engine spare parts. If Buyer elects to purchase such spare engines or engine spare parts through Boeing, Buyer will place its orders on a date to be mutually agreed upon during the Initial Provisioning Meeting.

             4.5 QEC Kits. Boeing will, on or about March 15, 1996, furnish to Buyer a listing of all components which could be included in the Quick Engine Change (QEC) kits which may be purchased by Buyer from Boeing. Buyer agrees to review such listing and indicate by marking on one copy of such listing those components that Buyer desires included in its QEC kits. Buyer will return such marked copy to Boeing within 30 days after Buyer's receipt of such listing. Within 30 days after Boeing's receipt of such marked copy, Boeing will republish such listing to reflect only those components selected by Buyer and will provide copies of such republished listing to Buyer. Boeing will from time to time furnish revisions to such republished listing until a date approximately 90 days after delivery of the last QEC kit ordered by Buyer for the Aircraft. Boeing will furnish to Buyer as soon as practicable a statement setting forth a firm price for the QEC kit configuration selected by Buyer. Buyer agrees to place orders with Boeing for QEC kits by a minimum of sixty days prior to the date the QEC kits are required on dock by Buyer.

             4.6 Payment for Provisioning Items. The

1910-2
Page 5



payment provisions of the General Terms Agreement between Boeing and Buyer will be applicable to Provisioning Items ordered by Buyer from Boeing for the Aircraft.

5.           Delivery.

             Boeing will, insofar as reasonably possible, deliver to Buyer the Spare Parts ordered by Buyer in accordance with the provisions of this letter on dates reasonably calculated to conform to Buyer's anticipated needs in view of the scheduled deliveries of the Aircraft. Buyer and Boeing will agree upon the date to begin delivery of the Provisioning Spare Parts ordered in accordance with this letter. Where appropriate, Boeing will arrange for shipment of such Spare Parts, which are manufactured by vendors, directly to Buyer from the applicable vendor's facility. The routing and method of shipment for initial deliveries and all subsequent deliveries of such Spare Parts will be as mutually agreed between Boeing and Buyer.

6.           Substitution for Obsolete Spare Parts.

             6.1 Obligation to Substitute. In the event that, prior to delivery of the first Aircraft pursuant to the Agreement, any Spare Part purchased by Buyer from Boeing in accordance with this letter is rendered obsolete or unusable due to the redesign of the Aircraft or of any accessory, equipment or part therefor, (other than a redesign at Buyer's request), Boeing will deliver to Buyer new and usable Spare Parts in substitution for such obsolete or unusable Spare Parts and Buyer will return the obsolete or unusable Spare Parts to Boeing. Boeing will credit Buyer's account with Boeing with the price paid by Buyer for any such obsolete or unusable Spare Part and will invoice Buyer for the purchase price of any such substitute Spare Part delivered to Buyer.

             6.2 Delivery of Obsolete Spare Parts and Substitutes Therefor. Obsolete or unusable Spare Parts returned by Buyer pursuant to this Item will be delivered to Boeing at its Seattle Distribution Center, or such other destination as Boeing may reasonably designate. Spare Parts substituted for such returned obsolete or unusable Spare Parts will be delivered to Buyer at Boeing's Seattle Distribution Center, or such other Boeing shipping point as Boeing may reasonably designate. Boeing will pay the freight charges for the shipment from Buyer to Boeing of any such obsolete or unusable Spare Part and for the shipment from Boeing to Buyer of any such substitute Spare Part.

7.           Repurchase of Provisioning Items.

1910-2
Page 6



             7.1 Obligation to Repurchase. During a period commencing 1 year after delivery of the first Aircraft under the Agreement, and ending 5 years after such delivery, Boeing will, upon receipt of Buyer's written request and subject to the exceptions in Paragraph 7.2, Exceptions, repurchase unused and undamaged Provisioning Items which (i) were recommended by Boeing in the Provisioning Data as initial provisioning for the Aircraft, (ii) were purchased by Buyer from Boeing, and (iii) are surplus to Buyer's needs.

             7.2 Exceptions. Boeing will not be obligated under Paragraph 7.1, Obligation to Repurchase, to repurchase any of the following: (i) quantities of Provisioning Items in excess of those quantities recommended by Boeing in the Provisioning Data for the Aircraft, (ii) QEC Kits, Bulk Material Kits, Raw Material Kits, Service Bulletin Kits, Standards Kits and components thereof (except those components listed separately in the Provisioning Data), (iii) Provisioning Items for which an Order was received by Boeing more than 5 months after delivery of the last Aircraft, (iv) Provisioning Items which have become obsolete or have been replaced by other Provisioning Items as a result of (a) Buyer's modification of the Aircraft or (b) design improvements by Boeing or the vendor (other than Provisioning Items which have become obsolete because of a defect in design if such defect has not been remedied by an offer by Boeing or the vendor to provide no charge retrofit kits or replacement parts which correct such defect), and (v) Provisioning Items which become excess as a result of a change in Buyer's operating parameters, provided to Boeing pursuant to the Initial Provisioning meeting in Paragraph 2, which were the basis of Boeing's initial provisioning recommendations for the Aircraft.

             7.3 Notification and Format. Buyer will notify Boeing, in writing, when Buyer desires to return Provisioning Items which Buyer's review indicates are eligible for repurchase by Boeing under the provisions of this Repurchase of Provisioning Items paragraph. Buyer's notification will include a detailed summary, in part number sequence, of the Provisioning Items Buyer desires to return. Such summary will be in the form of listings, tapes, diskettes or other media as may be mutually agreed between Boeing and Buyer, and will include part number, nomenclature, purchase order number, purchase order date and quantity to be returned. Within 5 business days after receipt of Buyer's notification, Boeing will advise Buyer, in writing, when Boeing's review of such summary will be completed.

1910-2
Page 7



             7.4 Review and Acceptance by Boeing. Upon completion of Boeing's review of any detailed summary submitted by Buyer pursuant to Paragraph 7.3, Boeing will issue to Buyer a Material Return Authorization (MRA) for those Provisioning Items Boeing agrees are eligible for repurchase in accordance with this Repurchase of Provisioning Items paragraph. Boeing will advise Buyer of the reason that any spare part included in Buyer's detailed summary is not eligible for return. Boeing's MRA will state the date by which Provisioning Items listed in the MRA must be redelivered to Boeing and Buyer will arrange for shipment of such Provisioning Items accordingly.

             7.5 Price and Payment. The price of each Provisioning Item repurchased by Boeing pursuant to this Repurchase of Provisioning Items paragraph will be an amount equal to 100% of the original invoice price thereof. In the case of Provisioning Items manufactured by a vendor which were purchased pursuant to Paragraph 4, Purchase from Boeing of Spare Parts as Initial Provisioning for the Aircraft, hereof the repurchase price will not include Boeing's 12% handling charge. Boeing will pay the repurchase price by issuing a credit memorandum in favor of Buyer which may be applied against amounts due Boeing for the purchase of aircraft, Spare Parts, services or data.

             7.6 Delivery of Provisioning Items. Provisioning Items repurchased by Boeing pursuant to this Repurchase of Provisioning Items paragraph will be delivered to Boeing F.O.B. at its Seattle Distribution Center, or such other destination as Boeing may reasonably designate. Buyer will pay the freight charges for the shipment from Buyer to Boeing of any such Provisioning Items.

8.           Obsolete Spare Parts and Surplus Provisioning
             Items - Title and Risk of Loss.

             Title to and risk of loss of any obsolete or unusable Spare Parts returned to Boeing pursuant to Paragraph 6, Substitution for Obsolete Spare Parts, will pass to Boeing upon delivery thereof to Boeing. Title to and risk of loss of any Spare Part substituted for an obsolete or unusable Spare Part pursuant to Paragraph 6, Substitution for Obsolete Spare Parts, will pass to Buyer upon delivery thereof to Buyer. Title to and risk of loss of any Provisioning Item repurchased by Boeing pursuant to Paragraph 7, Repurchase of Provisioning Items, will pass to Boeing upon delivery thereof to Boeing. With respect to the obsolete or unusable Spare Parts which may be returned to Boeing and the Spare Parts substituted therefore, pursuant to Paragraph 6, and the Provisioning Items

1910-2
Page 8



which may be repurchased by Boeing, pursuant to Paragraph 7, the party which has risk of loss of any such Spare Part or Provisioning Item will have the responsibility of providing any insurance coverage for it desired by such party.

9.           Supplier Support.

             Boeing has entered, or anticipates entering, into product support agreements with suppliers (Boeing Suppliers) of major system components manufactured by such Suppliers to be installed on the Aircraft (Supplier Components). Such product support agreements commit, or are expected to commit, the Boeing Suppliers to provide to Boeing's Buyers and/or the Buyer's designees support services with respect to the Supplier Components which can be reasonably expected to be required during the course of normal operation. This support includes but is not limited to shelf-stock of certain spare parts, emergency spare parts, timely delivery of spare parts, and technical data related to the Supplier Components. Copies of such product support agreements will be provided to Buyer on or about March 1, 1996, in Boeing Document D6-56115, Volumes 1 and
2. In the event Buyer has used due diligence in attempting to resolve any difficulty arising in normal business transactions between Buyer and a Boeing Supplier with respect to product support for a Supplier Component manufactured by such Supplier and if such difficulty remains unresolved, Boeing will, if requested by Buyer, assist Buyer in resolving such difficulty. Assistance will be provided by the Spares Supplier Support and Data Management Organization within the Boeing Buyer Services Division.

             In the event of termination of the Agreement with respect to any Aircraft

             (i)         pursuant to Article 6.2 of the
Agreement, or

             (ii)        pursuant to Article 6.3 of the
Agreement

such termination will, if Buyer so requests by written notice received by Boeing within 15 days after such termination, also discharge and terminate all obligations and liabilities of the parties as to any

1910-2
Page 9


Spare Parts which Buyer had ordered pursuant to the Provisions of this letter as initial provisioning for such Aircraft and which are undelivered on the date Boeing receives such written notice.

Very truly yours,

THE BOEING COMPANY

By
   -----------------------------------

Its     Attorney-In-Fact
   -----------------------------------

ACCEPTED AND AGREED TO this

Date:                    , 1996
      ------------------

TRANS WORLD AIRLINES, INC.

By
   -----------------------------------
Its
   -----------------------------------

6-1162-RLL-1734


Trans World Airlines, Inc.
One City Centre
515 N. Sixth Street
19th Floor
St. Louis, Missouri 63101


Subject:     Letter Agreement No. 6-1162-RLL-1734 to
             Purchase Agreement No. 1910 -
             Aircraft Performance Guarantees


This Letter Agreement amends Purchase Agreement No. 1910 (the Agreement) between The Boeing Company (Boeing) and Trans World Airlines, Inc. (Buyer) relating to the Model 757-231 aircraft (the Aircraft).

All terms used herein and in the Agreement, and not defined herein will have the same meaning as in the Agreement.

1. AIRCRAFT PERFORMANCE GUARANTEES. The only performance guarantees applicable to the Aircraft are those set forth in Attachment hereto. Such guarantees are exclusive and will expire upon delivery of the Aircraft to Buyer.

2. CONFIDENTIAL TREATMENT. Buyer understands that certain commercial and financial information contained in this Letter Agreement including any attachments hereto is considered by Boeing as confidential. Buyer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information

6-1162-RLL-1734
page 2

contained herein to any other person or entity except as provided in Letter Agreement 6-1162-RLL-1736.


Very truly yours,

THE BOEING COMPANY



By
   -----------------------
Its  Attorney-In-Fact
    ----------------------

ACCEPTED AND AGREED TO this

Date:                    , 1996
      -------------------

Trans World Airlines, Inc.



By
   -----------------------

Its
    ----------------------

Attachment

Attachment to Letter Agreement
No. 6-1162-RLL-1734
Page 1


        MODEL 757-231 PERFORMANCE GUARANTEES

       SECTION        CONTENTS
       -------        --------

          1         AIRCRAFT MODEL APPLICABILITY

          2         FLIGHT PERFORMANCE

          3         MANUFACTURER'S EMPTY WEIGHT

          4         AIRCRAFT CONFIGURATION

          5         GUARANTEE CONDITIONS

          6         GUARANTEE COMPLIANCE

          7         EXCLUSIVE GUARANTEES

Attachment to Letter Agreement
No. 6-1162-RLL-1734
Page 2

1         AIRCRAFT MODEL APPLICABILITY

          The guarantees contained in this Attachment (the "Performance Guarantees") are applicable to the 757-231 Aircraft with a maximum takeoff weight of 235,000 pounds and equipped with Boeing furnished PW2037 engines.

2         FLIGHT PERFORMANCE

2.1       TAKEOFF

          The FAA approved takeoff field length at a gross weight at the start of the ground roll of 235,000 pounds, at a temperature of 87 degrees F, at a sea level altitude and using maximum takeoff thrust, shall not be more than the following guarantee value:

                    GUARANTEE:     7,250 Feet

2.2       LANDING

          The FAA approved landing field length at a gross weight of 198,000 pounds and at a sea level altitude, shall not be more than the following guarantee value:

                    GUARANTEE:     4,820 Feet

2.3       CRUISE FUEL MILEAGE

          The cruise fuel mileage at a gross weight of 200,000 pounds on a standard day, at an altitude of 35,000 feet, at 0.80 Mach number and using not more than maximum cruise thrust, shall not be less than the following guarantee value:

                    NOMINAL:       0.0650 Nautical Miles/Pound
                    TOLERANCE:    -0.0013 Nautical Miles/Pound
                    GUARANTEE:     0.0637 Nautical Miles/Pound

Attachment to Letter Agreement
No. 6-1162-RLL-1734
Page 3

3         MANUFACTURER'S EMPTY WEIGHT

          The Manufacturer's Empty Weight (MEW) is guaranteed not to exceed the value in Section 3-60-00 of Detail Specification D6-44010-96 plus one percent.

4         AIRCRAFT CONFIGURATION

4.1 The guarantees contained in this Attachment are based on the Aircraft configuration as defined in the original release of Detail Specification D6-44010-96 (hereinafter referred to as the Detail Specification). Appropriate adjustment shall be made for changes in such Detail Specification approved by the Buyer and Boeing or otherwise allowed by the Purchase Agreement which cause changes to the flight performance, and/or weight and balance of the Aircraft. Such adjustment shall be accounted for by Boeing in its evidence of compliance with the guarantees.

4.2 The Manufacturer's Empty Weight guarantee of Section 3 will be adjusted by Boeing for the following in its evidence of compliance with the guarantees:

          (1) Changes to the Detail Specification including Change Requests, Master Changes, Change Orders or any other changes mutually agreed upon between the Buyer and Boeing or otherwise allowed by the Purchase Agreement.

          (2) The difference between the component weight allowances given in Appendix IV of the Detail Specification and the actual weights.

5         GUARANTEE CONDITIONS

5.1 All guaranteed performance data are based on the ICAO International Standard Atmosphere (ISA) and specified variations therefrom; altitudes are pressure altitudes.

5.2 The FAA Regulations (FAR) referred to in this Attachment are, unless otherwise specified, the 757-200 Certification Basis regulations specified

Attachment to Letter Agreement
No. 6-1162-RLL-1734
Page 4

          in the Type Certificate Data Sheet A2NM, Revision 3, dated December 30, 1986.

5.3 In the event a change is made to any law, governmental regulation or requirement, or in the interpretation of any such law, governmental regulation or requirement that affects the certification basis for the Aircraft as described in Paragraph 5.2, and as a result thereof, a change is made to the configuration and/or the performance of the Aircraft in order to obtain certification, the guarantees set forth in this Attachment shall be appropriately modified to reflect any such change.

5.4 The takeoff and landing guarantees are based on hard surface, level and dry runways with no wind or obstacle, no clearway or stopway, 225 mph tires, and with anti-skid operative unless otherwise specified. The takeoff performance is based on no engine bleed for air conditioning or thermal anti-icing and the Auxiliary Power Unit
          (APU) turned off unless otherwise specified. The improved climb performance procedure will be used for takeoff as required. The landing performance is based on the use of automatic spoilers.

5.5 The cruise fuel mileage guarantee includes allowances for normal power extraction and engine bleed for normal operation of the air conditioning system. Normal electrical power extraction shall be defined as not less than a 110 kilowatts total electrical load. Normal operation of the air conditioning system shall be defined as pack switches in the "Auto" position, the temperature control switches in the "Auto" position that results in a nominal cabin temperature of 75 degrees F, and all air conditioning systems operating normally. This operation allows a maximum cabin pressure differential of 8.6 pounds per square inch at higher altitudes, with a nominal Aircraft cabin ventilation rate of 3,680 cubic feet per minute including passenger cabin recirculation (nominal recirculation is 55 percent). The APU is turned off unless otherwise specified.

Attachment to Letter Agreement
No. 6-1162-RLL-1734
Page 5

5.6 The cruise fuel mileage guarantee is based on an Aircraft center of gravity location of 26 percent of the mean aerodynamic chord, and on a fuel Lower Heating Value (LHV) of 18,580 BTU per pound.

6         GUARANTEE COMPLIANCE

6.1 compliance with the guarantees of Sections 2 and 3 shall be based on the conditions specified in those sections, the Aircraft configuration of Section 4 and the guarantee conditions of Section 5.

6.2 Compliance with the takeoff and landing guarantees shall be based on the FAA approved Airplane Flight Manual for the Model 757-200.

6.3 Compliance with the cruise fuel mileage guarantee shall be established by calculations based on flight test data obtained from an aircraft in a configuration similar to that defined by the Detail Specification.

6.4 The data derived from tests shall be adjusted as required by conventional methods of correction, interpolation or extrapolation in accordance with established engineering practices to show compliance with these guarantees.

6.5 Compliance with the Manufacturer's Empty Weight guarantee shall be based on information in the "Weight and Balance Control and Loading Manual - Aircraft Report."

6.6 Compliance shall be based on the performance of the airframe and engines in combination, and shall not be contingent on the engine meeting its manufacturer's performance specification.

7         EXCLUSIVE GUARANTEES

          The only performance guarantees applicable to the Aircraft are those set forth in this Attachment.

6-1162-RLL-1735
Page 1



Trans World Airlines, Inc.
One City Centre
515 N. Sixth Street
19th Floor
St. Louis, Missouri 63101


Subject:     Letter Agreement No. 6-1162-RLL-1735 to
             Purchase Agreement No. 1910 -
             Promotion Support


This Letter Agreement amends Purchase Agreement No. 1910 dated as of even date herewith (the Agreement) between The Boeing Company (Boeing) and Trans World Airlines, Inc. (Buyer) relating to Model 757-231 aircraft (the Aircraft).

All terms used herein and in the Agreement, and not defined herein, will have the same meaning as in the Agreement.

1.           PLANNING MEETING.

             Boeing will assist Buyer in the introduction of the Aircraft by providing to Buyer certain promotion support. Promptly after execution of the Agreement and before any funds are disbursed, a Boeing Airline Promotion representative will meet with Buyer's designated representatives to discuss the extent, selection, scheduling, and disbursement process for the promotion support to be provided.

2.           SUPPORT LEVEL.

             Boeing will make available to Buyer [
                                     ] for Buyer's marketing communications
programs. Programs include marketing research; tourism development; corporate identity; direct marketing; video tape, film or still photography requirements; planning, design and production of collateral materials; management of promotion programs; and advertising campaigns.

6-1162-RLL-1735
Page 2

Boeing's obligation to provide the support will commence at the time the purchase of the Aircraft becomes firm (not subject to cancellation by either party) and will terminate 2 years from the date the first Aircraft is delivered to Buyer. There will be no cash payments or other support in lieu thereof.

3.           ADDITIONAL SUPPORT.

             Additional promotional support may be provided by Boeing subject to the parties reaching mutual agreement as to the type of services, timing and price.

4. CONFIDENTIAL TREATMENT. Buyer understands that certain commercial and financial information contained in this Letter Agreement including any attachments hereto is considered by Boeing as confidential. Buyer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity except as provided in Letter Agreement 6-1162-RLL-1736.

Very truly yours,

THE BOEING COMPANY



By
   ----------------------------

Its     Attorney-In-Fact
    ---------------------------

ACCEPTED AND AGREED TO this

Date:                    , 1996
      -------------------

TRANS WORLD AIRLINES, INC.



By
   ----------------------------

Its
    ---------------------------

6-1162-RLL-1736


Trans World Airlines, Inc.
One City Centre
515 N. Sixth Street
19th Floor
St. Louis, Missouri 63101


Subject:    Letter Agreement No. 1736 to
            Purchase Agreement No. 1910 -
            Disclosure of Confidential Information


This Letter Agreement amends Purchase Agreement No. 1910 dated as of even date herewith (the Agreement) between The Boeing Company (Boeing) and Trans World Airlines Inc. (Buyer) relating to Model 757-231 aircraft (the Aircraft).

All terms used herein and in the Agreement, and not defined herein, will have the same meaning as in the Agreement.

1. Buyer understands that certain commercial and financial information contained in the documents listed below (Confidential Documents) is considered by Boeing as confidential.

2. Buyer agrees that it will treat the Confidential Documents and the information contained therein as confidential and will not, without the prior written consent of Boeing, disclose such Confidential Documents or any information contained therein to any other person or entity except as may be required by (i) applicable law or governmental regulations, or (ii) for financing the Aircraft in accordance with the provisions of Article 10 of the Agreement.

3. In connection with any such disclosure or filing of the Confidential Documents, or the information contained therein pursuant to any such applicable law or governmental regulation, Buyer will request and use its best reasonable efforts to obtain confidential treatment of such Confidential Documents

6-1162-RLL-1736
Page 2


and the information contained therein. Boeing agrees to cooperate with Buyer in making and supporting its request for confidential treatment.



          Schedule of Confidential Documents
          ----------------------------------

 1.  Letter Agreement No. 6-1162-RLL-1734

 2.  Letter Agreement No. 6-1162-RLL-1735

 3.  Letter Agreement No. 6-1162-RLL-1737

 4.  Letter Agreement No. 6-1162-RLL-1738

 5.  Letter Agreement No. 6-1162-RLL-1739

 6.  Letter Agreement No. 6-1162-RLL-1740

 7.  Letter Agreement No. 6-1162-RLL-1741

 8.  Letter Agreement No. 6-1162-RLL-1742

 9.  Letter Agreement No. 6-1162-RLL-1743

10.  Letter Agreement No. 6-1162-RLL-1746

Very truly yours,

THE BOEING COMPANY



By
   -------------------------------

Its    Attorney-In-Fact
    ------------------------------

ACCEPTED AND AGREED TO this

Date:                    , 1996
     -------------------

TRANS WORLD AIRLINES, INC.



By
   -------------------------------

Its
    ------------------------------

6-1162-RLL-1737


Trans World Airlines, Inc.
One City Centre
515 N. Sixth Street
19th Floor
St. Louis, Missouri 63101

Subject:     Letter Agreement No. 6-1162-RLL-1737 to
             Purchase Agreement No. 1910 -
             Advance Payments


Gentlemen:

Reference is made to Purchase Agreement No. 1910 dated as of even date herewith (the Purchase Agreement) between The Boeing Company (Boeing) and Trans World
Airlines, Inc. (Buyer) relating to Model 757-231 aircraft (the Aircraft).

All terms used and not defined herein, shall have the same meaning as in the Agreement.

Notwithstanding the Advance Payment Schedule set forth in Article 5.1 of the Purchase Agreement, Boeing and Buyer hereby agree to an alternate schedule for such advance payments as follows:

1.       ADVANCE PAYMENT SCHEDULE.

         1.1 Buyer may pay to Boeing advance payments for each Aircraft on the dates indicated in the schedule set forth in Attachment A hereto. For those payments expressed as a percentage the amount of the payment shall be equal to the product of (i) the percentages indicated in said schedule and (ii) the Advance Payment Base Price of such Aircraft adjusted as of the date the advance payment is due Boeing due to Change Order; provided that Buyer compensates Boeing in accordance with subparagraph 1.2 of this Letter Agreement.

6-1162-RLL-1737
Page  2



1.2 In the event Buyer elects to follow the advance payment schedule set forth in Attachment A, Buyer agrees to pay to Boeing interest on the difference between the amounts and payment dates determined in accordance with Article 5.1 and those set forth in subparagraph 1.1 of this Letter Agreement.[



                                ]. Such interest will be payable on the first
day of each calendar quarter during the term of the deferral and on the day of delivery of the Aircraft. The interest rate for calculation of such interest is
the rate of [                                       ] the Citibank base rate in
effect from time to time during the period such interest is incurred.

2.       [





                   ]

3.       APPLICABILITY TO OPTION AIRCRAFT.

         The provisions of this Letter Agreement shall be applicable in their entirety to the purchase by Buyer of any Option Aircraft, Rollover Option Aircraft offered by Boeing to Buyer by Letter Agreement 6-1162-RLL-1741.

4.       CONDITIONS PRECEDENT.

         Letter Agreement No. 6-1162-RLL-1737 will become effective upon its execution and the execution of the Consent of Assignment Agreement No. 6-1162-RLL-1745.

6-1162-RLL-1737
Page  3


5. CONFIDENTIAL TREATMENT. Buyer understands that certain commercial and financial information contained in this Letter Agreement including any attachments hereto is considered by Boeing as confidential. Buyer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity except as provided in Letter Agreement 6-1162-RLL-1736.

Very truly yours,

THE BOEING COMPANY



By
   --------------------------

Its  Attorney-In-Fact
    -------------------------


ACCEPTED AND AGREED TO this
                            ------

day of                    , 1996
       -------------------

TRANS WORLD AIRLINES, INC.



By
   --------------------------

Its
    -------------------------

Attachment

Attachment A to
6-1162-RLL-1737

                                              Amount Due per
Aircraft
                                              (Percentage of
Due Date of Payment                        Advance Payment Base
- -------------------                        --------------------
Price)
- ------

Upon execution of the                             [      ]
the Agreement

18 months prior to the first                      [      ]
day of the scheduled delivery
month of the aircraft

12 months prior to the first                      [      ]
day of the scheduled delivery
month of the aircraft

9 months prior to the first                       [      ]
day of the scheduled delivery
month of the aircraft

6 months prior to the first                       [      ]
day of the scheduled delivery
month of the aircraft

             Total                                [      ]

6-1162-RLL-1738


Trans World Airlines, Inc.
One City Centre
515 N. Sixth Street
19th Floor
St. Louis, Missouri 63101


Subject:     Letter Agreement No. 6-1162-RLL-1738 to
             Purchase Agreement No. 1910 -
             Certain Contractual Matters


Gentlemen:

This Letter Agreement amends Purchase Agreement No. 1910 dated as of even date herewith (the Agreement) between The Boeing Company (Boeing) and Trans World Airlines, Inc. (Buyer) relating to Model 757-231 (the Aircraft) and to Letter Agreement 6-1162-RLL-1741, dated even date herewith, entitled "Option Aircraft," relating to the sale by Boeing and purchase by Buyer of ten (10) additional Model 757-231 aircraft (the Option Aircraft) and ten (10) Rolling Option Aircraft.

All terms used herein and in the Agreement, and not defined herein, will have the same meaning as in the Agreement.

1.     CREDIT MEMORANDUM - AIRFRAME.

1.1 In consideration of Buyer's purchase of the Aircraft, Boeing will issue to Buyer at the time of delivery of each Aircraft, a credit memorandum which may be used by Buyer for the purchase of Boeing goods and services or applied to the final delivery payment for the Aircraft for which the credit was issued. The amount of the credit memorandum applicable to each Aircraft will be [


                                                      ]

2.     CREDIT MEMORANDUM - AIRFRAME -

                  OPTION AIRCRAFT AND ROLLOVER OPTION
AIRCRAFT.

6-1162-RLL-1738
Page  2



2.1 COMMITMENT ENHANCEMENT - QUANTITY PURCHASE OF AIRCRAFT. For all Aircraft placed on firm order by Buyer on or prior to December 31, 2001 and deliver to Buyer on or before June 30, 2003, Boeing will enhance its credit memorandum offer in accordance with paragraph 1 above as follows:

       For the fifteenth and subsequent Aircraft placed
       on firm order, the credit memorandum percentage
       will be increased to [                      ]

       For the twentieth and subsequent Aircraft placed
       on firm order, the credit memorandum percentage
       will be increased to [                     ]

       For the twenty-fifth and subsequent Aircraft placed on firm order, the credit memorandum percentage will be increased to [
                       ]

       For the thirtieth Aircraft placed on firm order,
       the credit memorandum percentage will be
       increased to [                       ]



2.2 The difference in the increased credit memorandum percentage over the original or increased credit memorandum identified in paragraphs 1.1 and 2.1
above will be [                 ] and payable [                 ] upon the
execution of the definitive agreement and payment by Buyer of the eighteen month payment as specified in Letter Agreement No. 6-1162-RLL-1737 for the Aircraft
identified in paragraphs 1.1 and 2.1 above. Such payment [                 ]
will be made to Buyer in immediately available funds from Boeing.

2.3 Undelivered Aircraft will, at the time of delivery, receive the appropriate credit memorandum amount calculated on the higher percentage as described in paragraph 2.1 above for such undelivered Aircraft subject to execution of the definitive agreement and payment by Buyer of the eighteen month payment as specified in Letter Agreement No. 6-1162-RLL-1737 for the Aircraft identified in paragraphs 1.1 and 2.1 above. Boeing and Buyer agree that the agreement as contained herein will apply only to Aircraft delivering on or before June 30, 2003.

3.     RETROACTIVE READJUSTMENT.

6-1162-RLL-1738
Page  3



       If Buyer fails to take delivery of, or the contract is terminated for the cumulative number of Aircraft which triggered that enhanced credit memorandum as described in Paragraph 2.1 above, the enhanced credit memorandum previously provided to Buyer as a result of the firm order of such Aircraft in excess of that amount which would have been provided pursuant to 2.1, 2.2, and 2.3 will be immediately returned to Boeing.

4.     RIGHTS TO OTHER BOEING MODEL AIRCRAFT.

       In the event Buyer elects to purchase other Boeing model aircraft, Buyer will be eligible for the commitment enhancement as described in paragraph 2 above if Buyer places on firm order other Boeing aircraft of equal dollar value by December 31, 2001 for delivery on or before June 30, 2003. The equal dollar value will be determined by (i) computing the price of other Boeing model aircraft in 1995 year dollars with the price of the Aircraft in 1995 year dollars and (ii) converting the Aircraft with other Boeing model Aircraft in a dollar for dollar basis based upon (i) above.

       The commitment enhancement will be applied retroactively for the Aircraft already delivered or for Aircraft to be delivered under the conditions as outlined in paragraph 2 above.

5.     DELIVERY FLEXIBILITY.

5.1 Buyer can request to accelerate the delivery positions of the Aircraft. Boeing's offer of such acceleration for the Aircraft is contingent on Boeing's

6-1162-RLL-1738
Page  4


then current production capabilities and other commitments permitting such requested acceleration.

5.2 Upon Buyer and Boeing identifying the Option Aircraft delivery positions as described in Letter Agreement No. 6-1162-RLL-1741, Buyer can request to accelerate the delivery positions of the Option Aircraft. Boeing's offer of such acceleration for the Option Aircraft is contingent on Boeing's then current production capabilities and other commitments permitting such requested acceleration.

6.     CONFIDENTIAL TREATMENT.

       Buyer understands that certain commercial and financial information contained in this Letter Agreement are considered by Boeing as confidential. Buyer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity, except as provided in Letter Agreement 6-1162-RLL-1736.




Very truly yours,

THE BOEING COMPANY



By ________________________________

Its _______________________________


ACCEPTED AND AGREED TO as of this

date: ______________, 1996

TRANS WORLD AIRLINES, INC.



By _______________________________

Its ______________________________

6-1162-RLL-1739


Trans World Airlines, Inc.
One City Centre
515 N. Sixth Street
19th Floor
St. Louis, Missouri 63101


Subject:     Letter Agreement No. 6-1162-RLL-1739 to
             Purchase Agreement No. 1745 -
             Customer Support Matters


Gentlemen:

This Letter Agreement amends Purchase Agreement No. 1910 dated as of even date herewith (the Agreement) between The Boeing Company (Boeing) and Trans World Airlines, Inc. (Buyer) relating to Model 757-231 aircraft (the Aircraft).

All terms used herein and in the Agreement, and not defined herein, will have the same meaning as in the Agreement.

1.     757-200 Door Trainers.
       ----------------------

       In consideration of Buyer's purchase of the Aircraft, Boeing will reimburse Buyer's door trainer manufacturer in an amount [

                      ].   Boeing's offer to Buyer is accepted by Buyer with
the express understanding that Buyer waives its right to the training entitlement assigned to Buyer from International Lease Finance Corporation's Purchase Agreement No 1771, Exhibit C-1, Part C, paragraphs 3.1 and 7 for flight crew training for two classes up to 4 cockpit crews in each class and for ferry assistance. Buyer will provide Boeing with the invoices for such door trainers and Boeing will reimburse the door trainer manufacturer directly.

2.     Data for 757-200 Door Trainers.
       -------------------------------

       In further consideration of Buyer's purchase of the Aircraft, Boeing will
issue an offsetting credit memorandum [                      ] for aperture
cards required for Buyer's selected 757-200 Door Trainer manufacturer.

6-1162-RLL-1739
Page 2

3.     Standard Computerized Airplane Performance Data.
       ------------------------------------------------

       Boeing will provide [                   ] standard computerized airplane
performance (SCAP) data for Buyer's 747-200 aircraft with -7J engines.

4.     Confidential Treatment.
       -----------------------

       Buyer understands that certain commercial and financial information contained in this Letter Agreement hereto are considered by Boeing as confidential. Buyer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity, except as provided in Letter Agreement 6-1162-RLL-1736.

If the foregoing correctly sets forth your understanding of our agreement with respect to the matters treated above, please indicate your acceptance and approval below.


Very truly yours,

THE BOEING COMPANY



By _____________________________

Its ____________________________


ACCEPTED AND AGREED TO as of this

date: ____________, 1996

TRANS WORLD AIRLINES, INC.



By ____________________________

Its ___________________________

6-1162-RLL-1740


Trans World Airlines, Inc.
One City Centre
515 N. Sixth Street
19th Floor
St. Louis, Missouri 63101

Subject:     Letter Agreement No. 6-1162-RLL-1740 to
             Purchase Agreement No. 1910 -
             Escalation Sharing


This Letter Agreement amends Purchase Agreement
No. 1910 dated as of even date herewith (the Agreement) between The Boeing Company (Boeing) and Trans World
Airlines, Inc. (Buyer) relating to Model 757-231 aircraft.

All terms used herein and in the Agreement, and not defined herein, will have the same meaning as in the Agreement.

1.     COMMITMENT.

       Boeing agrees to share one-half of the escalation up to a maximum of 3 percent per year in each of the years 1997 and 1998, as more fully described in paragraph 2 below, for any of Buyer's aircraft which are scheduled to deliver after December 31, 1996. For the purpose of this Letter Agreement such aircraft are referred to as "Eligible Aircraft."

All escalation calculations under this Letter Agreement will be made in accordance with Exhibit D to the Agreement entitled "Price Adjustment Due to Economic Fluctuations - Airframe Price Adjustment" (hereinafter referred to as "Exhibit D"), using actual escalation indices published for the applicable period.

6-1162-RLL-1740
Page 2



2.     ESCALATION CREDIT MEMO.

       2.1    CALCULATION - ELIGIBLE AIRCRAFT
              DELIVERING IN 1997.

              At the time of delivery of each Eligible Aircraft delivering in 1997, Boeing will issue to Buyer a credit memorandum (the 1997 Credit Memorandum) which shall be applied to the Purchase Price of such Aircraft. The 1997 Credit Memorandum shall be calculated as follows:

       One-half of the difference between the airframe and special features escalation calculated for a December 1996 aircraft delivery position, and the escalation calculated for the month of delivery of the 1997 Eligible Aircraft;

       provided however,

       The maximum amount of the 1997 Credit Memorandum shall not exceed 3 percent pursuant to the following calculation:

              At the time of the delivery of the 1997 Eligible Aircraft, the Base Airframe Price and Special Features prices will be escalated to a December 1996 delivery month. The December 1996 escalated price will be referred to in the following formula as the "December 1996 Index Amount". The 1997 Credit Memorandum for the 1997 Eligible Aircraft will not exceed an amount equal to:

              the December 1996 Index Amount times 0.03

       2.2    CALCULATION - ELIGIBLE AIRCRAFT
              DELIVERING IN 1998.

              At the time of delivery of each Eligible Aircraft delivering in 1998, Boeing will issue to Buyer a credit memorandum (the 1998 Credit Memorandum) which shall be applied to the Purchase Price of such Aircraft. The 1998 Credit Memorandum shall be calculated as follows:

       (i) One-half of the difference between the airframe and special features escalation calculated for a December 1997 aircraft delivery position, and the escalation calculated for the month of delivery of the 1998 Eligible Aircraft; provided however,

       The maximum amount of the 1998 Credit Memorandum

6-1162-RLL-1740
Page 3


       shall not exceed 3 percent pursuant to the following calculation:

              At the time of the delivery of the 1998 Eligible Aircraft, the Base Airframe Price and Special Features prices will be escalated to a December 1997 delivery month. The December 1997 escalated price will be referred to in the following formula as the "December 1997 Index Amount." The 1998 Credit Memorandum for the 1998 Eligible Aircraft will not exceed an amount equal to:

              the December 1997 Index Amount times 0.03;

       and,

       (ii) The amount calculated above in paragraph 2.1 for the 1997 Credit Memorandum calculated through December, 1997.

       2.3    ELIGIBLE AIRCRAFT DELIVERING AFTER 1998.

              For Eligible Aircraft delivering after the calendar year 1998, the amount of the Credit Memorandum will be the amount calculated pursuant to paragraph 2.2 above through December 1998. This credit memorandum amount will be escalated from December 1998 to the month of delivery.

3.     ADVANCE PAYMENT BASE PRICE.

       It is agreed that the Advance Payment Base Prices for the Eligible Aircraft set forth in Article 3.4 of the Agreement includes an estimate for the escalation sharing Credit Memorandum pursuant to this Letter Agreement.

6-1162-RLL-1740
Page 4


4.     ESCALATING CREDITS (STE).

       It is agreed that the credit memoranda specified in Letter Agreement No. 6-1162-RLL-1738 which escalate in accordance with Exhibit D, is expressed as a percentage of the escalated Purchase Price of the Aircraft, will be calculated using the same factors used to develop the adjusted airframe escalation pursuant to this Letter Agreement.

5. CONFIDENTIAL TREATMENT. Buyer understands that certain commercial and financial information contained in this Letter Agreement including any attachments hereto is considered by Boeing as confidential. Buyer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity except as provided in Letter Agreement 6-1162-RLL-1736.


Very truly yours,

THE BOEING COMPANY



By
   ----------------------------

Its     Attorney-In-Fact
    ----------------------------


ACCEPTED AND AGREED TO this

Date:                    , 1996
     --------------------

TRANS WORLD AIRLINES, INC.



By
   ----------------------------

Its
    ----------------------------

6-1162-RLL-1741

Trans World Airlines, Inc.
One City Centre
515 N. Sixth Street
19th Floor
St. Louis, Missouri 63101

Subject:     Letter Agreement No. 6-1162-RLL-1741 to
             Purchase Agreement No. 1910 -
             Option Aircraft

This Letter Agreement amends Purchase Agreement No. 1910 dated as of even date herewith (the Agreement) between The Boeing Company (Boeing) and Trans World Airlines, Inc. (Buyer) relating to Model 757-231 aircraft.

All terms not defined herein will have the same meaning as in the Agreement.

Conditioned upon Buyer's purchase of all of the Aircraft, Boeing agrees to manufacture and sell to Buyer additional Model 757-231 aircraft as described in paragraph 1 of Attachment A hereto (Option Aircraft), subject to the following.

1.           OPTION AIRCRAFT FLEXIBILITY.
             ----------------------------

             Boeing and Buyer understand and agree that Buyer does not have any specific Option Aircraft in the Agreement. If Buyer wants Option Aircraft, then on or before April 3, 1997, Buyer will advise Boeing that Buyer requests up to ten (10) option positions in specific delivery months and years. If, after Boeing reviews and agrees on the availability of the requested delivery positions or Boeing offers different delivery positions that are acceptable to Buyer, and any of those delivery positions are within 18 months from April 3, 1997, then Boeing and Buyer will enter into a definitive agreement for those aircraft. If Buyer requests delivery positions that are more than 18 months from April 3, 1997 or Boeing offers different delivery positions that are more than 18 months from April 3, 1997 and those positions are acceptable to Buyer, then Boeing and Buyer will add those aircraft to Letter Agreement No. 6-1162-RLL-1741 and those Option Aircraft will become a part of the Agreement including all the terms and conditions of Letter Agreement No. 6- 1162-RLL-1741 including but not limited to the option deposit in the amount of $350,000.

6-1162-RLL-1741
Page  2

2.           ROLLING OPTION AIRCRAFT
             -----------------------

             In addition to the 10 Option Aircraft, Buyer has requested ten (10) rolling option aircraft (Rolling Option Aircraft). When Buyer exercises one or more Option Aircraft, Boeing will offer the same quantity of Rolling Option Aircraft to Buyer. Boeing and Buyer agree that Boeing will offer the 10 Rolling Option Aircraft to Buyer on a one for one basis coincident with Buyer exercising the Option Aircraft. Such Rolling Option Aircraft delivery positions will be made to Buyer subject to availability and other schedule consideration. Upon agreement between Boeing and Buyer on the option delivery positions, then Boeing and Buyer will add those aircraft to Letter Agreement No. 6-1162-RLL-1741 and those Rolling Option Aircraft will become Option Aircraft and will become a part of the Agreement including all the terms and conditions of Letter Agreement No. 6-1162-RLL-1741 including but not limited to the option deposit in the amount of $350,000. Boeing and Buyer agree that the last Option Aircraft has to be exercised by Buyer on or before December 31, 2001 and that the business offer as contained in Letter Agreement No. 6-1162-RLL-1738 will apply only to Aircraft delivering on of before June 30, 2003.

3.           DELIVERY.
             ---------

             The Option Aircraft will be delivered during or before the months set forth in the following schedule:

            Month and Year                           Number of
            of Delivery                              Option Aircraft
            -----------                              ---------------

4.           PRICE.
             ------

             The estimated delivery prices (Advance Payment Base Price) of the Option Aircraft indicated below do include an amount for special features in addition to those specifically described in Attachment A but do not include any amount for items of Buyer Furnished Equipment (BFE). An estimate for typical special features in $ per aircraft (expressed in 1995 dollars) and for BFE is $ per aircraft

6-1162-RLL-1741
Page  3

            Month and Year                  Advance Payment Base Price
            of Delivery                     Per Option Aircraft
            -----------                     -------------------

5.           PAYMENT.
             --------

             5.1 Buyer will pay a deposit to Boeing of $350,000 for each Option Aircraft (Deposit), on the date Boeing and Buyer sign the Agreement for the Aircraft. If Buyer exercises an option, the Deposit will be credited against the first advance payment due for such Option Aircraft.

If Buyer does not exercise an option, Boeing will retain the Deposit for that Option Aircraft.

             5.2 Following option exercise, advance payments in the amount of 30% of the Advance Payment Base Price will be payable for the Option Aircraft pursuant to Attachment A. The remainder of the Option Aircraft purchase price will be paid at the time of delivery of the Option Aircraft.

6.           OPTION EXERCISE.
             ----------------

            6.1 To exercise an option, Buyer will give written notice to Boeing on or before eighteen months prior to the first day of the delivery month of each Option Aircraft

             6.2 If Boeing must make production decisions which are dependent on Buyer exercising an option earlier than the Option Exercise Date, Boeing may accelerate the Option Exercise Date subject to Buyer's agreement. If Boeing and Buyer fail to agree to revised Option Exercise Dates, either party may terminate such option and Boeing will refund to Buyer, without interest, any Deposit and advance payments received by Boeing with respect to such Option Aircraft.

7.           CONTRACT TERMS.
             ---------------

             Boeing and Buyer will use their best efforts to enter into a definitive agreement for the purchase of an Option Aircraft, within thirty (30) days after Buyer exercises such option.

             Such definitive agreement will include the terms and conditions contained herein and terms and conditions as may be mutually agreed upon. In the event the parties have not entered into such agreement within such time, either party may terminate the purchase of such Option Aircraft by giving written notice to the other within ten (10) days of such

6-1162-RLL-1741
Page  4

period.

8.           CONFIDENTIAL TREATMENT.
             -----------------------

             Buyer understands that certain commercial and financial information contained in this Letter Agreement including any attachments hereto is considered by Boeing as confidential. Buyer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity except as provided in Letter Agreement 6-1162-RLL-1736.

Very truly yours,

THE BOEING COMPANY

By
  ------------------------------
Its     ATTORNEY-IN-FACT
  ------------------------------

ACCEPTED AND AGREED TO this

Date:                    , 1996
     --------------------

TRANS WORLD AIRLINES, INC.

By
  ------------------------------

Its
  ------------------------------

Attachments

Attachment A to

6-1162-RLL-1741
Page  1

MODEL 757-231 AIRCRAFT
- ----------------------

1.     AIRCRAFT DESCRIPTION AND CHANGES.
       ---------------------------------

       1.1   AIRCRAFT DESCRIPTION - PW AIRCRAFT.

                         The Aircraft is described by Boeing Detail
Specification D6-44010-96, dated as of even date herewith, which includes installation of Pratt and Whitney PW2037 engines and a Maximum Taxi Weight of 221,000 pounds, as revised to include the following special features:

                                      (a)         0310MP5152
                                                  Increase the Maximum Taxi
                                                  Weight to 236,000 pounds in
                                                  lieu of 221,000 pounds

       1.2 CHANGES. The Boeing Detail Specification will be further revised to include:

                         (1)         Changes applicable to the basic
Model 757-200 aircraft which are developed by Boeing between the date of the Detail Specification and the signing of the definitive agreement.

                         (2)         Changes mutually agreed upon.

                         (3)         Changes required to obtain a Standard
Airworthiness Certificate.

                         (4)         To provide sufficient Aircraft
manufacturing and procurement lead time, it is necessary for Boeing and Buyer to reach final agreement on the Aircraft configuration, including BFE/SPE vendor selection, by February 9, 1996. If such items are not resolved by the indicated dates, Boeing reserves the right to amend this letter agreement:

                                     (a)          to adjust the scheduled
delivery of the Aircraft to a later time period and,

                                     (b)          to make such other changes as
are appropriate and consistent with the revised Aircraft deliveries.

Attachment A to

6-1162-RLL-1741
Page 2

2.           PRICE DESCRIPTION.
             ------------------

             2.1         PRICE ELEMENTS PER AIRCRAFT.

                      1                  2               3                    4                   5             6             7
                      -                  -               -                    -                   -             -             -


                 AIRFRAME &                          A/C BASIC      ESTIMATED ESCALATION     CONTRACTED     ESTIMATED     ADV. PMT.
AIRCRAFT      ESTIMATED SPECIAL                        PRICE                 ON               DELIVERY     ESCALATION    BASE PRICE
DELIVERY       FEATURES PRICE      ENGINE PRICE      ELEMENTS      ELEMENT        ELEMENT      PRICES        CREDIT       ELEMENTS
MO. & YR.        (JULY 1995 $)     (JULY 1995 $)       1 + 2            1              2        3 + 4         MEMO*         5 - 6
- ---------      ---------------     -------------      ------         -------------------       -------       -------       ------




* NOTE: REFLECTS ESTIMATED ESCALATION ADJUSTMENT FOR THE YEARS 1997 AND 1998 FOR AIRCRAFT DELIVERING AFTER DECEMBER 1996.

Continued Next Page...

Attachment A to

6-1162-RLL-1741
Page 3

2.           PRICE DESCRIPTION. (Continued)
             ------------------------------

             2.2 ESCALATION ADJUSTMENTS. The Aircraft Price will include escalation amounts for the airframe, special features and engines determined pursuant to the provisions of Attachments B and C.

             2.3         PRICE ADJUSTMENTS.

                         2.3.1       The Aircraft Basic Price and Advance
Payment Base Price of each Aircraft will be adjusted at the time of signing the definitive agreement and thereafter as appropriate to reflect changes made in the elements of such prices.

                         2.3.2       Engine price and escalation provisions
will be adjusted if they are changed by the engine manufacturer prior to signing a definitive agreement for the Aircraft.

3.           ADVANCE PAYMENT BASE PRICE ADJUSTMENTS.
             ---------------------------------------

             The Advance Payment Base Prices of each Aircraft have been established using currently available forecasts of the escalation factors used by Boeing and applicable to the scheduled month and year of Aircraft delivery. Such Advance Payment Base Prices will be reestablished at the time of signing of the definitive agreement, using the then-current forecasted escalation factors used by Boeing.

Attachment B to

6-1162-RLL-1741
Page  1

                             PRICE ADJUSTMENT DUE TO
                             -----------------------
                              ECONOMIC FLUCTUATIONS
                              ---------------------
                            AIRFRAME PRICE ADJUSTMENT
                            -------------------------
                                (1995 BASE PRICE)
                                -----------------

(a) The adjustment in airframe price of each Aircraft ("Airframe Price Adjustment" herein) shall be determined at the time of Aircraft delivery in accordance with the following formula:

             Pa = (P)(L + M - 1)

(b)          The following definitions shall apply herein:

             Pa = Airframe Price Adjustment.

             L =      .65 x  ECI
                            -----
                            130.1

             M =      .35 x  ICI
                            -----
                            123.6

             P = Aircraft basic price as determined at the time of the particular Aircraft delivery less the base price of Engines set forth below:

                         PW Aircraft              $11,320,000

         ECI   =         A value using the "Employment Cost Index for
                         workers in aerospace manufacturing" (Aircraft manufacturing, standard industrial classification code 3721, compensation, base month and year June 1989 = 100), as released by the Bureau of Labor Statistics, U.S.
                         Department of Labor on a quarterly basis for the months of March, June, September and December, calculated as follows: A three-month arithmetic average value (expressed as a decimal and rounded to the nearest tenth) shall be determined using the months set forth in the table below for the applicable
                         Aircraft, with the released Employment Cost
                         Index value described above for the month of March also being used for the months of January and February; the value for June also used for April and May; the value for September also used for July and August; and the value for December also used for October and November.

Attachment B to

6-1162-RLL-1741
Page  2

         ICI   =    The three-month arithmetic average of the released monthly values for the Industrial Commodities Index as set forth in the Producer Prices and Price Index" (Base Year 1982 = 100) as released by the Bureau of Labor Statistics, U.S.
                    Department of Labor values (expressed as a decimal and rounded to the nearest tenth) for the months set forth in the table below for the applicable Aircraft.


             In determining the value of L, the ratio of ECI divided by 130.1 shall be expressed as a decimal rounded to the nearest ten-thousandth and then multiplied by .65 with the resulting value also expressed as a decimal and rounded to the nearest ten-thousandth.

             In determining the value of M, the ratio of ICI divided by 123.6 shall be expressed as a decimal rounded to the nearest ten-thousandth and then multiplied by .35 with the resulting value also expressed as a decimal and rounded to the nearest ten-thousandth.

                                Months to be Utilized
Month of Scheduled              in Determining the
Aircraft Delivery               Value of ECI and ICI
- -----------------               --------------------
January                         June  B, July  B, Aug.  B
February                        July  B, Aug.  B, Sept. B
March                           Aug.  B, Sept. B, Oct.  B
April                           Sept. B, Oct.  B, Nov.  B
May                             Oct.  B, Nov.  B, Dec.  B
June                            Nov.  B, Dec.  B, Jan.  D
July                            Dec.  B, Jan.  D, Feb.  D
August                          Jan.  D, Feb.  D, Mar.  D
September                       Feb.  D, Mar.  D, Apr.  D
October                         Mar.  D, Apr.  D, May   D
November                        Apr.  D, May   D, June  D
December                        May   D, June  D, July  D

The following definitions of B and D will apply:

             B = The calendar year BEFORE the year in which the scheduled month of delivery as set forth in Article 2.1 occurs.

             D = The calendar year DURING which the scheduled month of delivery as set forth in Article 2.1 occurs.

(c) In addition, it is understood that at the time of delivery of each of the Aircraft to Buyer, Boeing may be unable to determine the precise Airframe Price Adjustment for such Aircraft because the applicable values to be used

Attachment B to

6-1162-RLL-1741
Page  3

to determine the ECI and ICI may not be released by the Bureau of Labor Statistics. Accordingly, the parties agree as follows:

             (i) The Airframe Price Adjustment, to be used at the time of delivery of each of the Aircraft will be determined by utilizing the escalation provisions set forth above. The values released by the Bureau of Labor Statistics and available to Boeing 30 days prior to scheduled month of Aircraft delivery shall be used to determine the ECI and ICI values for the applicable months (including those noted as preliminary by the Bureau of Labor Statistics) to calculate the Airframe Price Adjustment. If no values have been released for an applicable month, the provisions set forth in Paragraph (c) (ii) below shall apply. If prior to delivery of an Aircraft the U.S. Department of Labor changes the base year for determination of the ECI or ICI values as defined above, such rebased values will be incorporated in the Airframe Price Adjustment calculation. The payment by Buyer to Boeing of the amount of the Purchase Price for such Aircraft, as determined at the time of Aircraft delivery, shall be deemed to be the payment for such Aircraft required at the delivery thereof.

             (ii) If prior to delivery of an Aircraft the U.S. Department of Labor substantially revises the methodology used for the determination of the values to be used to determine the ECI and ICI values (in contrast to benchmark adjustments or other corrections of previously released values), or for any reason has not released values needed to determine the applicable Aircraft Airframe Price Adjustment, the parties shall, prior to delivery of any such Aircraft, select a substitute for such values from data published by the Bureau of Labor Statistics or other similar data reported by non-governmental United States organizations, such substitute to lead in application to the same adjustment result, insofar as possible, as would have been achieved by continuing the use of the original values as they may have fluctuated during the applicable time period. Appropriate revision of the formula shall be made as required to reflect any substitute values. However, if within 24 months from delivery of the Aircraft the Bureau of Labor Statistics should resume releasing values for the months needed to determine the Airframe Price Adjustment, such values shall be used to determine any increase or decrease in the Airframe Price Adjustment for the Aircraft from that determined at the time of delivery of such Aircraft.

             (iii)       In the event escalation provisions are made

Attachment B to

6-1162-RLL-1741
Page  4

non-enforceable or otherwise rendered null and void by any agency of the United States Government, the parties agree, to the extent they may lawfully do so, to equitably adjust the Purchase Price of any affected Aircraft to reflect an allowance for increases or decreases in labor compensation and material costs occurring since February, 1995, which is consistent with the applicable provisions of paragraphs (a) and (b) of this Attachment B.

(d) For the calculations herein, the values released by the Bureau of Labor Statistics and available to Boeing 30 days prior to scheduled month of Aircraft delivery shall be used to determine the ECI and ICI values for the applicable months (including those noted as preliminary by the Bureau of Labor Statistics) to calculate the Airframe Price Adjustment.

NOTE:        Any rounding of a number, as required under this Attachment B with
- ----         respect to escalation of the airframe price, shall be accomplished as follows: if the first digit of the portion to be dropped from the number to be rounded is five or greater, the preceding digit shall be raised to the next higher number.

Attachment C to

6-1162-RLL-1741
Page  1

                    ENGINE PRICE ADJUSTMENT - PRATT & WHITNEY
                    -----------------------------------------
                                (1995 BASE PRICE)
                                -----------------

(a) The basic price of each Aircraft set forth in paragraph 2.1 of Attachment A includes an aggregate price for Engines of Eleven Million Three Hundred Twenty Thousand Dollars ($11,320,000). The adjustment in Engine price applicable to each Aircraft ("Engine Price Adjustment" herein) shall be determined at the time of Aircraft delivery in accordance with the following formula:

             Pa   =  (P + F) (AA + BB + CC) - P

(b)          The following definitions shall apply herein:

             Pa   =  Engine Price Adjustment

             P = Aggregate Engine Base Price as set forth in paragraph (a) above.

             AA   =  .60 x    L
                           --------
                           $17.80

             BB   =  .30 x    M
                           --------
                            130.6

             CC   =  .10 x    E
                           --------
                             76.6

             In determining the value of AA, BB and CC, the ratio of L divided by $17.80, M divided by 130.6 and E divided by 76.6 shall be expressed as a decimal and rounded to the nearest ten-thousandth but the decimal value resulting from multiplying such ratios by the respective constants (.60, .30 and .10) shall not be rounded. The value of the sum of AA + BB + CC shall also be rounded to the nearest ten-thousandth.

             L = Labor Index, which is the "Hourly Earnings of Aircraft Engines and Engine Parts Production Workers, SIC 3724" published by the Bureau of Labor Statistics, U.S. Department of Labor, for the seventh month preceding the month of scheduled Aircraft delivery.

        $17.80  =        Published Labor Index (SIC 3724) for
                         December, 1994.

             M  =        Material Index, which is the "Producer Price

Attachment C to

6-1162-RLL-1741
Page  2

                         Index - Code 10, Metals and Metal Products," (Base Year 1982 = 100) published by the Bureau of Labor Statistics, U.S. Department of Labor, for the seventh month preceding the month of scheduled Aircraft delivery.

      130.6  =           Published Material Index (Code 10) for
                         December, 1994.

          E = Fuel Index, which is the "Producer Price Index Code 5, Fuels and Related Products and Power" (Base Year 1982 = 100) published by the Bureau of Labor Statistics, U.S. Department of Labor, for the seventh month preceding the month of scheduled Aircraft delivery.

      76.6  =            Published Fuel Index (Code 5) for
                         December, 1994.

          F = 0.005 (N)(P). Where N = the calendar year of scheduled Engine delivery, minus 1995. For purposes of this calculation, Engine delivery is assumed to be three (3) months prior to the month of scheduled Aircraft delivery.

The Engine Price Adjustment shall not be made if it would result in a decrease in the aggregate Engine base price.

(c) The value of the Labor, Material and Fuel Index used in determining the Engine Price Adjustment shall be those published by the Bureau of Labor Statistics, U.S. Department of Labor as of a date thirty (30) days prior to the scheduled Aircraft delivery to Buyer. Such Index values shall be considered final and no revision to the Engine Price Adjustment shall be made after Aircraft delivery for any subsequent changes in published Index values.

(d) If the Bureau of Labor Statistics, U. S. Department of Labor, (i) substantially revises the methodology (in contrast to benchmark adjustments or other corrections of previously published data) or (ii) discontinues publication of any of the data referred to above, Pratt & Whitney Aircraft (P&W) agrees to meet with Boeing and jointly select a substitute for the revised or discontinued data, such substitute data to lead in application to the same adjustment result, insofar as possible, as would have been achieved by continuing the use of the original data as it may have fluctuated had it not been revised or discontinued. Appropriate revision of the Engine Price Adjustment provisions set forth above shall be made to accomplish this result for affected Engines.

Attachment C to

6-1162-RLL-1741
Page  3

In the event the Engine Price Adjustment escalation provisions of this Agreement are made non-enforceable or otherwise rendered null and void by any agency of the United States Government, P&W agrees to meet with Boeing and jointly agree, to the extent that they may lawfully do so, to adjust equitably the Purchase Price of any affected Engine(s) to reflect an allowance for increases in labor, material and fuel costs that occurred from December, 1994 to the seventh month preceding the month of scheduled delivery of the applicable Aircraft.

(e) The Engine escalation provisions set forth above shall be appropriately amended to reflect changes in such provisions (including any increase in Engine base price) established by P&W as of the date of entering into a definitive agreement to purchase the Aircraft and applicable to Engines for delivery to Boeing during the same approximate time period as the Aircraft.

NOTE:        Any rounding of a number, as required under this Attachment C with
- ----         respect to escalation of the Engine price, shall be accomplished as follows: if the first digit of the portion to be dropped from the number to be rounded is five or greater, the preceding digit shall be raised to the next higher number.

6-1162-RLL-1742


Trans World Airlines, Inc.
One City Centre
515 N. Sixth Street
19th Floor
St. Louis, Missouri 63101

Subject:     Letter Agreement No. 6-1162-RLL-1742 to
             Purchase Agreement No. 1910 -
             Sale by Boeing of Used Simulator


This Letter Agreement amends Purchase Agreement No. 1910 dated as of even date herewith (the Agreement) between The Boeing Company (Boeing) and Trans World Airlines, Inc. (Buyer) relating to Model 757-231 aircraft.

All terms used herein and in the Agreement, and not defined herein, will have the same meaning as in the Agreement.

1.           Sale by Boeing of Used Simulator.
             ---------------------------------

             [                                          ],
Boeing will sell and deliver to Buyer a used 1982 model
767 Rediffusion simulator together with certain spare parts and documentation as described in Exhibit A attached hereto (collectively, the "Simulator"), in accordance with the applicable terms and conditions of the Agreement and this Letter Agreement.

2.           Delivery, Title, Risk of Loss.
             ------------------------------

             2.1 The Simulator will be delivered to Buyer during the six month period prior to the delivery of the first Aircraft. For planning purposes the parties agree to target the month of October, 1996 as the date the Simulator will be delivered. Delivery will be F.O.B. Buyer's premises at a location specified by Buyer within the continental United States of America. Buyer will notify Boeing of the delivery location no later than seven months prior to simulator delivery.

             2.2 Upon delivery of the Simulator to Buyer, Boeing will deliver to Buyer a bill of sale conveying good title to the Simulator, free of any encumbrances, and risk of loss of the Simulator will pass from Boeing to Buyer.

6-1162-RLL-1742
Page 2




3.           Inspection.
             -----------

             Buyer will examine the Simulator at Boeing's facilities prior to delivery to become familiar with the operational capabilities of the Simulator.

4.           Installation.
             -------------

             Boeing will install the Simulator at Buyer's premises.

5.           Buyer's Responsibilities.
             -------------------------

             5.1 Buyer will provide a suitable facility to install the Simulator. This includes a raised floor computer room and a high bay large enough to install the Simulator. Any changes to the facility required by State or local building codes is Buyer's responsibility.

             5.2 Buyer will be responsible for obtaining FAA certification of the Simulator.

6.           NO WARRANTY; DISCLAIMER AND RELEASE; EXCLUSION OF
             -------------------------------------------------
             LIABILITIES.
             ------------


             6.1 THE SIMULATOR IS BEING SOLD TO BUYER "AS IS," AND "WITH ALL FAULTS", AND BOEING MAKES NO WARRANTIES, REPRESENTATIONS OR PERFORMANCE GUARANTEES, EITHER EXPRESS OR IMPLIED, ORAL OR WRITTEN, WITH RESPECT TO THE SIMULATOR, THE INSTALLATION THEREOF, OR THE SIMULATOR'S OPERATIONAL CAPABILITIES. BUYER HEREBY WAIVES, RELEASES AND RENOUNCES ALL OTHER WARRANTIES, OBLIGATIONS AND LIABILITIES OF BOEING AND ALL OTHER RIGHTS, CLAIMS AND REMEDIES OF BUYER AGAINST BOEING, EXPRESS OR IMPLIED, ARISING BY LAW OR OTHERWISE, WITH RESPECT TO THE SIMULATOR OR OTHER THINGS PROVIDED UNDER THIS LETTER AGREEMENT, INCLUDING BUT NOT LIMITED TO: (I) ANY IMPLIED WARRANTY OF MERCHANT ABILITY OR FITNESS FOR A PARTICULAR PURPOSE; (II) ANY IMPLIED WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OF TRADE; (III) ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY IN TORT, WHETHER OR NOT ARISING FROM THE NEGLIGENCE OF BOEING (WHETHER ACTIVE, PASSIVE OR IMPUTED); AND (IV) ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY FOR LOSS OF OR DAMAGE TO ANY AIRCRAFT.

             6.2 BOEING WILL HAVE NO OBLIGATION OR LIABILITY, WHETHER ARISING IN CONTRACT (INCLUDING WARRANTY), TORT (INCLUDING ACTIVE, PASSIVE OR IMPUTED NEGLIGENCE) OR OTHERWISE, FOR LOSS OF USE, REVENUE OR PROFIT, OR FOR ANY OTHER INCIDENTAL OR CONSEQUENTIAL DAMAGES WITH RESPECT TO ANY NON CONFORMANCE OR DEFECT IN THE SIMULATOR DELIVERED

6-1162-RLL-1742
Page 3




UNDER THIS AGREEMENT.

7.           Condition of Sale.
             ------------------

             In the event the Simulator is lost, destroyed or damaged beyond repair prior to acceptance of the Simulator by Buyer, all rights and obligations of Boeing and Buyer with respect to the Simulator will thereupon terminate and be without further force and effect, provided, however, that Boeing shall maintain, at Boeing's expense, insurance covering the Simulator for physical loss or damage of the Simulator until the Simulator is delivered to Buyer. In the event of loss of or damage to the Simulator, the proceeds of such insurance shall be paid to Boeing. Boeing shall have the exclusive right to adjust and settle any such loss or damage with the insurers and any such settlement shall be binding upon all interested parties. In the event of such loss or damage, insurers shall be entitled, at their option, to claim the remains of the insured property as salvage. Any deductibles, exclusions, or loss or damage exceeding available and collectible limits of such physical damage insurance shall be assumed by, for the account of, and at the sole risk of Buyer.

In the event of a total loss, Boeing shall distribute the insurance proceeds, in an amount not to exceed the adjusted cash value to Buyer.

EXCEPT AS PROVIDED ABOVE, BUYER HEREBY AGREES TO RELEASE AND RELIEVE BOEING, AND WAIVE ITS ENTIRE CLAIM OF RECOVERY FOR LOSS OF OR DAMAGE TO THE SIMULATOR OR FOR LOSS OF USE THEREOF OR FOR ANY OTHER INCIDENTAL OR CONSEQUENTIAL DAMAGES SUFFERED BY BUYER.

6-1162-RLL-1742
Page 4




8. CONFIDENTIAL TREATMENT. Buyer understands that certain commercial and financial information contained in this Letter Agreement including any attachments hereto is considered by Boeing as confidential. Buyer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity except as provided in Letter Agreement 6- 1162-RLL-1736.


Very truly yours,

THE BOEING COMPANY


By
   -------------------------------

Its   Attorney-in-Fact
   -------------------------------


ACCEPTED AND AGREED TO as of this

date:                     , 1996
     ---------------------

TRANS WORLD AIRLINES, INC.


By
   -------------------------------

Its
   -------------------------------

6-1162-RLL-1742
Exhibit A
Page 1 of 2


                                    EXHIBIT A
                          767-200 FULL FLIGHT SIMULATOR

MANUFACTURER:                               Rediffusion Simulation, Ltd.
                                            Crawley, England

DATE-IN-SERVICE:                            May 29, 1982

APPROVAL:                                   Phase II, AC120-40A & AC-121,
                                            Appendix H - December 7, 1983
                                            FAA ID Number:  31

CONFIGURATION:
         Engines:                           Pratt & Whitney JT9D-7R4D
         Engine Monitoring:                 EICAS-302
         Tail Number:                       C-GPWA
         Effectivity:                       VB201
         Airline:                           Pacific Western Airlines
         Autopilot:                         Honeywell FCC -202
         Navigation:                        FMC -451 with World Wide Data Base,
                                            Collins EFIS -421, TCAS
         Options:                           Selectable EFIS, FMCS, GPWC, FCC,
                                            EICAS program pins
                                            FMC Product Improvement Package

MOTION:                                     Six degree of freedom, hydrostatic

CONTROL LOADING:                            Analog, force feedback, hydrostatic,
                                            independent hydraulic system

COMPUTER:
         Manufacturer:                      Gould C.S.D.
         Model:                             Series 32/7780,32/67 with EPOCH-90
                                            CPU/IPU replacements
         Configuration:                     Dual CPU/IPU with 2 MB Reflective
                                            Memory
         Peripherals:                       2 SECURE-A-STORE 300 MB disk
                                            drives, 1
                       tape drive, 1 Printronix P600 line
                              printer, 2 terminals

VISUAL:
         Manufacturer:                      Singer Link-Miles
         Model:                             Image 4/AWARDS
         Configuration:                     3-channel, continuous mirror,
                    day/dusk/night, color, infinity display,
                               horizontal texture
         Field-of-view:                     150 degrees Horizontal, 40 degrees
                                            Vertical, Viewing for all cockpit
                                            occupants
         Airports:                          BFI, MWH, SEA, LHR, JFK, MSP, PDX,
                                            Lhasa, YKM, LAX, SFO and Generic




6-1162-RLL-1742
Exhibit A
Page 2 of 2

                               EXHIBIT A (CONT'D)
                             767-200 FFS SPARES LIST


==================================================================================================================================
                                     NAME                                                    PART #                     QUANTIT
                                                                                                                           Y
==================================================================================================================================
                              Mode Control Panel                                          S241T00-202*                     2
- ----------------------------------------------------------------------------------------------------------------------------------
                              EFIS Control Panel                                          S242T404-304*                    1
- ----------------------------------------------------------------------------------------------------------------------------------
                            Dual ADF Control Panel                                         285T0557-2*                     1
- ----------------------------------------------------------------------------------------------------------------------------------
                              P/W EICAS Computer                                          S242N701-302*                    1
- ----------------------------------------------------------------------------------------------------------------------------------
                                     RDMI                                                 S242T403-107*                    1
- ----------------------------------------------------------------------------------------------------------------------------------
                           Brake Pressure Indicator                                        S231T231-9*                     1
- ----------------------------------------------------------------------------------------------------------------------------------
                           Duct Pressure Indicator                                         S231T241-1*                     1
- ----------------------------------------------------------------------------------------------------------------------------------
                             Stab Trim Indicator                                           S253T405-8*                     1
- ----------------------------------------------------------------------------------------------------------------------------------
                              Standby Altimeter                                             S50400067                      1
- ----------------------------------------------------------------------------------------------------------------------------------
                  Simulated Horizon Indicator (Standby ADI)                                  N44ADM                        1
- ----------------------------------------------------------------------------------------------------------------------------------
                           Airspeed/Mach Indicator                                         4039891-901                     1
- ----------------------------------------------------------------------------------------------------------------------------------
                           Vertical Speed Indicator                                        4039893-901                     1
- ----------------------------------------------------------------------------------------------------------------------------------
                             Audio Selector Panel                                           5032-1-2                       1
- ----------------------------------------------------------------------------------------------------------------------------------
                         GPDC Circuit Board for EICAS                                      A91/489/13                      1
- ----------------------------------------------------------------------------------------------------------------------------------
                       Analog Output-Low Circuit Board                                     A841/486/1                      1
- ----------------------------------------------------------------------------------------------------------------------------------
                       Analog Output-High Circuit Board                                    A841/486/2                      1
- ----------------------------------------------------------------------------------------------------------------------------------
                           Dual SYDRI Circuit Board                                        A851/486/1                      1
- ----------------------------------------------------------------------------------------------------------------------------------
                       Addressable Relay Circuit Board                                     A852/486/1                      1
- ----------------------------------------------------------------------------------------------------------------------------------
                        Discrete In-High Circuit Board                                     A870/486/1                      1
- ----------------------------------------------------------------------------------------------------------------------------------
                         Bus Interface Circuit Board                                       A872/486/1                      1
- ----------------------------------------------------------------------------------------------------------------------------------
                        Discrete Out-Low Circuit Board                                     A917/486/1                      1
- ----------------------------------------------------------------------------------------------------------------------------------
                       Discrete Out-High Circuit Board                                     A917/486/2                      1
- ----------------------------------------------------------------------------------------------------------------------------------

- ----------------------------------------------------------------------------------------------------------------------------------
                                VISUAL SPARES
- ----------------------------------------------------------------------------------------------------------------------------------
                               Coil Match Board                                                260                         1
- ----------------------------------------------------------------------------------------------------------------------------------
                           Power Supply (35kv EHT)                                        RR30-5P/M113B                    1
- ----------------------------------------------------------------------------------------------------------------------------------
                          Power Supply (10kv Focus)                                        UC10P/M132                      1
- ----------------------------------------------------------------------------------------------------------------------------------
                                 Anode Leads                                              VM-542223-07                     1
- ----------------------------------------------------------------------------------------------------------------------------------
                                  CRT (Red)                                                  SD-187R                       2
- ----------------------------------------------------------------------------------------------------------------------------------
                                 CRT (Green)                                                 SD-187G                       2
- ----------------------------------------------------------------------------------------------------------------------------------
                                  CRT (Blue)                                                 SD-187B                       2
- ----------------------------------------------------------------------------------------------------------------------------------
                                Intel Computer                                                 310                         1
- ----------------------------------------------------------------------------------------------------------------------------------
                               IG Extender Card                                                N/A                         1
- ----------------------------------------------------------------------------------------------------------------------------------

- ----------------------------------------------------------------------------------------------------------------------------------
                            32/77 COMPUTER SPARES
- ----------------------------------------------------------------------------------------------------------------------------------
                   High Speed Device Interface Board (9131)                              160-103364-001                    1
- ----------------------------------------------------------------------------------------------------------------------------------
                   High Speed Device Interface Board (9130)                              160-103554-001                    1
- ----------------------------------------------------------------------------------------------------------------------------------
                  Dual Ported Integrated Memory (2MB DPIMM)                              160-103845-001                    2
- ----------------------------------------------------------------------------------------------------------------------------------
                          Asyncronous Data Set Board                                     160-103025-001                    1
- ----------------------------------------------------------------------------------------------------------------------------------
                            Write Sense Controller                                       160-103769-002                    1
- ----------------------------------------------------------------------------------------------------------------------------------
                             Read Sense Contoller                                        160-103770-002                    1
==================================================================================================================================

6-1162-RLL-1742
Exhibit A
Page 3

                               EXHIBIT A (CONT'D)
                          767-200 FFS DOCUMENTS LIST

================================================================================
                                   SIMULATOR
- --------------------------------------------------------------------------------
                              Documentation Guide
- --------------------------------------------------------------------------------
                               Operating Manuals
- --------------------------------------------------------------------------------
                              Maintenance Manuals
- --------------------------------------------------------------------------------
                                Computer Manuals
- --------------------------------------------------------------------------------
                                Software Manuals
- --------------------------------------------------------------------------------
                              Electrical Drawings
- --------------------------------------------------------------------------------
                          Simulator System Schematics
- --------------------------------------------------------------------------------
                            Tabulated Wiring Manual
- --------------------------------------------------------------------------------
                                 Cable Diagrams
- --------------------------------------------------------------------------------
                              Inout/Output Listing
- --------------------------------------------------------------------------------
                                 Parts Calalog
- --------------------------------------------------------------------------------
                           General Assembly Drawings
- --------------------------------------------------------------------------------
                           Instrument Data Documents
- --------------------------------------------------------------------------------
                             Acceptance Test Guide
- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------
                                     VISUAL
- --------------------------------------------------------------------------------
                            Operation & Maintenance
- --------------------------------------------------------------------------------
                             Installation Documents
- --------------------------------------------------------------------------------
                               System Schematics
- --------------------------------------------------------------------------------
                               System Description
- --------------------------------------------------------------------------------

6-1162-RLL-1743


Trans World Airlines, Inc.
One City Centre
515 N. Sixth Street
19th Floor
St. Louis, Missouri 63101

Subject:     Letter Agreement No. 6-1162-RLL-1743 to
             Purchase Agreement No. 1910 -
             Reconciliation of [     ] Special Features

This Letter Agreement amends Purchase Agreement No. 1910 dated as of even date herewith (the Agreement) between The Boeing Company (Boeing) and Trans World Airlines, Inc. (Buyer) relating to Model 757-231 aircraft.

All terms used and not defined herein, shall have the same meaning as in the Agreement.

1.           [     ] Detail Specification
             ----------------------------

             The Aircraft will be manufactured using Boeing Detail Specification D6-44010-96 dated as of even date herewith. Such Detail Specification will be comprised of Boeing Detail Specification D6-44010-77B dated September 12, 1995, as the basis for Aircraft configuration (the [ ] Detail Spec). The [ ] Detail Spec describes the configuration of Buyer's aircraft, Production Tab Block [ ], which Buyer [
             ]. In addition, the [ ] Detail Spec has been revised to incorporate certain development changes and other improvements to Boeing's basic model 757-200 configuration since delivery of [ ].

2.           [     ] Special Features
             ------------------------

             Attachment A hereto includes Change Requests (CR's) and Production Master Changes (MP's) incorporated in the [ ] Detail Spec (the [ ] Changes), which are changes to Boeing's current Basic Detail Specification for model 757-200 aircraft. The prices are expressed in July 1995 dollars, subject to escalation. The changes unique to the [ ] configuration (not program priced changes) reflect [ ] follow-on pricing for the CR's and MP's to be incorporated in additional aircraft manufactured for Buyer. The prices for the changes reflect only

6-1162-RLL-1743
Page  2


recurring effort to incorporate the changes; non-recurring engineering is not included in these follow-on prices.

3.           Aircraft Special Features
             -------------------------

             The Aircraft Basic Price of the Aircraft, described in Article 3.2.1, includes the price of the [
  ] Changes, as well as additional master changes described in Exhibit A to the Agreement, which will be changes to the [ ] Detail Spec.

4.           Exhibit A Non-Recurring Engineering
             -----------------------------------

             The configuration changes listed in Exhibit A are changes to the [ ] Detail Spec to be incorporated in ten (10) Aircraft. The changes will also be incorporated in ten (10) additional aircraft [
                  ]. Non-recurring engineering associated with each of these Exhibit A changes has been divided evenly over twenty aircraft; the ten (10) Aircraft and ten (10) [ ] Aircraft.

5.           Confidential Treatment.
             -----------------------

             Buyer understands that certain commercial and financial information contained in this Letter Agreement are considered by Boeing as confidential. Buyer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without Boeing's prior written consent, disclose this Letter Agreement or any information contained herein to any other person or entity, except as provided in Letter Agreement 6-1162-RLL-1736, DISCLOSURE OF CONFIDENTIAL INFORMATION.

6-1162-RLL-1743
Page  3


If this Letter Agreement accurately reflects your understanding of the matters treated herein, please so indicate by dating and signing the document as provided below.


Very truly yours,

THE BOEING COMPANY




By
   --------------------------

Its   Attorney-In-Fact
   --------------------------



ACCEPTED AND AGREED TO this

Date:                , 1996
     ----------------

TRANS WORLD AIRLINES, INC.




By
   --------------------------

Its
   --------------------------


Attachment

Attachment A to
6-1162-RLL-1743
Page  1

                                                                                                           PRICE PER

CHANGE REQUEST                                                                                              AIRCRAFT
  NO. TITLE                                                                                               (1995 STE $)
- --------------                                                                                            ------------

 0130SO5001                                                                                                  [   ]
 FOUR DOOR CONFIGURATION
 STATUS: ACCEPT

 0220CH5019                                                                                                  [   ]
 STAINLESS STEEL IDENTIFICATION PLATE
 STATUS: ACCEPT

 0225SO5001                                                                                                  [   ]
 EXTENDED RANGE OPERATIONS (EROPS)
 STATUS: ACCEPT

 0253CH5008                                                                                                  [   ]
 CHANGE SELECTED BUYER FURNISHED EQUIPMENT
 (BFE) TO SELLER PURCHASED EQUIPMENT (SPE)
 STATUS: ACCEPT

 1110MP5077                                                                                                  [   ]
 EXTERIOR DECORATIVE FINISH - CROWN METRO
 SERIES F20 TOPCOAT IN LIEU OF EXISTING
 TOPCOAT
 STATUS: ACCEPT

 2210MP5005                                                                                                  [   ]
 FULL TIME FLIGHT DIRECTOR
 STATUS: ACCEPT

 2311CH5018                                                                                                  [   ]
 COMPLETE PROVISIONS FOR TWO HF
 COMMUNICATIONS SYSTEMS (COLLINS - BFE - ONE
 TRANSCEIVER CONTROL PANEL AND ANTENNA
 COUPLER FOR FUNCTIONAL TEST)
 STATUS: ACCEPT

 2311MP5069                                                                                                  [   ]
 DUAL HF COMMUNICATIONS SYSTEMS INSTALLATION
 IN EXISTING COMPLETE PROVISION FOR DUAL HF
 COMMUNICATIONS
 STATUS: ACCEPT

 2312CH5020                                                                                                  [   ]
 VHF COMMUNICATIONS SYSTEM TRANSCEIVER -
 COLLINS IN LIEU OF BENDIX
 STATUS: ACCEPT

Attachment A to
6-1162-RLL-1743
Page  2

                                                                                                            PRICE PER
CHANGE REQUEST                                                                                              AIRCRAFT
  NO. TITLE                                                                                               (1995 STE $)
- --------------                                                                                            ------------


 2334CH5030                                                                                                   [   ]
 AUDIO ENTERTAINMENT SYSTEM - PARTIAL
 PROVISIONS - TRANSCOM MODEL 800
 STATUS: ACCEPT

 2334MP5056                                                                                                   [   ]
 PARTIAL PROVISIONS FOR AUDIO ENTERTAINMENT
 - ATTENDANT'S PANEL REVISION
 STATUS: ACCEPT

 2370CH5005                                                                                                   [   ]
 VOICE RECORDER - SUNDSTRAND IN LIEU OF
 FAIRCHILD
 STATUS: ACCEPT

 2500CH5007                                                                                                   [   ]
 INTERIOR ARRANGEMENT REVISION - 228 TOURIST
 CLASS PASSENGERS WITH GALLEYS 1A AND 4B,
 AND LAVATORIES A, C, D, AND F
 STATUS: ACCEPT

 2500CH5066                                                                                                   [   ]
 INTERIOR ARRANGEMENT REVISION - 225 T/C
 PASSENGERS WITH GALLEYS G1A, G1B, & G4B IN
 LIEU OF 228 T/C PASS WITH GALLEYS G1A & G4B
 STATUS: ACCEPT

 2511SO5003                                                                                                   [   ]
 SECOND OBSERVER'S STATION - COMPATIBLE WITH
 EXPANDED RIGHT SIDE PANEL WITH BOOKCASE
 STATUS: ACCEPT

 2513SO5001                                                                                                   [   ]
 EXPANDED RIGHT SIDE PANEL AND BOOKCASE -
 FLIGHT COMPARTMENT
 STATUS: ACCEPT

 2520MP5531                                                                                                   [   ]
 LITERATURE POCKETS ON LAVATORY F -
 RELOCATION - AND SEAT RELOCATION FOR PTC
 SEATS
 STATUS: ACCEPT

Attachment A to
6-1162-RLL-1743
Page  3

                                                                                                           PRICE PER
CHANGE REQUEST                                                                                             AIRCRAFT
  NO. TITLE                                                                                              (1995 STE $)
- --------------                                                                                            ------------


 2523CH5005                                                                                                 [   ]
 OWNER'S NAMEPLATES - FLIGHT COMPARTMENT AND
 PRATT AND WHITNEY ENGINES
 STATUS: ACCEPT

 2540MP5092                                                                                                 [   ]
 Installation of Lavatories C and D
 with bifold doors

 2562CH5054                                                                                                 [   ]
 INSTALLATION OF SLIDE/RAFTS AT DOOR 1, LEFT
 AND RIGHT, AND DOOR 4, LEFT AND RIGHT
 STATUS: ACCEPT

 2562MP5152                                                                                                 [   ]
 INSTALLATION OF DOOR 4 HGW SLIDE-RAFTS IN
 LIEU OF LGW SLIDE-RAFTS
 STATUS: ACCEPT

 3131CH5035                                                                                                 [   ]
 FLIGHT DATA RECORDER - (BFE) SUNDSTRAND
 980-4100-DXUN IN LIEU OF BFE SUNDSTRAND
 980-4100-DXUS OR 980-4100-BXUS
 STATUS: ACCEPT

 3131CH5043                                                                                                 [   ]
 FLIGHT DATA ACQUISITION UNIT (FDAU) - (SPE)
 SUNDSTRAND FDAU IN LIEU OF (SFE)
 HAMILTON-STANDARD
 STATUS: ACCEPT

 3131CH5046                                                                                                 [   ]
 FLIGHT DATA RECORDER SYSTEM - ADDITIONAL
 PARAMETERS TO MEET FAR PART 121.343
 AMENDMENT NO. 121-197, PW ENGINES
 STATUS: ACCEPT

 3131MP5052                                                                                                 [   ]
 FLIGHT DATA RECORDER SYSTEM - FAA REQUIRED
 PARAMETERS, FAA RECOMMENDED PARAMETERS AND
 SELECTED OTHER PARAMETERS
 STATUS: ACCEPT

 3131MP5127                                                                                                 [   ]
 TELEDYNE DFDAU, P/N 2233000-1, CONFORMING
 TO FAR 121.343 AMENDMENT 121.197 IN LIEU OF
 SUNDSTRAND P/N TBD
 STATUS: ACCEPT

Attachment A to
6-1162-RLL-1743
Page  4

                                                                                                            PRICE PER
CHANGE REQUEST                                                                                              AIRCRAFT
  NO. TITLE                                                                                               (1995 STE $)
- --------------                                                                                            ------------

 3240SO5001                                                                                                   [   ]
 B. F. GOODRICH STEEL BRAKES
 STATUS: ACCEPT

 3245CH5004                                                                                                   [   ]
 225 MPH 24 PLY RATING TIRES
 STATUS: ACCEPT

 3431CH5004                                                                                                   [   ]
 INSTRUMENT LANDING SYSTEM (ILS) RECEIVER -
 COLLINS IN LIEU OF BENDIX
 STATUS: ACCEPT

 3432CH5001                                                                                                   [   ]
 VOR/MARKER BEACON RECEIVER - COLLINS IN
 LIEU OF BENDIX
 STATUS: ACCEPT

 3433CH5011                                                                                                   [   ]
 RADIO ALTIMETER (RA) TRANSCEIVER - COLLINS
 IN LIEU OF BENDIX
 STATUS: ACCEPT

 3443CH5023                                                                                                   [   ]
 WEATHER RADAR - BFE COLLINS IN LIEU OF BFE
 BENDIX
 STATUS: ACCEPT

 3445CH5002                                                                                                   [   ]
 TRAFFIC ALERT AND COLLISION AVOIDANCE
 SYSTEM (TCAS) - PARTIAL PROVISIONS
 STATUS: ACCEPT

 3453CH5007                                                                                                   [   ]
 AIR TRAFFIC CONTROL (ATC) TRANSPONDER -
 COLLINS TPR720 - MODE "S"
 STATUS: ACCEPT

 3455CH5001                                                                                                   [   ]
 DISTANCE MEASURING EQUIPMENT (DME) -
 INTERROGATORS - COLLINS P/N 622-4540-001 IN
 LIEU OF BENDIX
 STATUS: ACCEPT

 3457CH5014                                                                                                   [   ]
 AUTOMATIC DIRECTION FINDER (ADF) - TWO
 SYSTEMS - BFE COLLINS
 STATUS: ACCEPT

Attachment A to
6-1162-RLL-1743
Page  5

                                                                                                           PRICE PER
CHANGE REQUEST                                                                                             AIRCRAFT
  NO. TITLE                                                                                              (1995 STE $)
- --------------                                                                                            ------------

 3510CH5003                                                                                                   [   ]
 CREW OXYGEN CYLINDER - 114 CU. FT. IN LIEU
 OF 76 CU. FT.
 STATUS: ACCEPT

 3520SO5001                                                                                                   [   ]
 PASSENGER OXYGEN MASK - INCREASED QUANTITY
 STATUS: ACCEPT

 4930SO5001                                                                                                   [   ]
 APU FUEL MANIFOLD DRAIN TANK
 STATUS: ACCEPT

 5200CG5001                                                                                                   [   ]
 ADDITIONAL SCUFF PLATE FOR ENTRY AND
 SERVICE DOORS
 STATUS: ACCEPT

 7100CH5015                                                                                                   [   ]
 PRATT AND WHITNEY AIRCRAFT PW2040 ENGINES
 IN LIEU OF PW2037 ENGINES
 STATUS: ACCEPT

 7100SO5001                                                                                                   [   ]
 PRATT AND WHITNEY AIRCRAFT PW2037 ENGINES
 STATUS: ACCEPT


      CR'S    40                                                                TOTAL                         [   ]

6-1162-RLL-1744

Trans World Airlines, Inc.
One City Centre
515 N. Sixth Street
19th Floor
St. Louis, Missouri 63101


Subject:     Letter Agreement No. 6-1162-RLL-1744 to
             Purchase Agreement No. 1910 -Waiver of
             Aircraft Demonstration Flights

This Letter Agreement amends Purchase Agreement No. 1910 (the Agreement) between The Boeing Company (Boeing) and Trans World Airlines, Inc. (Buyer) relating to the Model 757-231 aircraft (the Aircraft).

All terms used herein and in the Agreement, and not defined herein will have the same meaning as in the Agreement.

1.           Fuel Entitlement at Delivery.
             -----------------------------

             At the time of delivery of the Aircraft, Boeing will provide to Buyer, at no charge 1600 gallons of jet fuel.

2.           Waiver of Demonstration Flight.
             -------------------------------

             Notwithstanding the provisions of the Agreement requiring the Aircraft to be test flown prior to delivery for the purpose of demonstrating to Buyer the functioning of such Aircraft and its equipment, upon notice to Boeing 90 days prior to the scheduled date of the Aircraft delivery, or as agreed between the parties, Buyer may waive such flight. With respect to each waived demonstration flight, the following provisions will apply:

3.           Additional Fuel.
             ----------------

             Promptly after delivery of the Aircraft, Boeing will load on the Aircraft 8,000 gallons of jet fuel.

6-1162-RLL-1744
Page 2


4.           Reimbursement for Correction of Flight
             --------------------------------------
             Discrepancies.
             --------------

             4.1         Ferry Flight.
                         -------------

                         Except for Aircraft to be used promptly
after delivery for Boeing flight crew training provided to Buyer at or near Seattle, Washington, Boeing will reimburse Buyer for Buyer's direct labor costs (as defined below) and the cost of any material (Correction Costs) required to correct any flight discrepancy detected by Buyer while the Aircraft is being ferried from Seattle, Washington, to Buyer's main base, to the extent such Correction Costs and labor costs are not covered under a warranty provided by Boeing or by any of its suppliers. Within 90 days after the date of such ferry flight Buyer will submit to Boeing's Director, Product Assurance Contracts, at Renton, Washington, a written itemized statement describing any such flight discrepancy and indicating the Correction Costs incurred by Buyer for the correction of such flight discrepancy.

             4.2         Definitions.
                         ------------

                         For purposes of reimbursement under this
paragraph; (i) Buyer's direct labor costs will be determined using the Warranty Labor Rate in effect between the parties as of the date such labor is expended, and (ii) flight discrepancies mean any failure or malfunction of such Aircraft, or the accessories, equipment, systems and parts installed therein which results from a defect in such Aircraft, accessories, equipment, systems and parts or a nonconformance to the Detail Specification for such Aircraft which was present at the time of delivery of the Aircraft to Buyer and which, if detected during a Boeing predelivery demonstration flight, would have been reported in the pilot's flight discrepancy report and would have been corrected by Boeing prior to the delivery of such Aircraft to Buyer.

6-1162-RLL-1744
Page 3


5.           Return of Aircraft.
             -------------------

             If any flight discrepancy as defined above is detected by Buyer during the ferry flight of any Aircraft, which requires the return of such Aircraft to Boeing's facilities at Seattle, Washington, for correction by Boeing, title to and risk of loss of such Aircraft will at all times remain with Buyer and Boeing will have such responsibility for such Aircraft while it is on the ground at Boeing's Seattle, Washington, facilities as is chargeable by law to a bailee for mutual benefit, but Boeing will not be chargeable for loss of use.


Very truly yours,

THE BOEING COMPANY



By
   ------------------------------

Its     Attorney-In-Fact
   ------------------------------


ACCEPTED AND AGREED TO this

Date:                    , 1996
     -------------------

TRANS WORLD AIRLINES, INC.



By
   ------------------------------

Its
   ------------------------------

6-1162-RLL-1746


Trans World Airlines, Inc.
One City Centre
515 N. Sixth Street
19th Floor
St. Louis, Missouri 63101

Subject:       Letter Agreement No. 6-1162-RLL-1746 to
               Purchase Agreement No. 1910 -
               Other Matters


This Letter Agreement amends Purchase Agreement No. 1910 dated as of even date herewith (the Agreement) between The Boeing Company (Boeing) and Trans World Airlines, Inc. (Buyer) relating to Model 757-231 aircraft.

All terms used herein and in the Agreement, and not defined herein, will have the same meaning as in the Agreement.



1.           Delivery Delay.
             ---------------


             Notwithstanding the language set forth in Article 2.3 "Notice of Delivery Date," if Buyer requests a delivery delay for any Aircraft within the contract delivery month, Buyer shall not be charged for any costs incurred by Boeing for the first three (3) days of such delay.

2.           Exhibit B, Part A - Boeing Warranty and
             ---------------------------------------
             Part C - Boeing Service Life Policy.
             ------------------------------------

             For clarification purposes, "the clock" for both the Boeing Warranty as described in Exhibit B, Part A and for the Boeing Service Life Policy as described in Exhibit B, Part C starts at delivery of the Aircraft and as such there is an overlap in the Boeing Warranty and the Service Life Policy for the first thirty six (36) months after delivery of the Aircraft.

             During the thirty six (36) month warranty period, the terms and conditions of the Boeing Warranty take precedence over the terms and conditions of the Boeing Service life Policy.

3.           Exhibit B, Part A Paragraph 5.1. and 5.2
             ----------------------------------------

             In the event of a defect in conformance to the Detail Specification or a defect in material or workmanship for a spare part and that defect occurs in the thirty fifth month of the thirty six month warranty

6-1162-RLL-1746   Page 2



period, then Boeing will extend the Boeing Warranty thirty (30) days from the date of notification from Buyer to Boeing in the thirty fifth month for the defect in conformance to the Detail Specification or a defect in material or workmanship for the spare part.

4. Confidential Treatment. Buyer understands that certain commercial and financial information contained in this Letter Agreement including any attachments hereto is considered by Boeing as confidential. Buyer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity except as provided in Letter Agreement 6-1162-RLL-1736.


Very truly yours,

THE BOEING COMPANY


By
   ------------------------------

Its   Attorney in Fact
   ------------------------------


ACCEPTED AND AGREED TO as of this

date:                     , 1996
     --------------------

TRANS WORLD AIRLINES, INC.


By
   ------------------------------

Its
   ------------------------------